FOR GROWTH

Aggressive Growth Series

Investment Strategy and Performance in 1999

   Aggressive Growth Series delivered a strong performance in 1999. The Series provided a total return of 42.90% (capital change plus reinvestment of distributions) from its inception on May 3, 1999 through December 31, 1999. The Series outpaced its benchmark, the Standard & Poor's 500 Index, which had a total return of 21.0% for the same period. We attribute the Series' performance primarily to our sector allocation and individual stock selection.
   Aggressive Growth Series seeks companies that we believe can perform well over time, regardless of economic conditions. We focus on companies with strong growth prospects across all market capitalizations for added diversification.

Portfolio Snapshot

   While the stock market was volatile in fiscal 1999, the Series performed well in both up and down market periods due to our high concentration of technology and telecommunications stocks. These sectors performed well, providing some protection when the market dipped and boosting performance during upturns.
   We also maintained a higher concentration of stocks in the consumer services industry than the S&P 500 Index. The solid returns in this sector contributed to the Series' performance.
   We had limited exposure to the financial and healthcare sectors during the year which also helped our performance.

Investment Outlook

   It is likely that the market will remain volatile in 2000, with fluctuations becoming even more pronounced. We believe that the technology sector will continue to play a dominant role in the market, at least through the first quarter of the year, as companies redirect resources from Y2K readiness efforts to systems upgrades that had been put on hold. We also believe that anticipated expansion of the internet will cause the telecommunications sector to grow significantly over the next several years.

Growth of a $10,000 Investment
May 3, 1999 through
December 31, 1999

            Aggressive Growth Series                  Series S&P 500 Index

        05/03/1999          $10,000.00                       $10,000
        05/31/1999           $9,910.00                        $9,764
        06/30/1999          $10,160.00                       $10,306
        07/31/1999           $9,730.00                        $9,984
        08/30/1999           $9,580.00                        $9,934
        09/30/1999          $10,030.00                        $9,662
        10/30/1999          $10,820.00                       $10,273
        11/30/1999          $12,280.00                       $10,482
        12/31/1999          $14,290.00                       $11,100

                            Aggressive Growth Series
                            Cumulative Total Return
                      ----------------------------------
                       Lifetime                   42.90%

From inception on May 3, 1999 through December 31, 1999.

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Aggressive Growth Series and the S&P 500 Index for the period from the Series' inception on May 3, 1999 through December 31, 1999. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

--------------------------------------------------------------------------------
  Aggressive Growth Series Investment Objective
  Seeks to provide long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of companies providing the potential for high earnings growth.
--------------------------------------------------------------------------------

                                                             Aggressive Growth-1

Delaware Group Premium Fund-Aggressive Growth Series+
Statement of Net Assets
December 31, 1999

                                                           Number      Market
                                                         of Shares     Value
                                                         ---------     -------
 COMMON STOCK-83.22%
 Banking, Finance & Insurance-1.27%
 Citigroup ............................................   12,200    $  677,863
                                                                    ----------
                                                                       677,863
                                                                    ----------
 Business Services-2.65%
*Luminant Worldwide ...................................   13,900       632,450
 Young & Rubicam ......................................   11,100       785,325
                                                                    ----------
                                                                     1,417,775
                                                                    ----------
 Cable, Media & Publishing-10.22%
*ADELPHIA COMMUNICATIONS CLASS A ......................   22,600     1,483,125
*AMFM .................................................    4,000       313,000
*AT&T - Liberty Media Class A .........................   10,600       601,550
*CBS ..................................................   10,700       684,131
*Clear Channel Communications .........................    4,900       437,325
*Consolidated Graphics ................................   16,100       240,495
*InterPublic Group ....................................   15,100       871,081
*Omnicom Group ........................................    8,400       840,000
                                                                    ----------
                                                                     5,470,707
                                                                    ----------
 Computers & Technology-24.48%
*America Online .......................................   10,900       822,266
*Brio Technology ......................................   14,300       600,600
*Cisco Systems ........................................    7,600       814,150
*CITRIX SYSTEMS .......................................   10,600     1,303,800
*Digital Island .......................................    4,500       428,063
*Extreme Networks .....................................    4,300       359,050
*Hall, Kinion & Associates ............................    5,700       122,550
*INTERNAP NETWORK SERVICES ............................    5,700       986,100
*INTUIT ...............................................   30,300     1,816,106
*Legato Systems .......................................   12,500       860,156
*PEREGRINE SYSTEMS ....................................   17,500     1,473,281
*RealNetworks .........................................    3,500       424,156
*S1 ...................................................    8,700       679,688
*Stamps.com ...........................................    4,500       187,313
*Sun Microsystems .....................................    6,600       511,088
*VA Linux Systems .....................................      100        20,663
*VERISIGN .............................................    5,400     1,030,050
*Veritas Software .....................................    4,650       665,531
                                                                    ----------
                                                                    13,104,611
                                                                    ----------
 Consumer Products-2.98%
*GEMSTAR INTERNATIONAL
   GROUP LIMITED ......................................   22,400     1,596,000
                                                                    ----------
                                                                     1,596,000
                                                                    ----------
 Electronics & Electrical Equipment-8.46%
*AGILENT TECHNOLOGIES .................................   13,800     1,066,913
*Applied Micro Circuits ...............................    4,000       509,000
*Globespan ............................................    5,100       332,138
*JDS UNIPHASE .........................................    7,400     1,193,713
*Micrel ...............................................   16,900       962,244
*Xilinx ...............................................   10,200       463,781
                                                                    ----------
                                                                     4,527,789
                                                                    ----------

                                                           Number      Market
                                                         of Shares     Value
                                                         ---------     -------
 COMMON STOCK (Continued)
 Healthcare & Pharmacueticals-2.35%
*Genentech ............................................    5,600    $  753,200
*United Therapeutics ..................................   11,000       506,000
                                                                    ----------
                                                                     1,259,200
                                                                    ----------
 Industrial Machinery-2.07%
*Applied Materials ....................................    3,500       443,406
*Mettler-Toledo International .........................   17,400       664,463
                                                                    ----------
                                                                     1,107,869
                                                                    ----------
 Leisure, Lodging & Entertainment-6.10%
*Bally Total Fitness Holding ..........................   20,000       533,750
*Outback Steakhouse ...................................   25,900       671,781
*Papa John's International ............................   10,800       281,475
*P.F. Chang's China Bistro ............................   17,100       425,363
 Royal Caribbean Cruises ..............................   17,500       862,969
*SFX Entertainment Class A ............................   13,500       488,531
                                                                    ----------
                                                                     3,263,869
                                                                    ----------
 Packaging & Containers-0.58%
*Mobile Mini ..........................................   14,500       311,750
                                                                    ----------
                                                                       311,750
                                                                    ----------
 Retail-9.20%
*American Eagle Outfitters ............................   14,100       634,500
*Bed Bath & Beyond ....................................   14,100       489,975
*Best Buy .............................................   10,700       537,006
*Cost Plus ............................................   10,200       363,375
 HOME DEPOT ...........................................   19,350     1,326,684
*Kohl's ...............................................    9,300       671,344
*Staples ..............................................   22,500       466,875
*Toys R Us ............................................   30,500       436,531
                                                                    ----------
                                                                     4,926,290
                                                                    ----------
 Telecommunications-9.27%
*Adelphia Business Solutions ..........................    6,800       326,400
*American Tower Class A ...............................   30,500       932,156
*Concord Communications ...............................    9,500       421,563
*Ditech Communications ................................    5,500       514,250
*Global Crossing Limited ..............................   16,700       835,000
*NEXTEL Communications ................................    8,000       825,000
*NEXTLINK Communications Class A ......................    6,400       531,600
*Pinnacle Holdings ....................................   13,600       576,300
                                                                    ----------
                                                                     4,962,269
                                                                    ----------
 Transportation & Shipping-1.83%
 Expeditors International .............................   22,400       981,400
                                                                    ----------
                                                                       981,400
                                                                    ----------
 Utilities-1.76%
*AES ..................................................   12,600       941,850
                                                                    ----------
                                                                       941,850
                                                                    ----------
 Total Common Stock
  (cost $33,116,484) ..................................             44,549,242
                                                                    ----------


----------------------
 Top 10 stock holdings, representing 24.8% of net assets, are printed in bold. +Effective February 17, 2000, Aggressive Growth Series has been renamed Select
 Growth Series.



                                                             Aggressive Growth-2

Aggressive Growth Series
Statement of Net Assets (Continued)

                                                       Principal      Market
                                                         Amount       Value
                                                       ----------    --------
REPURCHASE AGREEMENTS-17.49%
With Chase Manhattan 2.50% 1/3/00
   (dated 12/31/99, collateralized by
   $2,642,000 U.S. Treasury Notes
   4.75% due 2/15/04, market
   value $2,537,680) ................................  $2,481,000  $ 2,481,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99, collateralized
   by $1,009,000 U.S. Treasury Notes
   6.375% due 9/30/01, market value
   $1,027,573 and $983,000 U.S.
   Treasury Notes 6.625% due 4/30/02,
   market value $1,001,517 and
   $980,000 U.S. Treasury Notes
   6.25% due 6/30/02, market
   value $979,551) ..................................   2,948,000    2,948,000
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $1,010,000 U.S. Treasury Notes
   5.625% due 11/30/00, market value
   $1,010,923 and $983,000 U.S.
   Treasury Notes 5.375% due 2/15/01,
   market value $994,750) ...........................   1,965,000    1,965,000
With Prudential Securities 2.75%
   1/3/00 (dated 12/31/99,
   collateralized by $2,049,000
   U.S. Treasury Bills due 5/18/00,
   market value $2,006,038) .........................   1,966,000    1,966,000
                                                                   -----------
Total Repurchase Agreements
   (cost $9,360,000) ................................                9,360,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES-100.71% (cost $42,476,484) ...... $53,909,242

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.71%) ..........    (380,689)
                                                                   -----------
NET ASSETS APPLICABLE TO 3,743,737 SHARES OUTSTANDING;
 EQUIVALENT TO $14.30 PER SHARE-100.00% .......................... $53,528,553
                                                                   ===========
COMPONENTS OF NET ASSETS AT DECMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) ... $40,741,492
Undistributed net investment income ..............................      41,738
Accumulated net realized gain on investments .....................   1,312,565
Net unrealized appreciation of investments .......................  11,432,758
                                                                   -----------
Total net assets ................................................. $53,528,553
                                                                   ===========


*Non-income producing security for the period ended December 31, 1999.

                             See accompanying notes



                                                             Aggressive Growth-3

Delaware Group Premium Fund-
Aggressive Growth Series
Statement of Operations

                                                                    5/3/99*
                                                                      to
                                                                   12/31/99
                                                                   --------
INVESTMENT INCOME:
Interest .....................................................   $   126,390
Dividends ....................................................        18,820
                                                                 -----------
                                                                     145,210
                                                                 -----------
EXPENSES:
Management fees ..............................................        97,202
Accounting and administration ................................         3,054
Custodian fees ...............................................         2,593
Reports and statements to shareholders .......................         1,414
Registration fees ............................................         1,309
Dividend disbursing and transfer agent
   fees and expenses .........................................           215
Trustees' fees ...............................................           178
Professional fees ............................................           160
Taxes (other than taxes on income) ...........................            40
Other ........................................................           883
                                                                 -----------
                                                                     107,048
Less expenses absorbed or waived .............................          (960)
Less expenses paid indirectly ................................        (2,616)
                                                                 -----------

Total expenses ...............................................       103,472
                                                                 -----------

NET INVESTMENT INCOME ........................................        41,738
                                                                 -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments .............................     1,312,565
Net change in unrealized appreciation / depreciation
   of investments ............................................    11,432,758
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ............................................    12,745,323
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................................   $12,787,061
                                                                 ===========

--------------
* Date of commencement of operations.


                             See accompanying notes

Delaware Group Premium Fund-
Aggressive Growth Series
Statement of Changes in Net Assets

                                                                    5/3/99*
                                                                      to
                                                                   12/31/99
                                                                   --------
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income .........................................  $    41,738
Net realized gain on investments ..............................    1,312,565
Net change in unrealized appreciation / depreciation
   of investments .............................................   11,432,758
                                                                 -----------
Net increase in net assets resulting from operations ..........   12,787,061
                                                                 -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .....................................   45,344,441
Cost of shares repurchased ....................................   (4,602,949)
                                                                 -----------
Increase in net assets derived from capital
   share transactions .........................................   40,741,492
                                                                 -----------

NET INCREASE IN NET ASSETS ....................................   53,528,553
                                                                 -----------

NET ASSETS:
Beginning of period ...........................................            -
                                                                 -----------
End of period .................................................  $53,528,553
                                                                 ===========

----------------
* Date of commencement of operations.

                             See accompanying notes





                                                             Aggressive Growth-4

Delaware Group Premium Fund-Aggressive Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                                   5/3/99(1)
                                                                      to
                                                                   12/31/99
                                                                   ---------

Net asset value, beginning of period ............................    $10.000

Income from investment operations:
Net investment income ...........................................      0.011
Net realized and unrealized gain on investments .................      4.289
                                                                     -------
Total from investment operations ................................      4.300
                                                                     -------

Net asset value, end of period ..................................    $14.300
                                                                     =======

Total return ....................................................      42.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .........................     $53,529
Ratio of expenses to average net assets .........................       0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly .....       0.81%
Ratio of net investment income to average net assets ............       0.32%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ...........       0.29%
Portfolio turnover ..............................................        174%


----------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.


                             See accompanying notes



                                                             Aggressive Growth-5

Delaware Group Premium Fund-Aggressive Growth Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Aggressive Growth Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $303 for the period ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $2,313 for the period ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the series, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over $2,500 million.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.









                                                             Aggressive Growth-6

Aggressive Growth Series
Notes to Financial Statements (Continued)

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                                     Dividend disbursing         Other
                  Investment            transfer agent,        expenses
                  management            accounting fees         payable
                fee payable to        and other expenses        to DMC
                     DMC                payable to DSC      and affiliates
                ---------------      -------------------    --------------
                   $96,242                 $3,930              $7,394

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the period ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .................................      $53,813,856
   Sales .....................................      $22,009,937

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                Aggregate        Aggregate
                 Cost of       unrealized       unrealized      Net unrealized
               investments    appreciation     depreciation      appreciation
               -----------    -------------    -------------    ---------------
               $42,869,611     $12,111,751     ($1,072,120)       $11,039,631

4. Capital Shares
Transactions in capital shares were as follows:

                                                          Shares         Net
                                         Shares sold    repurchased    increase
                                         -----------    -----------    --------
Period ended December 31, 1999* .......   4,188,091      (444,354)    3,743,737


---------------
*Commenced operations on 5/3/99.

5. Line of Credit
The Series has a committed line of credit for $700,000. No amount was outstanding at December 31, 1999, or at any time during the period.





                                                             Aggressive Growth-7

Delaware Group Premium Fund-Aggressive Growth Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Aggressive Growth Series

We have audited the accompanying statement of net assets of Aggressive Growth Series (the "Series") as of December 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the period May 3, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Growth Series at December 31, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the period May 3, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                                /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 4, 2000







                                                             Aggressive Growth-8

FOR INCOME

Capital Reserves Series

Investment Strategy and Performance in 1999
   As global economic recovery took hold in late fall 1998 and early 1999, investor confidence also recovered. U.S. Treasury bonds lost some appeal as investors pursued opportunities to earn higher yields. During 1999, the Series benefited from its yield-based investment strategy.
   For the year ended December 31, 1999, Capital Reserves Series provided a total return of 0.28% (capital change plus reinvestment of distributions). Its benchmark, Lehman Brothers Intermediate Government/Corporate Bond Index, had a total return of 0.39%.
   We attribute the Series' performance to its lower weighting in U.S. Treasuries compared to the Index, as well as strong performance from our investments in mortgage-backed bonds and asset-backed securities. The Index does not include mortgage-backed and asset-backed securities.
   In seeking to provide high current income with capital preservation, the Series invests primarily in high-quality U.S. government bonds, as well as corporate bonds with a credit quality rating of Aaa to Bbb (Aaa being the highest), as rated by Standard & Poor's and Moody's Investor Service. At year end, the average rating of bonds in the portfolio was Aaa.

Portfolio Snapshot
   During the year, we increased our position in U.S. Treasuries to about 6% to take advantage of the rally in Treasuries following the global economic crises in 1998. While the Series had roughly 6% of its net assets in U.S. Treasuries our holdings were still significantly lower than the Index.
   Our yield-based orientation led us to hold securities that tend to offer higher income potential. The Series held about 33% of its net assets in corporate bonds.
   Unlike the Index, which includes only government and corporate bonds, we included mortgages and asset-backed securities for their strong income potential. The Series held about 43% of its net assets in mortgage-backed and asset-backed securities. In 1999, these securities outperformed Treasuries.

Investment Outlook
   In the months ahead, we intend to evaluate the interest rate situation carefully and watch for changes in consumer and producer prices to gauge their potential effects on fixed income markets. Based on our evaluations, we will position the Series to take advantage of opportunities as presented.

--------------------------------------------------------------------------------
Capital Reserves Series Investment Objective
Seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. It attempts to achieve its objective by investing in short- and intermediate-term securities including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.
--------------------------------------------------------------------------------

                                                              Capital Reserves-1

Growth of a $10,000 Investment
January 1, 1990 through
December 31, 1999

   Capital Reserves Series
   Lehman Brothers Intermediate
   Government/Corporate Bond Index

                                    Capital Reserve Series
           12/31/1989                     $10,000.00
           12/31/1990                     $10,823.22
           12/31/1991                     $11,780.46
           12/31/1992                     $12,628.52
           12/31/1993                     $13,619.74
           12/31/1994                     $13,253.99
           12/31/1995                     $15,119.62
           12/31/1996                     $15,731.42
           12/31/1997                     $16,927.40
           12/31/1998                     $18,049.28
           12/31/1999                     $18,123.96


          Lehman Brothers Intermediate Government/Corporate Bond Index
                                    $10,000
                                    $10,916
                                    $13,409
                                    $14,587
                                    $14,306
                                    $16,499
                                    $17,167
                                    $18,518
                                    $20,078
                                    $20,157

                            Capital Reserves Series
                          Average Annual Total Returns
                          ----------------------------
                          10 Years               6.13%
                          Five Years             6.46%
                          One Year               0.28%

                      For periods ending December 31, 1999

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Capital Reserves Series and Lehman Brothers Intermediate Government/Corporate Bond Index for the 10-year period from January 1, 1990 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Capital Reserves-2

Delaware Group Premium Fund-Capital Reserves Series
Statement of Net Assets
December 31, 1999

                                                          Principal      Market
                                                           Amount        Value
ASSET-BACKED SECURITIES-12.88%
California Infrastructure PG&E
   Series 97-1 A4 6.16% 6/25/03 ...................      $555,000      $552,146
CIT RV Trust Series 98-A A5
   6.12% 11/15/13 .................................       440,000       424,380
Discover Card Master Trust Series
   99-2 A 5.90% 10/15/04 ..........................       670,000       655,917
EQCC Home Equity Loan Trust
   Series 98-2 A3F 6.229% 3/15/13 .................       535,000       528,313
Honda Auto Lease Trust Series 99-A A4
   6.45% 9/16/02 ..................................       705,000       701,828
MetLife Capital Equipment
   Loan Trust Series 97-AA 6.85% 5/20/08 ..........       410,000       408,319
NationsCredit Grantor Trust
   Series 96-1 A 5.85% 9/15/11 ....................       204,480       197,691
   Series 97-1 A 6.75% 8/15/13 ....................       320,524       315,716
PECO Energy Transition Trust Series
   99-A A4 5.80% 3/1/07 ...........................       650,000       615,550
Philadelphia, Pennsylvania Authority For
   Industrial Development Tax Claim
   Revenue Class A 6.488% 6/15/04 .................       348,737       327,813
                                                                    -----------
Total Asset-Backed Securities
   (cost $4,844,124) ..............................                   4,727,673
                                                                    -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS-6.36%
Asset Securitization Corporation
   Series 97-D5 A2 6.816% 2/14/41 .................       430,000       387,538
   Series 97-D5 A3 6.866% 2/14/41 .................       320,000       284,500
Federal National Mortgage Association
   Whole Loan Series 98-W3
   A2 6.50% 7/25/28 ...............................       446,870       440,237
Government National Mortgage
   Association Series 98-9
   B 6.85% 12/20/25 ...............................       765,000       726,812
Residential Accredit Loans Series
   98-QS9 A3 6.75% 7/25/28 ........................       500,000       493,242
                                                                    -----------
Total Collateralized Mortgage Obligations
   (cost $2,481,860) ..............................                   2,332,329
                                                                    -----------
COMMERCIAL MORTGAGE-BACKED
   SECURITIES-8.30%
DLJ Commercial Mortgage Series
   99-CG1 A1B 6.46% 1/10/09 .......................       690,000       642,563
First Union-Chase Commercial Mortgage
   Series 99-C2 A2 6.645% 4/15/09 .................       900,000       851,063
Lehman Large Loan Series 97-LLI A1
   6.79% 6/12/04 ..................................       412,880       408,945
Mortgage Capital Funding Series
   96-MC2-C 7.224% 9/20/06 ........................       400,000       385,250
Nomura Asset Securities
   Series 93-1 A1 6.68% 12/15/01 ..................       307,943       302,843
   Series 96-MD5 A3 7.638% 4/13/36 ................       460,000       457,341
                                                                    -----------
Total Commercial Mortgage-Backed
   Securities ($3,172,000) ........................                   3,048,005
                                                                    -----------

                                                          Principal      Market
                                                           Amount        Value
CORPORATE BONDS-32.58%
American Financial Group
   7.125% 4/15/09 .................................   $   250,000    $  227,747
Associates Corporation NA
   6.25% 11/1/08 ..................................       500,000       461,639
Banco Santander
   6.50% 11/1/05 ..................................       340,000       321,094
Banco Santiago
   7.00% 7/18/07 ..................................       270,000       240,485
Consumer Energy 6.375% 2/1/08 .....................       335,000       303,792
Cox Communications 6.15% 8/1/03 ...................       375,000       360,379
Daimler Chrysler 6.90% 9/1/04 .....................       465,000       460,350
Fairfax Financial Holdings 7.375% 3/15/06 .........       130,000       117,371
Federal National
   Mortgage Association 4.625% 10/15/01 ...........       440,000       426,348
Finova Capital 7.25% 11/8/04 ......................       845,000       835,760
Ford Motor Credit 6.70% 7/16/04 ...................       615,000       602,344
Great Western Financial 8.206% 2/1/27 .............       500,000       467,050
Household Finance 6.50% 11/15/08 ..................       700,000       648,366
Lehman Brothers 6.625% 2/15/08 ....................       670,000       618,343
MCI Worldcom 7.55% 4/1/04 .........................       795,000       804,879
Meritor Automotive 6.80% 2/15/09 ..................       835,000       756,916
Morgan Stanley Dean Witter
   7.125% 1/15/03 .................................       830,000       828,528
Osprey Trust 8.31% 1/15/03 ........................       600,000       594,326
Safeway 7.00% 9/15/02 .............................       570,000       565,390
Sun Microsystems 7.65% 8/15/09 ....................       375,000       373,696
Tommy Hilfiger USA 6.85% 6/1/08 ...................       615,000       555,535
United Health Care 6.60% 12/1/03 ..................       625,000       594,277
United News and Media 7.75% 7/1/09 ................       525,000       510,290
USA Waste Services 6.125% 7/15/01 .................       295,000       281,930
                                                                    -----------
Total Corporate Bonds
   (cost $12,520,563 ) ............................                  11,956,835
                                                                    -----------
MORTGAGE-BACKED SECURITIES-32.53%
Federal Home Loan Mortgage Corporation
   Gold 7.00% 4/1/29 ..............................       353,908       342,295
Federal Home Loan Mortgage Corporation
   6.25% 10/15/02 .................................     5,405,000     5,354,237
Federal National Mortgage Association
   6.00% 4/1/13 ...................................       375,833       360,448
   6.00% 5/1/13 ...................................       480,121       456,565
   6.25% 11/15/02 .................................       400,000       396,153
   6.50% 8/15/04 ..................................       650,000       642,068
   6.50% 5/1/29 ...................................     1,380,504     1,301,557
   7.00% 8/1/28 ...................................       347,203       335,376
   7.00% 11/1/28 ..................................       547,246       528,605
   7.00% 8/1/29 ...................................       413,597       400,156
   7.50% 6/1/28 ...................................       289,887       286,626
   7.50% 9/1/29 ...................................     1,490,808     1,474,969
Government National Mortgage Association
   12.00% 6/20/14 .................................        23,714        26,456
   12.00% 3/20/15 .................................        16,228        18,591
   12.00% 2/20/16 .................................        11,415        12,906
                                                                    -----------
Total Mortgage-Backed Securities
    (cost $12,208,334) ............................                  11,937,008
                                                                    -----------

                                                              Capital Reserves-3

Capital Reserves Series
Statement of Net Assets (Continued)
December 31, 1999


                                                          Principal      Market
                                                           Amount        Value
U.S. Treasury Obligations-5.56%
U.S. Treasury Inflation Index Notes
   3.625% 7/15/02 .................................      $733,852   $   726,756
U.S. Treasury Notes
   4.50% 1/31/01 ..................................       340,000       334,470
   5.25% 5/15/04 ..................................       375,000       359,318
   5.50% 8/31/01 ..................................       270,000       266,918
   5.875% 11/15/05 ................................       365,000       354,505
                                                                    -----------
Total U.S. Treasury Obligations
   (cost $2,065,041) ..............................                   2,041,967
                                                                    -----------

                                                          Principal      Market
                                                           Amount        Value

REPURCHASE AGREEMENTS-1.00%
With Chase Manhattan 2.50% 1/3/00
   (dated 12/31/99, collateralized by $103,000
   U.S. Treasury Notes 4.75% due 2/15/04,
   market value $99,230) ..........................      $ 97,000       $97,000
With J.P. Morgan Securities 3.00% 1/3/00
   (dated 12/31/99, collateralized by $39,000
   U.S. Treasury Notes 6.375% due 9/30/01,
   market value $40,161 and $38,000
   U.S. Treasury Notes 6.625% due 4/30/02,
   market value $39,162 and $38,000
   U.S. Treasury Notes 6.25% due 6/30/02,
   market value $38,303) ..........................       115,000       115,000
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized by $39,000
   U.S. Treasury Notes 5.625% due 11/30/00,
   market value $39,530 and $38,000
   U.S. Treasury Notes 5.375% due 2/15/01,
   market value $38,897) ..........................        77,000        77,000
With Prudential Securities 2.75% 1/3/00
   (dated 12/31/99, collateralized by $80,000
   U.S. Treasury Bills due 5/18/00,
   market value $78,441) ..........................        77,000        77,000
                                                                    -----------
Total Repurchase Agreements
   (cost $366,000) ................................                     366,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES-99.21% (cost $37,657,922) ......   $36,409,817

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.79% ...........       291,268
                                                                    -----------
NET ASSETS APPLICABLE TO 3,920,766 SHARES OUTSTANDING;
   EQUIVALENT TO $9.36 PER SHARE-100.00% ........................   $36,701,085
                                                                    ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) ..   $39,711,110
Accumulated net realized loss on investments ....................    (1,761,920)
Net unrealized depreciation of investments ......................    (1,248,105)
                                                                    -----------
Total net assets ................................................   $36,701,085
                                                                    ===========

                             See accompanying notes

                                                              Capital Reserves-4

Delaware Group Premium Fund-Capital Reserves Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Interest ........................................................    $2,616,245
                                                                     ----------
EXPENSES:
Management fees .................................................       216,148
Professional fees ...............................................        30,034
Accounting and administration ...................................        16,392
Reports and statements to shareholders ..........................        16,149
Taxes (other than taxes on income) ..............................        15,692
Registration fees ...............................................         6,257
Custodian fees ..................................................         6,190
Dividend disbursing and transfer agent
   fees and expenses ............................................         1,387
Trustees' fees ..................................................         1,223
Other ...........................................................        10,109
                                                                     ----------
                                                                        319,581
Less expenses paid indirectly ...................................        (1,871)
                                                                     ----------
Total expenses ..................................................       317,710
                                                                     ----------
NET INVESTMENT INCOME ...........................................     2,298,535
                                                                     ----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ................................      (567,640)
Net change in unrealized appreciation /
   depreciation of investments ..................................    (1,610,612)
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...............................................    (2,178,252)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................................    $  120,283
                                                                     ==========

See accompanying notes




Delaware Group Premium Fund-
Capital Reserves Series
Statements of Changes in Net Assets
                                                       Year Ended   Year Ended
                                                        12/31/99      12/31/98
                                                      -----------   -----------
INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS:
Net investment income .............................   $ 2,298,535   $ 1,962,601
Net realized gain (loss) on investments ...........      (567,640)      381,375
Net change in unrealized appreciation /
   depreciation of investments ....................    (1,610,612)      (89,594)
                                                      -----------   -----------
Net increase in net assets
   resulting from operations ......................       120,283     2,254,382
                                                      -----------   -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .............................    (2,298,535)   (1,962,601)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................     9,387,985    23,284,345
Net asset value of shares issued upon
   reinvestment of dividends from
   net investment income ..........................     2,301,248     1,906,213
                                                      -----------   -----------
                                                       11,689,233    25,190,558
Cost of shares repurchased ........................   (14,521,380)  (12,947,687)
                                                      -----------   -----------
Increase (decrease) in net assets derived
   from capital share transactions ................    (2,832,147)   12,242,871
                                                      -----------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS ..................................    (5,010,399)   12,534,652
                                                      -----------   -----------
NET ASSETS:
Beginning of year .................................    41,711,484    29,176,832
                                                      -----------   -----------
End of year .......................................   $36,701,085   $41,711,484
                                                      ===========   ===========

                             See accompanying notes

                                                              Capital Reserves-5

Delaware Group Premium Fund-Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                 Year Ended December 31,
                                                                1999        1998         1997         1996        1995
                                                             ----------------------------------------------------------
Net asset value, beginning of year ........................   $ 9.880     $ 9.790      $ 9.690     $ 9.930      $ 9.300

Income (loss) from investment operations:
Net investment income .....................................     0.546       0.556        0.613       0.623        0.643
Net realized and unrealized gain (loss) on investments ....    (0.520)      0.090        0.100      (0.240)       0.630
                                                               ------      ------       ------      ------       ------
Total from investment operations ..........................     0.026       0.646        0.713       0.383        1.273
                                                               ------      ------       ------      ------       ------
Less dividends:
Dividends from net investment income ......................    (0.546)     (0.556)      (0.613)     (0.623)      (0.643)
                                                               ------      ------       ------      ------       ------
Total dividends ...........................................    (0.546)     (0.556)      (0.613)     (0.623)      (0.643)
                                                               ------      ------       ------      ------       ------
Net asset value, end of year ..............................    $9.360      $9.880       $9.790      $9.690       $9.930
                                                               ======      ======       ======      ======       ======

Total return ..............................................     0.28%       6.78%        7.60%       4.05%       14.08%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................   $36,701     $41,711      $29,177     $27,768      $27,935
Ratio of expenses to average net assets ...................     0.79%       0.79%        0.75%       0.72%        0.71%
Ratio of net investment income to average net assets ......     5.68%       5.62%        6.31%       6.43%        6.64%
Portfolio turnover ........................................      129%        166%         120%        122%         145%

                             See accompanying notes

                                                              Capital Reserves-6

Delaware Group Premium Fund-Capital Reserves Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Capital Reserves Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, will be distributed following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $931 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $940 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.50% of the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.60% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2000. No reimbursement was due for the year ended December 31, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                              Capital Reserves-7

Capital Reserves Series
Notes to Financial Statements (Continued)

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                                  Dividend disbursing                  Other
         Investment                 transfer agent,                  expenses
         management                 accounting fees                  payable
       fee payable to             and other expenses                  to DMC
            DMC                    payable to DSC                 and affiliates
       --------------            --------------------             --------------
          $15,851                       $1,523                        $3,978

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:
Purchases .........................................   $31,523,923
Sales .............................................   $31,285,912

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

     Aggregate                            Aggregate
     Cost of             unrealized      unrealized       Net unrealized
   investments         appreciation      depreciation     depreciation
   -----------         ------------      ------------     ------------
   $37,660,547             $456          ($1,251,186)       ($1,250,730)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                            Year of Expiration
      2002                       2004                2007              Total
  ----------                  ----------          ----------        ----------
   $884,453                    $292,208            $543,334         $1,719,995
4. Capital Shares
Transactions in capital shares were as follows:

                                                        Shares issued
                                                     upon reinvestment of
                                                      dividends from net       Shares                Net
                                      Shares sold     investment income      repurchased     increase (decrease)
                                      -----------     -----------------      -----------     -------------------
Year ended December 31, 1999: ......     975,002           239,847           (1,516,970)          (302,121)
Year ended December 31, 1998: ......   2,364,760           193,836           (1,315,298)         1,243,298


5. Line of Credit
The Series has a committed line of credit for $1,400,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Credit and Market Risk
The Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

                                                              Capital Reserves-8

Capital Reserves Series
Notes to Financial Statements (Continued)

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                (A)*                (B)*
             Long-Term           Ordinary           (C)
           Capital Gains          Income           Total             (D)**
           Distributions      Distributions     Distribution      Qualifying
           (Tax Basis)         (Tax Basis)      (Tax Basis)       Dividends(1)
           -----------         -----------      -----------       ------------
               --                  100%            100%                --

---------------
  *Items (A) and (B) are based on a percentage of the Series' total distributions.
 **Item (D) is based on a percentage of ordinary income of the Series.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                              Capital Reserves-9

Delaware Group Premium Fund-Capital Reserves Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Capital Reserves Series

We have audited the accompanying statement of net assets of Capital Reserves Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Reserves Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                  /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000

FOR INCOME

Cash Reserve Series

Investment Strategy and Performance in 1999
   Fixed income securities and equity investments experienced tremendous volatility in 1999. The Federal Reserve Board's interest rate cuts last fall resulted in a significant stock market recovery that started in the fourth quarter of 1998 and continued with little interruption through 1999. Consequently, investors generally remained focused on the equity markets.
   During the last six months, fixed-income securities took a back seat to equities. The success of the stock market in the spring and summer heightened inflationary concerns and the Fed responded by raising interest rates four times since June. As of this writing, the Federal Funds rate on overnight loans between banks stands at 5.75%.
   Money market funds benefited from the four interest rate hikes. Prior to the Fed's first rate increase in June, we shortened the Series' average maturity from 63 days as of March 31, 1999 to 48 days as of December 31. We believe maintaining our maturity in this range positions the Series to benefit from higher interest rates. We plan to hold maturity within this range until we see a significant yield advantage in extending it.
   Cash Reserve Series, a money market fund which invests primarily in high quality money market instruments, achieved its objective of providing current income while preserving principal. The Series had a total return of 4.81%, with dividends reinvested. We maintain a credit quality rating of A1, P1 (as rated by Standard & Poor's and Moody's Investor Services). This is the highest quality rating available.

Investment Outlook
   Since June, the Federal Reserve has raised interest rates four times, taking back the rate cuts of last autumn. However, the economy is still growing at a rapid clip and commodity prices are rising. With unemployment low, there is concern about possible wage inflation. To curb inflation, the Federal Reserve Board may decide to raise rates again. Even if the Fed is idle, however, interest rates may continue to rise. The yield on the 30-year Treasury bond was 6.50% as of December 29, 1999, up from 5.09% a year earlier. We believe that recently rising rates mark a trend reversal and that higher rates could remain in force for several months, creating higher income potential for Cash Reserve Series.

                              Cash Reserve Series
                          Average Annual Total Returns
                        ----------------------------------
                        10 Years                     4.79%
                        Five Years                   5.08%
                        One Year                     4.81%

                      For periods ending December 31, 1999

Growth of a $10,000 Investment
January 1, 1990 through
December 31, 1999
                                                       Cash Reserve Series
12/31/1989                                                $10,000.00
12/31/1990                                                $10,755.50
12/31/1991                                                $11,355.80
12/31/1992                                                $11,724.90
12/31/1993                                                $12,015.60
12/31/1994                                                $12,457.10
12/31/1995                                                $13,140.00
12/31/1996                                                $13,788.20
12/31/1997                                                $14,491.40
12/31/1998                                                $15,209.90
12/31/1999                                                $15,960.40

Past performance is not a guarantee of future results.

The chart shows a $10,000 investment in the Cash Reserve Series for the 10-year period from January 1, 1990 through December 31, 1999. All dividends were reinvested. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Series. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

--------------------------------------------------------------------------------
Cash Reserve Series Investment Objective
Seeks to provide maximum current income while preserving principal and maintaining liquidity by investing its assets in a diversified portfolio of money market securities and managing the Series to maintain a constant net asset value of $10 per share.
--------------------------------------------------------------------------------

                                                                  Cash Reserve-1

Delaware Group Premium Fund-Cash Reserve Series
Statement of Net Assets
December 31, 1999

                                                        Principal     Market
                                                         Amount       Value
COMMERCIAL PAPER-77.49%
Financial Services-47.88%
Aegon Funding 5.90% 3/2/00 ........................    $2,000,000 $ 1,980,006
Allianz of America 5.83% 3/15/00 ..................     1,000,000     988,016
Bank of America
   5.40% 2/14/00 ..................................     1,000,000     993,400
   5.89% 4/12/00 ..................................     1,000,000     983,312
Ciesco LP 5.95% 1/27/00 ...........................     2,000,000   1,991,406
Corporate Asset Funding 6.00% 2/2/00 ..............     1,700,000   1,690,903
Fleet Funding 6.00% 1/31/00 .......................     2,000,000   1,990,000
Ford Motor Credit 6.48% 1/21/00 ...................     2,000,000   1,996,040
GE Capital International Funding
   5.77% 3/6/00 ...................................     1,000,000     989,582
HD Real Estate Funding 5.71% 2/7/00 ...............     2,000,000   1,988,263
International Nederlanden U.S. Fund
   5.84% 3/24/00 ..................................     1,500,000   1,479,803
Marsh USA 5.57% 4/28/00 ...........................     2,000,000   1,963,486
National Australia Funding
   5.94% 2/4/00 ...................................     2,000,000   1,988,780
St. Paul Companies 5.65% 2/18/00 ..................     2,000,000   1,984,933
Swiss Re Financial Products
   5.82% 2/23/00 ..................................     1,100,000   1,090,575
   5.90% 3/2/00 ...................................     1,207,000   1,194,933
UBS Finance 4.50% 1/4/00 ..........................     2,200,000   2,199,175
                                                                  -----------
                                                                   27,492,613
                                                                  -----------
Industrial-10.60%
AT&T 6.136% 7/13/00 ...............................     1,000,000     999,788
BMW US Capital 4.50% 1/3/00 .......................     2,100,000   2,099,475
Golden Peanut 5.90% 3/15/00 .......................     1,000,000     987,872
Koch Industries 3.50% 1/5/00 ......................     2,000,000   1,999,222
                                                                  -----------
                                                                    6,086,357
                                                                  -----------
Mortgage Bankers & Brokers-19.01%
Bear Stearns 5.84% 3/16/00 ........................     2,000,000   1,975,667
Credit Suisse First Boston
   5.57% 2/10/00 ..................................     1,000,000     993,811
   5.80% 3/9/00 ...................................     1,000,000     989,044
Goldman Sachs Group 5.70% 2/29/00 .................     1,000,000     990,658
Merril Lynch 5.95% 1/31/00 ........................     2,000,000   1,990,083
Morgan (J.P.) 5.92% 3/10/00 .......................     2,000,000   1,977,307
Morgan Stanley Dean Witter
   5.30% 2/3/00 ...................................     1,000,000   1,000,000
   5.30% 2/4/00 ...................................     1,000,000   1,000,000
                                                                  -----------
                                                                   10,916,570
                                                                  -----------
Total Commercial Paper ............................                44,495,540
                                                                  -----------

                                                        Principal     Market
                                                         Amount       Value
 CERTIFICATES OF DEPOSIT-20.02%
 American Express Century
   5.97% 2/17/00 ..................................    $2,000,000 $ 2,000,000
 Candian Imperial Bank 5.18% 3/15/00 ..............     2,000,000   1,995,772
 Commerzbank 5.085% 2/16/00 .......................     1,500,000   1,499,936
 Svenska Handelsbanken
   5.145% 3/20/00 .................................     2,000,000   1,997,634
 West Deutsche Landes Bank
   6.00% 3/1/00 ...................................     2,000,000   2,000,000
 Wilmington Trust 6.10% 3/9/00 ....................     2,000,000   2,000,000
                                                                  -----------
 Total Certificates of Deposit ....................                11,493,342
                                                                  -----------

*FLOATING RATE NOTES-1.74%
 Racers 6.503% 6/2/00 .............................     1,000,000   1,000,000
                                                                  -----------
 Total Floating Rate Notes ........................                 1,000,000
                                                                  -----------

 REPURCHASE AGREEMENTS - 0.08%
 With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99, collateralized
   by $13,000 U.S. Treasury Notes
   4.75% due 2/15/04, market
   value $12,743) .................................        12,400      12,400
 With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99, collateralized
   by $5,000 U.S. Treasury Notes
   6.375% due 9/30/01, market value
   $5,160 and $5,000 U.S. Treasury
   Notes 6.625% due 4/30/02, market
   value $5,029 and $5,000 U.S.
   Treasury Notes 6.25% due 6/30/02,
   market value $4,919) ...........................        14,800      14,800
 With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $5,000 U.S. Treasury Notes 5.625%
   due 11/30/00, market value $5,076
   and $5,000 U.S. Treasury Notes
   5.375% due 2/15/01, market
   value $4,995) ..................................         9,900       9,900
 With Prudential Securites 2.75% 1/3/00
   (dated 12/31/99, collateralized by
   $10,000 U.S. Treasury Bills due
   5/18/00, market value $10,073) .................         9,900       9,900
                                                                  -----------
   Total Repurchase Agreements ....................                    47,000
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES-99.33% (cost $57,035,882 )** ... $57,035,882

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.67% ...........     384,914
                                                                  -----------

NET ASSETS APPLICABLE TO 5,742,080 SHARES OUTSTANDING;
EQUIVALENT TO $10.00 PER SHARE-100.00% .......................... $57,420,796
                                                                  ===========
-------------
 * Floating Rate Notes-The interest rate shown is the rate as of December 31, 1999 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
**  Also the cost for federal income tax purposes.


                             See accompanying notes

                                                                  Cash Reserve-2

Delaware Group Premium Fund-
Cash Reserve Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Interest ..........................................    $2,797,649
                                                       ----------

EXPENSES:
Management fees ...................................       246,155
Accounting and administration .....................        21,418
Custodian fees ....................................         7,050
Reports and statements to shareholders ............         6,375
Professional fees .................................         4,895
Taxes (other than taxes on income) ................         2,590
Trustees' fees ....................................         1,542
Dividend disbursing and transfer agent
   fees and expenses ..............................         1,380
Registration fees .................................           795
Other .............................................         6,590
                                                       ----------
                                                          298,790
Less expenses paid indirectly .....................        (1,218)
                                                       ----------
Total expenses ....................................       297,572
                                                       ----------

NET INVESTMENT INCOME .............................     2,500,077
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................    $2,500,077
                                                       ==========

                             See accompanying notes





Delaware Group Premium Fund-
Cash Reserve Series
Statements of Changes in Net Assets

                                                          Year       Year
                                                          Ended      Ended
                                                         12/31/99   12/31/98
                                                       ---------- ----------
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................    $2,500,077 $ 2,120,119
                                                     ------------ -----------
Net increase in net assets resulting
   from operations ................................     2,500,077   2,120,119
                                                     ------------ -----------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .............................    (2,500,077) (2,120,119)
                                                     ------------ -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................   170,410,782  94,961,957
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income ..............................     2,476,890   2,068,676
                                                     ------------ -----------
                                                      172,887,672  97,030,633
Cost of shares repurchased ........................  (158,359,931)(84,848,754)
                                                     ------------ -----------
Increase in net assets derived from
   capital share transactions .....................    14,527,741  12,181,879
                                                     ------------ -----------

NET INCREASE IN NET ASSETS ........................    14,527,741  12,181,879
                                                     ------------ -----------

NET ASSETS:
Beginning of year .................................    42,893,055  30,711,176
                                                     ------------ -----------
End of year .......................................   $57,420,796 $42,893,055
                                                     ============ ===========

                             See accompanying notes

                                                                  Cash Reserve-3

Delaware Group Premium Fund-Cash Reserve Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1999        1998        1997         1996        1995
                                                              ---------------------------------------------------------
Net asset value, beginning of year ........................   $10.000     $10.000      $10.000     $10.000      $10.000

Income from investment operations:
Net investment income .....................................     0.471       0.497        0.497       0.482        0.535
                                                              -------     -------      -------     -------      -------
Total from investment operations ..........................     0.471       0.497        0.497       0.482        0.535
                                                              -------     -------      -------     -------      -------

Less dividends:
Dividends from net investment income ......................    (0.471)     (0.497)      (0.497)     (0.482)      (0.535)
                                                              -------     -------      -------     -------      -------
Total dividends ...........................................    (0.471)     (0.497)      (0.497)     (0.482)      (0.535)
                                                              -------     -------      -------     -------      -------

Net asset value, end of year ..............................   $10.000     $10.000      $10.000     $10.000      $10.000
                                                              =======     =======      =======     =======      =======

Total return ..............................................     4.81%       5.08%        5.10%       4.93%        5.48%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................   $57,421     $42,893      $30,711     $26,479      $16,338
Ratio of expenses to average net assets ...................     0.56%       0.59%        0.64%       0.61%        0.62%
Ratio of net investment income to average net assets ......     4.72%       4.96%        4.98%       4.82%        5.35%

                             See accompanying notes

                                                                  Cash Reserve-4

Delaware Group Premium Fund-Cash Reserve Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Cash Reserve Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, will be distributed following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,218 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.45% of the first $500 million of average daily net assets of the Series, 0.40% on the next $500 million, 0.35% on the next $1,500 million and 0.30% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.50% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2000. No reimbursement was due for the year ended December 31, 1999.


                                                                  Cash Reserve-5

Cash Reserve Series
Notes to Financial Statements (Continued)

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                        Dividend disbursing           Other
   Investment             transfer agent,           expenses
   management            accounting fees             payable
 fee payable to        and other expenses            to DMC
     DMC                 payable to DSC          and affiliates
 --------------        --------------------      --------------
   $21,955                   $2,134                  $7,797

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Capital Shares
Transactions in capital shares were as follows:

                                                                 Shares issued upon
                                                                  reinvestment of
                                                                 dividends from net      Shares          Net
                                              Shares sold         investment income    repurchased     increase
                                              -----------        ------------------   ------------     ---------
Year ended December 31, 1999: ............    17,041,078              247,689         (15,835,993)     1,452,774
Year ended December 31, 1998: ............     9,496,196              206,867          (8,484,875)     1,218,188

4. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as ordinary income distributions paid during the year as follows:

                                      (A)*
                                    Ordinary
                                     Income
                                  Distributions
                                   (Tax Basis)
                                  -------------
                                      100%

------------
* Item (A) is based on a percentage of the Series' total distributions.

                                                                  Cash Reserve-6

Delaware Group Premium Fund-Cash Reserve Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Cash Reserve Series

We have audited the accompanying statement of net assets of Cash Reserve Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserve Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                   /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

                                                                  Cash Reserve-7

FOR TOTAL RETURN

Convertible Securities Series

Investment Strategy and Performance in 1999
   Convertible Securities, because their performance is indirectly linked to the performance of common stock, shared in the stock market's success in fiscal 1999. Moreover, because convertibles pay a fixed rate of income, their prices rose to a lesser extent than common stocks during the year.
   For the year ended December 31, 1999, Convertible Securities Series provided a total return of 6.97% (capital change plus reinvestment of distributions), underforming its benchmark Merrill Lynch Convertible Securities Index, which returned 44.31% for the same period.
   During 1999, the stock market's gains were generally provided by a small number of large cap growth stocks and selected technology stocks. A similar situation occurred in the convertible securities market. A small number of convertible securities, issued by growth-oriented companies, were responsible for a disproportionate share of the Index's performance. Because we tend to follow a value-oriented strategy, we did not own these convertible securities and were unable to keep pace with the Index. The Series underperformed largely because of our strict adherence to a value-style approach to investing. We strive to select what we believe are healthy, undervalued companies with the potential to reach their full intrinsic value in the not too distant future. Over longer time periods, we believe this strategy will enable your Series to deliver returns in line with its benchmarks, although it did not do so for this time period.
   At year end fiscal 1999, 80% of the Series' net assets was invested in convertible securities - split equally between convertible preferred stocks and convertible bonds. Common stocks accounted for 19% of the Series' net assets, with the remainder in cash.
   Our focus on convertible securities seeks to capture both the fixed-income benefits of bonds and the capital appreciation potential of owning stocks. We believe that over time this combination should result in a lower risk profile for the Series than a portfolio invested solely in common stocks. In general, convertible securities can be expected to deliver about two-thirds of the return of common stocks, according to Merrill Lynch. That means that either way the market moves, convertibles would likely gain or lose one-third less than stocks in general.

Portfolio Snapshot
   During fiscal 1999, we remained diversified across a broad range of industries to help protect the Series against a downturn in any one sector. We invested in financial services companies, real estate investment trusts (REITs), utilities, consumer services companies and cyclicals. Both REITs and cyclical securities did poorly in 1999 - REITs were out of favor as investors stayed narrowly focused on large-cap growth stocks and cyclicals were weak as a result of reduced demand for commodities.
   We were able to increase our holdings in technology, telecommunications and internet-related companies in 1999. We found opportunities in several companies whose securities offered high enough yields to meet our investment strategy. However, we are still underweighted in these areas compared to the index, which hurt our performance.

Investment Outlook
   We believe the stock market will exhibit some significant price swings in the coming months due to interest rate concerns. However, we believe investors will inevitably seek out companies and industries where solid earnings growth is available at reasonable prices. We will continue to concentrate on convertible securities that have the potential to offer the Series an attractive level of current income while we wait for capital appreciation potential.

--------------------------------------------------------------------------------
Convertible Securities Series Investment Objective
Seeks a high level of total return through a combination of capital appreciation and current income. It seeks to achieve this objective by investing primarily in preferred stocks, fixed-income securities or other securities that can be converted into common stock.
--------------------------------------------------------------------------------

                                                        Convertible Securities-1

Growth of a $10,000 Investment
May 1, 1997 to
December 31, 1999

                          Convertible              Merrill Lynch Convertible
                        Securities Series              Securities Index
                        -----------------              ----------------

     05/01/1997            $10,000.00                      $10,000.00
     06/30/1997            $10,390.00                      $10,788.00
     09/30/1997            $11,980.00                      $11,903.00
     12/31/1997            $11,670.00                      $12,541.00
     03/31/1998            $12,597.76                      $12,979.00
     06/30/1998            $11,936.35                      $13,078.00
     09/30/1998            $10,665.20                      $13,320.00
     12/31/1998            $11,533.30                      $14,105.00
     03/31/1999            $11,338.17                      $14,846.52
     06/30/1999            $11,810.59                      $15,971.76
     09/30/1999            $11,348.90                      $15,898.74
     12/31/1999            $12,336.70                      $20,356.00


                         Convertible Securities Series
                          Average Annual Total Returns
                          ----------------------------
                             Lifetime      8.18%
                             One Year      6.97%

                      For periods ending December 31, 1999


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Convertible Securities Series and the Merrill Lynch Convertible Securities Index for the period from the Series' inception on May 1, 1997 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                        Convertible Securities-2

Delaware Group Premium Fund-Convertible Securities Series
Statement of Net Assets
December 31, 1999

                                                         Principal      Market
                                                          Amount        Value
   CONVERTIBLE BONDS-37.67%
   Automobiles & Automotive Parts-3.28%
   Magna International 4.875% 2/15/05 .............      $175,000     $ 149,625
   Tower Automotive 5.00% 8/1/04 ..................       200,000       166,750
                                                                     ----------
                                                                        316,375
                                                                     ----------
   Banking, Finance & Insurance-1.42%
   Bell Atlantic Financial
    Services 5.75% 4/1/03 .........................       135,000       137,025
                                                                     ----------
                                                                        137,025
                                                                     ----------
   Cable, Media & Publishing-6.32%
   Clear Channel Communications
    1.50% 12/1/02 .................................       300,000       308,250
 **Jacor Communications 4.625% 2/9/18 .............       300,000       201,750
   World Color Press 6.00% 10/1/07 ................       100,000        99,250
                                                                     ----------
                                                                        609,250
                                                                     ----------
   Computers & Technology-12.37%
   Amazon.com 4.75% 2/1/09 ........................       155,000       176,119
   Mindspring Enterprises 5.00% 4/15/06 ...........       310,000       298,375
   National Data 5.00% 11/1/03 ....................       200,000       182,000
 **Network Associates 4.628% 2/13/18 ..............       300,000       113,250
 **Network Associates 4.127% 2/13/18 ..............       220,000        83,050
   Siebel Systems 5.50% 9/15/06 ...................       175,000       339,281
                                                                     ----------
                                                                      1,192,075
                                                                     ----------
   Consumer Products-2.19%
   Devon Energy 4.95% 8/15/08 .....................       215,000       210,700
                                                                     ----------
                                                                        210,700
                                                                     ----------
   Food, Beverage & Tobacco-1.18%
 **Whole Foods Market 4.93% 3/2/18 ................       300,000       113,250
                                                                     ----------
                                                                        113,250
                                                                     ----------
   Industrial Machinery-3.62%
   Mail-Well 5.00% 11/1/02 ........................       250,000       235,313
   Thermo Fibertek 4.50% 7/15/04 ..................       140,000       113,400
                                                                     ----------
                                                                        348,713
                                                                     ----------
   Metals & Mining-1.90%
   MascoTech 4.50% 12/15/03 .......................       250,000       183,125
                                                                     ----------
                                                                        183,125
                                                                     ----------
   Telecommunications-3.64%
   Level Three Communications
    6.00% 9/15/09 .................................       250,000       351,250
                                                                     ----------
                                                                        351,250
                                                                     ----------
   Miscellaneous-1.75%
   Omnicare 5.00% 12/1/07 .........................       250,000       168,750
                                                                     ----------
                                                                        168,750
                                                                     ----------
   Total Convertible Bonds
   (cost $3,502,962) ..............................                   3,630,513
                                                                     ----------

                                                           Number
                                                         of Shares
   COMMON STOCK-18.99%
   Automobiles & Automotive Parts-2.34%
   General Motors .................................         3,100       225,331
                                                                     ----------
                                                                        225,331
                                                                     ----------
   Buildings & Materials-2.12%
  *Georgia-Pacific PEPS ...........................         4,000       204,500
                                                                     ----------
                                                                        204,500
                                                                     ----------
   Energy-4.41%
   Exxon Mobil ....................................         5,272       424,726
                                                                     ----------
                                                                        424,726
                                                                     ----------

                                                           Number       Market
                                                         of Shares      Value
   COMMON STOCK (Continued)
   Leisure, Lodging & Entertainment-1.83%
   Starwood Hotels & Resorts Worldwide ............         7,500      $176,250
                                                                     ----------
                                                                        176,250
                                                                     ----------
   Real Estate-8.24%
   Grove Property Trust ...........................        26,200       347,150
   Public Storage .................................        10,400       235,950
   SL Green Realty ................................         9,700       210,975
                                                                     ----------
                                                                        794,075
                                                                     ----------
   Telecommunications-0.05%
 * WinStar Communications .........................            67         5,017
                                                                     ----------
                                                                          5,017
                                                                     ----------
   Total Common Stock
    (cost $1,763,486) .............................                   1,829,899
                                                                     ----------

   CONVERTIBLE PREFERRED STOCKS-42.27%
   Banking, Finance & Insurance-10.24%
   American General Series A 6.00% ................         2,500       235,313
   American Heritage Life 8.50% ...................         4,100       355,419
   National Australia Bank units 7.875% ...........         5,500       151,938
  *Sovereign Capital Trust II 7.50% ...............         5,000       243,750
                                                                     ----------
                                                                        986,420
                                                                     ----------
   Buildings & Materials-2.70%
   Kaufman and Broad Home 8.25% ...................        33,000       259,875
                                                                     ----------
                                                                        259,875
                                                                     ----------
   Cable, Media & Publishing-5.56%
   Cox Communications Prides 7.00% ................         5,800       394,400
   Tribune 6.25% ..................................         8,000       141,000
                                                                     ----------
                                                                        535,400
                                                                     ----------
   Computers & Technology-6.71%
  *Maxtor DECS 7.00% ..............................        47,000       367,188
                                                                     ----------
  *Metromedia Fiber Network
    DECS 6.25% ....................................         6,000       279,000
                                                                     ----------
                                                                        646,188
                                                                     ----------
   Paper & Forest Products-1.41%
   International Paper 5.25% ......................         2,500       136,250
                                                                     ----------
                                                                        136,250
                                                                     ----------
   Real Estate-5.38%
   General Growth Properties 7.25% ................         7,400       148,000
   Kimco Realty 7.50% .............................         5,900       125,744
   Reckson Associates Realty 7.625% ...............        12,300       244,463
                                                                     ----------
                                                                        518,207
                                                                     ----------
   Telecommunications-3.79%
   Winstar Communications 7.00% ...................         4,600       365,125
                                                                     ----------
                                                                        365,125
                                                                     ----------
   Transportation-1.94%
  *Union Pacific Capital Trust 6.25% ..............         4,500       187,313
                                                                     ----------
                                                                        187,313
                                                                     ----------
   Utilities-4.54%
   Houston Industries 7.00% .......................         1,500       180,750
   Texas Utilities 9.25% ..........................         5,900       257,388
                                                                     ----------
                                                                        438,138
                                                                     ----------
   Total Convertible Preferred Stocks
    (cost $3,828,338) .............................                   4,072,916
                                                                     ----------

                                                        Convertible Securities-3

Convertible Securities Series
Statement of Net Assets (Continued)

                                                         Principal      Market
                                                          Amount        Value
REPURCHASE AGREEMENTS-0.75%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $20,300
   U.S. Treasury Notes 4.75%
   due 2/15/04, market value
   $19,521) .......................................       $19,100       $19,100
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $7,800
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $7,904 and $7,600 U.S. Treasury Notes
   6.625% due 4/30/02, market value
   $7,704 and $7,500 U.S. Treasury Notes
   6.25% due 6/30/02, market value
   $7,535) ........................................        22,700        22,700
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $7,800 U.S. Treasury Notes
   5.625% due 11/30/00, market value
   $7,776 and $7,600 U.S.Treasury Notes
   5.375% due 2/15/01, market value
   $7,652) ........................................        15,100        15,100
With Prudential Securities 2.75% 1/3/00
   (dated 12/31/99, collateralized by
   $15,800 U.S. Treasury Bills due 05/18/00,
   market value $15,431) ..........................        15,100        15,100
                                                                     ----------
Total Repurchase Agreements
   (cost $72,000) .................................                      72,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-99.68% (cost $9,166,786) .........  $9,605,328

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.32% .............      31,189
                                                                     ----------

NET ASSETS APPLICABLE TO 838,776 SHARES OUTSTANDING;
   EQUIVALENT TO $11.49 PER SHARE-100.00% .........................  $9,636,517
                                                                     ==========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization- no par) ...  $9,233,478
Undistributed net investment income ...............................     404,506
Accumulated net realized loss on investments ......................    (440,009)
Net unrealized appreciation of investments ........................     438,542
                                                                     ----------
Total net assets ..................................................  $9,636,517
                                                                     ==========
-------------
 *Non-income producing security for the year ended December 31,1999.
**Zero coupon security as of December 31, 1999. The interest rate shown is the effective yield.

Summary of Abbreviations:
DECS-Dividend Enhanced Convertible Stock
PEPS-Premium Equity Participating Securities
PRIDES-Preferred Redeemable Increased Dividend Securities



                             See accompanying notes

                                                        Convertible Securities-4

Delaware Group Premium Fund-
Convertible Securities Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Dividends .........................................    $302,463
Interest ..........................................     176,572
                                                       --------
                                                        479,035
                                                       --------

EXPENSES:
Management fees ...................................      65,656
Accounting and administration .....................       3,487
Registration fees .................................         711
Dividend disbursing and transfer agent
   fees and expenses ..............................       1,107
Custodian fees ....................................         480
Trustees' fees ....................................         311
Other .............................................         627
                                                       --------
                                                         72,379
Less expenses paid indirectly .....................        (201)
                                                       --------

Total expenses ....................................      72,178
                                                       --------

NET INVESTMENT INCOME .............................     406,857
                                                       --------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ..................       4,848
Net change in unrealized appreciation /
   depreciation of investments ....................     213,388
                                                       --------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ............................     218,236
                                                       --------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................    $625,093
                                                       ========

                             See accompanying notes

Delaware Group Premium Fund-
Convertible Securities Series
Statements of Changes in Net Assets

                                                     Year Ended       Year Ended
                                                      12/31/99         12/31/98
                                                      --------         --------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ............................     $406,857        $294,141
Net realized gain (loss) on investments ..........        4,848        (444,857)
Net change in unrealized appreciation /
   depreciation of investments ...................      213,388         (26,655)
                                                     ----------      ----------
Net increase (decrease) in net assets
   resulting from operations .....................      625,093        (177,371)
                                                     ----------      ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................     (292,545)       (110,178)
Net realized gain on investments .................            -         (25,287)
                                                     ----------      ----------
                                                       (292,545)       (135,465)
                                                     ----------      ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................    2,813,309       5,903,108
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ...........................      292,545         135,465
                                                     ----------      ----------
                                                      3,105,854       6,038,573
Cost of shares repurchased .......................   (1,934,838)     (1,514,161)
                                                     ----------      ----------
Increase in net assets derived from capital
   share transactions ............................    1,171,016       4,524,412
                                                     ----------      ----------

NET INCREASE IN NET ASSETS .......................    1,503,564       4,211,576
                                                     ----------      ----------

NET ASSETS:
Beginning of year ................................    8,132,953       3,921,377
                                                     ----------      ----------
End of year ......................................   $9,636,517      $8,132,953
                                                     ==========      ==========

                             See accompanying notes

                                                        Convertible Securities-5

Delaware Group Premium Fund-Convertible Securities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Year Ended         5/1/97(1)
                                                                        December 31,           to
                                                                      1999        1998      12/31/97
                                                                    -------     -------      -------
Net asset value, beginning of period ............................   $11.160     $11.660      $10.000

Income (loss) from investment operations:
Net investment income ...........................................     0.493       0.386        0.318
Net realized and unrealized gain (loss) on investments ..........     0.247      (0.511)       1.342
                                                                    -------     -------      -------
Total from investment operations ................................     0.740      (0.125)       1.660
                                                                    -------     -------      -------

Less dividends and distributions:
Dividends from net investment income ............................    (0.410)     (0.305)        none
Distributions from net realized gain on investments .............      none      (0.070)        none
                                                                    -------     -------      -------
Total dividends and distributions ...............................    (0.410)     (0.375)        none
                                                                    -------     -------      -------

Net asset value, end of period ..................................   $11.490     $11.160      $11.660
                                                                    =======     =======      =======

Total return ....................................................     6.97%      (1.17%)      16.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .........................    $9,637      $8,133       $3,921
Ratio of expenses to average net assets .........................     0.83%       0.82%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ......................     0.83%       0.82%        2.30%
Ratio of net investment income to average net assets ............     4.64%       4.78%        5.68%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly .....     4.64%       4.78%        4.18%
Portfolio turnover ..............................................       35%         77%         209%

-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                        Convertible Securities-6

Delaware Group Premium Fund-Convertible Securities Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series, and the U.S. Growth Series. These financial statements and the related notes pertain to the Convertible Securities Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $201 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1,500 million, and 0.60% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.75% on the average daily net assets of the Series.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                        Convertible Securities-7

Convertible Securities Series
Notes to Financial Statements (Continued)

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                                                   Dividend disbursing             Other
                                Investment            transfer agent,             expenses
                                 management           accounting fees              payable
                                fee payable to       and other expenses             to DMC
                                    DMC                payable to DSC          and affiliates
                                --------------     --------------------        --------------
                                  $6,034                    $239                     $783

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .............    $4,777,591
   Sales .................    $2,885,623

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                    Aggregate             Aggregate
                                Cost of             unrealized            unrealized       Net unrealized
                              investments          appreciation          depreciation       appreciation
                              -----------          ------------          ------------      --------------
                              $9,167,012            $1,129,762            ($691,446)           $438,316

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                                Year of
                              Expiration
                                 2006
                              ----------
                               $415,439

4. Capital Shares
Transactions in capital shares were as follows:

                                                    Shares issued upon
                                               reinvestment of distributions
                                                    from net investment
                                                  income and net realized         Shares        Net
                                Shares sold         gain on investments         repurchased    increase
                                -----------    -----------------------------    -----------    --------
Year ended December 31, 1999     258,217                  27,782                 (175,771)      110,228
Year ended December 31, 1998     522,662                  12,084                 (142,453)      392,293

5. Line of Credit
The Series has a committed line of credit for $300,000. No amount was outstanding at December 31, 1999, or at any time during the year.


                                                        Convertible Securities-8

Convertible Securities Series
Notes to Financial Statements (Continued)

6. Credit and Market Risk
The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

         (A)*                  (B)*
        Long-Term           Ordinary              (C)
      Capital Gains           Income              Total              (D)**
      Distributions        Distributions       Distribution        Qualifying
       (Tax Basis)          (Tax Basis)        (Tax Basis)        Dividends(1)
      -------------       -------------       ------------        ------------
           -                   100%               100%                 49%

-------------
   *Items (A) and (B) are based on a percentage of the Series' total distributions.
  **Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                        Convertible Securities-9

Delaware Group Premium Fund-Convertible Securities Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Convertible Securities Series

We have audited the accompanying statement of net assets of Convertible Securities Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Convertible Securities Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000

                                                       Convertible Securities-10

FOR TOTAL RETURN

Delaware Balanced Series

Investment Strategy and Performance in 1999
   During most of 1999, investors focused almost exclusively on a select group of large capitalization growth stocks. As a result of the narrow market, Delaware Balanced Series was not able to keep pace with the Standard & Poor's 500 Index. For the year ended December 31, 1999, the Series provided a total return of -7.85% (capital change plus reinvestment of distributions) compared to the S&P 500 Index, which had a total return of 21.0% for the same period. The Series also lagged the returns of its benchmark, the Lehman Brothers Aggregate Bond Index, which had a total return of -0.12% for the year. We replaced the Lehman Brothers Government/Corporate Bond Index with the Lehman Brothers Aggregate Bond Index because this index more closely represents the mix of investments in the Delaware Balanced Series.

Portfolio Snapshot
   As of December 31, 1999, the Delaware Balanced Series held roughly a 70/30% mix of stocks and bonds.
   Delaware Balanced Series adheres to a disciplined investment strategy that focuses on what we call "transition stocks"--that is, stocks we believe are currently selling below their true value with strong prospects for future growth. During fiscal 1999, our strategy precluded us from investing in the top tier performers in the S&P 500, given that most of these stocks had high P/E ratios, an indication that they were too expensive relative to their future earnings potential. This is the primary reason the Series did not keep pace with the S&P 500.
   During 1999, the Series also had less exposure to technology stocks than the S&P 500. Technology companies, in general, had very high price-to-earnings ratios and thus have not met our standard for "reasonable prices." For fiscal 1999, our underweighting of stocks in the technology and cyclical sectors hurt the Series' performance.
   In order to maintain an attractive yield profile and to take advantage of lower prices for investment grade corporate bonds, we invested modestly in U.S. Treasuries. Corporate bonds, mortgage-related securities and asset-backed securities made up the majority of the Series holdings. This positioning served us well during the first half of the fiscal year. However, as interest rates rose in the second half, our holdings declined in value, as did most fixed-income securities.
   As a result of the fluctuating interest rate environment, we made changes to the Series' average duration during 1999. When the Fed pushed interest rates higher, we reduced our duration so that it was in line with that of the Lehmann Brothers Aggregate Bond Index. This helped us protect the gains we made in the first half of the year.

Investment Outlook
   We expect generally stronger worldwide economic growth in the months ahead. Given that outlook, we are trying to position the portfolio to benefit from such anticipated growth. We are concentrating on capital goods, energy and selected financial stocks which, based on our research, appear to have strong future earnings potential and yet are selling at relatively attractive prices.
   We also think that because the economy is growing faster than anticipated, there is a strong likelihood that the Fed will raise short-term interest rates again. Until there's a better sense of what the Fed's next move will be, we believe it's unlikely that investor demand for fixed-income securities will improve. On the other hand, if there is increased volatility in the stock market, there is a greater chance that investors will reallocate some of their stock holdings to bonds.

--------------------------------------------------------------------------------
Delaware Balanced Series Investment Objective
Seeks a balance of capital appreciation, income and preservation of capital. The Series invests primarily in common stocks of established companies believed to have potential for long-term capital growth and has at least 25 percent of of its assets in various types of fixed income securities.
--------------------------------------------------------------------------------

                                                             Delaware Balanced-1

Growth of a $10,000 Investment
January 1, 1990 through
December 31, 1999

Delaware Balanced Series
Lehman Brothers Aggregate Bond Index
S&P 500 Index
Lehman Brothers Government/Corporate Bond Index

                            Delaware Balanced Series

                                       Lehman Brothers                Lehman Brothers
                 S&P 500 Index        Aggregate Bond Index      Government/Corporte Bond Index     Delaware Balanced Series
12/31/1989         $10,000                 $10,000                       $10,000                           $10,000
12/31/1990         $ 9,689                 $10,896                       $10,828                           $ 9,982
12/31/1991         $12,642                 $12,639                       $12,574                           $12,635
12/31/1992         $13,605                 $13,575                       $13,528                           $14,385
12/31/1993         $14,976                 $14,898                       $15,020                           $15,561
12/31/1994         $15,174                 $14,464                       $14,493                           $15,539
12/31/1995         $20,877                 $17,136                       $17,282                           $19,669
12/31/1996         $25,669                 $17,758                       $17,783                           $22,798
12/31/1997         $34,233                 $19,473                       $19,519                           $28,817
12/31/1998         $44,015                 $21,164                       $21,371                           $34,182
12/31/1999         $53,281                 $20,988                       $20,908                           $31,498


                            Delaware Balanced Series
                          Average Annual Total Returns
                          ----------------------------
                         10 Years               12.16%
                         Five Years             15.18%
                         One Year               -7.85%

                      For periods ending December 31, 1999

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Delaware Balanced Series, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index for the 10-year period from January 1, 1990 through December 31, 1999. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objective and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                             Delaware Balanced-2

Delaware Group Premium Fund-Delaware Balanced Series
Statement of Net Assets
December 31, 1999

                                                           Number      Market
                                                         of Shares     Value
   COMMON STOCK-66.51%
   Aerospace & Defense-0.99%
   United Technologies ...........................         26,200   $ 1,703,000
                                                                    -----------
                                                                      1,703,000
                                                                    -----------
   Automobiles & Automotive Parts-1.37%
   Danaher .......................................         48,800     2,354,600
                                                                    -----------
                                                                      2,354,600
                                                                    -----------
   Banking, Finance & Insurance-12.44%
   AFLAC .........................................         25,600     1,208,000
   American International Group ..................         14,706     1,590,113
   Citigroup .....................................         42,300     2,350,294
   FEDERAL HOME LOAN MORTGAGE ....................         80,900     3,807,356
   First Tennessee National ......................         30,200       860,700
   FleetBoston Financial .........................         47,500     1,653,594
   MBNA ..........................................        135,300     3,686,925
   Nationwide Financial Services Class A .........         69,600     1,944,450
   UnionBanCal ...................................         28,900     1,139,744
   WASHINGTON MUTUAL .............................        121,200     3,151,200
                                                                    -----------
                                                                     21,392,376
                                                                    -----------
   Buildings & Materials-1.07%
   Masco .........................................         72,400     1,837,150
                                                                    -----------
                                                                      1,837,150
                                                                    -----------
   Cable, Media & Publishing-3.60%
   GANNETT .......................................         35,500     2,895,469
  +KNIGHT-RIDDER .................................         55,500     3,302,250
                                                                    -----------
                                                                      6,197,719
                                                                    -----------
   Chemicals-1.31%
   Avery Dennison ................................         30,800     2,244,550
                                                                    -----------
                                                                      2,244,550
                                                                    -----------
   Computers & Technology-4.00%
 *+BMC Software ..................................         21,000     1,678,688
   Computer Associates International .............         24,900     1,741,444
  *CSG Systems International .....................         44,200     1,762,475
   International Business Machines ...............         15,700     1,695,600
                                                                    -----------
                                                                      6,878,207
                                                                    -----------
   Consumer Products-1.49%
   Dial ..........................................        105,200     2,557,675
                                                                    -----------
                                                                      2,557,675
                                                                    -----------
   Electronics & Electrical Equipment-7.06%
   HONEYWELL INTERNATIONAL .......................         71,737     4,138,328
  *Integrated Device Technology ..................         50,900     1,476,100
   INTEL .........................................         44,700     3,679,369
   Symbol Technologies ...........................         25,700     1,633,556
   Teleflex ......................................         38,900     1,218,056
                                                                    -----------
                                                                     12,145,409
                                                                    -----------
   Energy-6.16%
   Anadarko Petroleum ............................         30,500     1,040,813
   BP Amoco ADR ..................................             52         3,084
   Coastal .......................................         60,200     2,133,338
   Columbia Energy ...............................         19,800     1,252,350
   Schlumberger ..................................         39,700     2,233,125
   Shell Transport and Trading ADR ...............         11,700       576,225
   Tosco .........................................         54,300     1,476,281
   Transocean Sedco Forex ........................          7,686       258,919
   Unocal ........................................         48,200     1,617,713
                                                                    -----------
                                                                     10,591,848
                                                                    -----------
--------
   Top 10 stock holdings, representing 19.7% of net assets, are printed in bold.

                                                           Number      Market
                                                         of Shares     Value
   COMMON STOCK (Continued)
   Environmental Services-1.20%
   Ecolab ........................................         52,800   $ 2,065,800
                                                                    -----------
                                                                      2,065,800
                                                                    -----------
   Food, Beverage & Tobacco-1.77%
   Bestfoods .....................................         25,100     1,319,319
 *+Suiza Foods ...................................         43,400     1,719,725
                                                                    -----------
                                                                      3,039,044
                                                                    -----------
   Healthcare & Pharmaceuticals-6.21%
   American Home Products ........................         67,500     2,662,031
   Biomet ........................................         56,400     2,256,000
   Bristol-Myers Squibb ..........................         13,800       885,788
   Johnson & Johnson .............................         26,300     2,449,188
   Pharmacia & Upjohn ............................         16,700       751,500
  *Watson Pharmaceuticals ........................         47,000     1,683,188
                                                                    -----------
                                                                     10,687,695
                                                                    -----------
   Industrial Machinery-2.43%
   Black & Decker ................................         48,000     2,508,000
   Pentair .......................................         43,600     1,678,600
                                                                    -----------
                                                                      4,186,600
                                                                    -----------
   Leisure, Lodging & Entertainment-1.76%
   VIAD ..........................................        108,500     3,024,438
                                                                    -----------
                                                                      3,024,438
                                                                    -----------
   Real Estate-1.85%
   CarrAmerica Realty ............................         48,600     1,026,675
   Developers Diversified Realty .................         85,200     1,096,950
   Sun Communities ...............................         33,100     1,065,406
                                                                    -----------
                                                                      3,189,031
                                                                    -----------
   Retail-5.03%
   Blockbuster Class A ...........................         87,600     1,171,650
   Circuit City Stores ...........................         24,500     1,104,062
   INTIMATE BRANDS ...............................         79,480     3,427,575
  *Kroger ........................................         82,300     1,553,413
   Lowe's Companies ..............................         23,200     1,386,200
                                                                    -----------
                                                                      8,642,900
                                                                    -----------
   Telecommunications-6.58%
   ALLTEL ........................................         24,800     2,050,650
   AT&T ..........................................         37,500     1,903,125
   GTE ...........................................         32,000     2,258,000
  *MCI WORLDCOM ..................................         52,650     2,793,741
   SBC Communications ............................         47,600     2,320,500
                                                                    -----------
                                                                     11,326,016
                                                                    -----------
   Textiles, Apparel & Furniture-0.19%
   HON Industries ................................         14,900       326,869
                                                                    -----------
                                                                        326,869
                                                                    -----------
   Total Common Stock
    (cost $107,247,759) ..........................                  114,390,927
                                                                    -----------
   CONVERTIBLE PREFERRED STOCK-1.34%
   Freeport McMoRan Copper & Gold ................         37,600       716,750
   Sealed Air ....................................         31,573     1,594,411
                                                                    -----------
   Total Convertible Preferred Stock
    (cost $2,197,137) ............................                    2,311,161
                                                                    -----------

                                                             Delaware Balanced-3

Delaware Balanced Series
Statement of Net Assets (Continued)
December 31, 1999


                                                         Principal      Market
                                                          Amount        Value
ASSET-BACKED SECURITIES-3.48%
California Infrastructure PG&E
   Series 97-1 A4 6.16% 6/25/03 ..................       $640,000    $  636,708
CIT RV Trust Series
   98-A A5 6.12% 11/15/13 ........................        535,000       516,008
Discover Card Master Trust
   Series 99-2 A 5.90% 10/15/04 ..................        810,000       792,975
EQCC Home Equity Loan Trust
   Series 98-2 A3F 6.229% 3/15/13 ................        625,000       617,188
Honda Auto Lease Trust
   Series 99-A A4 6.45% 9/16/02 ..................        955,000       950,703
MetLife Capital Equipment Loan
   Trust Series 97-AA 6.85% 5/20/08 ..............        420,000       418,278
NationsCredit Grantor Trust
   Series 96-1A 5.85% 9/15/11 ....................        210,494       203,506
   Series 97-1A 6.75% 8/15/13 ....................        593,562       584,659
Neiman Marcus Group
   Series 95-1A 7.60% 6/15/03 ....................        180,000       180,504
PECO Energy Transition Trust
   Series 99-A A4 5.80% 3/1/07 ...................        785,000       743,395
Philadelphia, Pennsylvania Industrial
   Development Authority
   for Tax Claim Revenue Class A
   6.488% 6/15/04 ................................        357,679       336,219
                                                                    -----------
Total Asset-Backed Securities
   (cost $6,128,162) .............................                    5,980,143
                                                                    -----------

COLLATERALIZED MORTGAGE OBLIGATIONS-1.71%
Asset Securitization Corporation
   Series 97-D5 A2 6.816% 2/14/41 ................        480,000       432,600
   Series 97-D5 A3 6.866% 2/14/41 ................        375,000       333,398
   Series 97-MD7 A3 7.574% 1/13/30 ...............        400,000       382,125
Federal National Mortgage Association
   Whole Loan Series 98-W3 A2
   6.50% 7/25/28 .................................        540,948       532,918
Government National Mortgage Association
   Series 98-9 B 6.85% 12/20/25 ..................        810,000       769,566
Residential Accredit Loans
   Series 98-QS9 A3 6.75% 7/25/28 ................        500,000       493,242
                                                                    -----------
Total Collateralized Mortgage
   Obligations (cost $3,136,617) .................                    2,943,849
                                                                    -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES-2.12%
Chase Commercial Mortgage Securities
   Series 96-2 C 6.90% 11/19/06 ..................        250,000       237,578
DLJ Commerical Mortgage
   Series 99-CG1 A1B 6.46% 1/10/09 ...............        930,000       866,063
First Union Chase Commercial Mortgage
   Series 99-C2 A2 6.65% 4/15/09 .................      1,175,000     1,111,109
Lehman Large Loan Series 97-LLI A1
   6.79% 6/12/04 .................................        422,372       418,346
Mortgage Capital Funding
   Series 96-MC2-C 7.224% 9/20/06 ................        380,000       365,988
Nomura Asset Securities
   Series 93-1 A1 6.68% 12/15/01 .................        307,943       302,843
   Series 96-MD5 A3 7.638% 4/13/36 ...............        340,000       338,034
                                                                    -----------
Total Commercial Mortgage-Backed
   Securities (cost $3,797,317) ..................                    3,639,961
                                                                    -----------

                                                         Principal      Market
                                                          Amount        Value
CORPORATE BONDS-8.88%
ABN-AMRO Bank NV 8.25% 8/1/09 ....................        $80,000     $  81,687
American Financial Group
   7.125% 4/15/09 ................................        280,000       255,077
Banco Santander 6.50% 11/1/05 ....................        360,000       339,982
Banco Santiago 7.00% 7/18/07 .....................        280,000       249,392
Commercial Credit 6.50% 8/1/04 ...................        450,000       436,353
Consumer Energy 6.375% 2/1/08 ....................        380,000       344,600
Cox Communications 6.15% 8/1/03 ..................        455,000       437,260
Daimler Chrysler 6.90% 9/1/04 ....................        630,000       623,700
Fairfax Financial 7.375% 3/15/06 .................        160,000       144,457
Finova Capital 7.25% 11/8/04 .....................        950,000       939,612
Ford Motor Credit 6.70% 7/16/04 ..................        655,000       641,520
Household Finance 6.50% 11/15/08 .................        775,000       717,834
Lehman Brothers 6.625% 2/15/08 ...................        795,000       733,706
MCI Communications 6.125% 4/15/02 ................        350,000       342,106
MCI Worldcom 7.55% 4/1/04 ........................      1,050,000     1,063,048
Meritor Automotive 6.80% 2/15/09 .................      1,085,000       983,537
Morgan Stanley Dean Witter
   7.125% 1/15/03 ................................      1,125,000     1,123,004
Osprey Trust 8.31% 1/15/03 .......................        825,000       817,199
Safeway 7.00% 9/15/02 ............................        450,000       446,360
Stagecoach Holdings 8.625% 11/15/09 ..............        610,000       608,890
Sun Microsystems 7.65% 8/15/09 ...................        510,000       508,226
Tommy Hilfiger USA 6.85% 6/1/08 ..................        810,000       731,680
Travelers Property Casualty
   6.75% 4/15/01 .................................        775,000       772,280
United Health Care 6.60% 12/1/03 .................        665,000       632,310
United News and Media 7.75% 7/1/09 ...............        560,000       544,310
U.S. Bank N.A. 6.50% 2/1/08 ......................        450,000       419,222
USA Waste Services 6.125% 7/15/01 ................        360,000       344,050
                                                                    -----------
Total Corporate Bonds
   (cost $15,890,521) ............................                   15,281,402
                                                                    -----------
MORTGAGE-BACKED SECURITIES-9.52%
Federal Home Loan Mortgage Corporation-Gold
6.00% 3/1/11 .....................................        155,213       149,053
7.00% 4/1/29 .....................................      1,187,772     1,148,798
Federal National Mortgage Association
6.00% 4/1/13 .....................................        609,685       584,726
6.00% 5/1/13 .....................................        322,991       307,144
6.00% 10/1/28 ....................................        479,741       439,263
6.50% 5/1/29 .....................................      2,649,207     2,497,706
7.00% 8/1/28 .....................................        420,298       405,982
7.00% 12/1/28 ....................................        731,287       706,378
7.00% 8/1/29 .....................................      1,122,622     1,086,137
7.50% 6/1/28 .....................................        371,920       367,736
7.50% 10/1/29 ....................................      8,665,231     8,575,250
9.50% 6/1/19 .....................................         98,139       102,740
                                                                    -----------
Total Mortgage-Backed Securities
   (cost $16,885,768)                                                16,370,913
                                                                    -----------


                                                             Delaware Balanced-4

Delaware Balanced Series
Statement of Net Assets (Continued)
December 31, 1999

                                                         Principal      Market
                                                           Amount       Value
 U.S. GOVERNMENT AGENCY OBLIGATIONS-1.29%
 Federal National Mortgage Association
+4.625% 10/15/01 .................................       $490,000    $  474,797
 5.75% 4/15/03 ...................................        620,000       602,469
+6.25% 11/15/02 ..................................        360,000       356,538
+6.50% 8/15/04 ...................................        800,000       790,237
                                                                    -----------
 Total U.S. Government Agency Obligations
  (cost $2,294,045) ..............................                    2,224,041
                                                                    -----------
 U.S. TREASURY OBLIGATIONS-2.01%
 U.S. Treasury Bond 6.125% 11/15/27 ..............        535,000       498,257
+U.S. Treasury Inflation Index Notes
   3.625% 7/15/02 ................................        995,942       986,311
+U.S. Treasury Notes 5.25% 5/15/04 ...............        250,000       239,545
#U.S. Treasury Strips 6.775% 2/15/27 .............     10,000,000     1,732,633
                                                                    -----------
 Total U.S. Treasury Obligations
   (cost $3,602,490) .............................                    3,456,746
                                                                    -----------
 REPURCHASE AGREEMENTS-2.82%
 With Chase Manhattan
  2.50% 1/3/00 (dated 12/31/99,
  collateralized by $1,369,000
  U.S. Treasury Notes
  4.75% due 2/15/04, market value
  $1,314,659) ....................................      1,285,000     1,285,000

                                                         Principal      Market
                                                           Amount       Value
REPURCHASE AGREEMENTS(Continued)
With J.P. Morgan Securities
   3.00% 1/3/00 (dated 12/31/99,
   collateralized by $523,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $532,340 and $509,000
   U.S. Treasury Notes 6.625%
   due 4/30/02, market value
   $518,841, and $508,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market value $507,462) ...........     $1,528,000    $1,528,000
With PaineWebber
   3.00% 1/3/00 (dated 12/31/99,
   collateralized by $523,000
   U.S. Treasury Notes 5.625%
   due 11/30/00, market value
   $523,714 and $509,000
   U.S. Treasury Notes 5.375%
   due 2/15/01, market value $515,337) ...........      1,018,000     1,018,000
With Prudential Securities
   2.75% 1/3/00 (dated 12/31/99,
   collateralized by $1,061,000
   U.S. Treasury Bills due
   5/18/00, market value $1,039,239) .............      1,018,000     1,018,000
                                                                   ------------
Total Repurchase Agreements
   (cost $4,849,000) .............................                    4,849,000
                                                                   ------------



TOTAL MARKET VALUE OF SECURITIES-99.68% (cost $166,028,816) .....  $171,448,143

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.32% ...........       554,159
                                                                   ------------

NET ASSETS APPLICABLE TO 9,917,333 SHARES OUTSTANDING;
   EQUIVALENT TO $17.34 PER SHARE-100.00% .......................  $172,002,302
                                                                   ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) ..  $153,824,886
Undistributed net investment income .............................     2,694,146
Accumulated net realized gain on investments ....................    10,063,943
Net unrealized appreciation of investments ......................     5,419,327
                                                                   ------------
Total net assets ................................................  $172,002,302
                                                                   ============

-----------
* Non-income producing security for the year ended December 31, 1999.
+ Security is partially or fully on loan.
# Zero-coupon security as of December 31, 1999. The coupon shown is the effective yield.
  ADR - American Depository Receipt

                             See accompanying notes

                                                             Delaware Balanced-5

Delaware Group Premium Fund-
Delaware Balanced Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Dividends ...................................................      $ 2,000,373
Interest ....................................................        3,667,234
                                                                  ------------
                                                                     5,667,607
                                                                  ------------
EXPENSES:
Management fees .............................................        1,236,740
Accounting and administration ...............................           77,548
Reports and statements to shareholders ......................           35,230
Professional fees ...........................................           34,480
Custodian fees ..............................................           13,661
Registration fees ...........................................            6,200
Taxes (other than taxes on income) ..........................            5,279
Dividend disbursing and transfer
   agent fees and expenses ..................................            4,562
Trustees' fees ..............................................            2,862
Other .......................................................           24,321
                                                                  ------------
                                                                     1,440,883
Less expenses paid indirectly ...............................          (13,457)
                                                                  ------------

Total expenses ..............................................        1,427,426
                                                                  ------------

NET INVESTMENT INCOME .......................................        4,240,181
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ............................        9,856,207
Net change in unrealized appreciation /
   depreciation of investments ..............................      (30,081,326)
                                                                  ------------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...........................................      (20,225,119)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................     ($15,984,938)
                                                                  ============
                             See accompanying notes

Delaware Group Premium Fund-
Delaware Balanced Series
Statements of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                       12/31/99      12/31/98
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ............................  $  4,240,181    $ 3,569,141
Net realized gain on investments .................     9,856,207      9,851,624
Net change in unrealized appreciation /
   depreciation of investments ...................   (30,081,326)    15,510,399
                                                    ------------   ------------
Net increase (decrease) in net assets
   resulting from operations .....................   (15,984,938)    28,931,164
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................    (3,997,585)    (3,221,563)
Net realized gain on investments .................    (8,076,774)   (12,969,759)
                                                    ------------   ------------
                                                     (12,074,359)   (16,191,322)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................    22,178,765     50,954,284
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ...........................    12,074,359     16,191,322
                                                    ------------   ------------
                                                      34,253,124     67,145,606
Cost of shares repurchased .......................   (36,047,049)   (5,705,268)
                                                    ------------   ------------
Increase (decrease) in net assets derived
   from capital share transactions ...............    (1,793,925)    61,440,338
                                                    ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS .................................   (29,853,222)    74,180,180
                                                    ------------   ------------
NET ASSETS:
Beginning of year ................................   201,855,524    127,675,344
                                                    ------------   ------------
End of year ......................................  $172,002,302   $201,855,524
                                                    ============   ============

                             See accompanying notes

                                                             Delaware Balanced-6

Delaware Group Premium Fund-Delaware Balanced Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                   Year Ended December 31,
                                                                1999        1998         1997        1996        1995
                                                             ----------------------------------------------------------
Net asset value, beginning of year                            $20.040     $19.050      $16.640     $15.500      $12.680

Income (loss) from investment operations:
Net investment income .....................................     0.408       0.349        0.435       0.530        0.509
Net realized and unrealized gain (loss) on investments ....    (1.958)      2.831        3.575       1.765        2.761
                                                              -------     -------      -------     -------      -------
Total from investment operations ..........................    (1.550)      3.180        4.010       2.295        3.270
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
Dividends from net investment income ......................    (0.380)     (0.420)      (0.530)     (0.500)      (0.450)
Distributions from net realized gain on investments .......    (0.770)     (1.770)      (1.070)     (0.655)        none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions .........................    (1.150)     (2.190)      (1.600)     (1.155)      (0.450)
                                                              -------     -------      -------     -------      -------

Net asset value, end of year ..............................   $17.340     $20.040      $19.050     $16.640      $15.500
                                                              =======     =======      =======     =======      =======

Total return ..............................................    (7.85%)     18.62%       26.40%      15.91%       26.58%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $172,002    $201,856     $127,675     $75,402      $63,215
Ratio of expenses to average net assets ...................     0.74%       0.70%        0.67%       0.68%        0.69%
Ratio of net investment income to average net assets ......     2.17%       2.20%        2.85%       3.56%        3.75%
Portfolio turnover ........................................      107%         94%          67%         92%         106%

                             See accompanying notes


                                                             Delaware Balanced-7

Delaware Group Premium Fund-Delaware Balanced Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Delaware Balanced Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Series will make distributions from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,496 for the year ended December 31, 1999. The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $8,961 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.65% of the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.60% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2000. No reimbursement was due for the year ended December 31, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                             Delaware Balanced-8

Delaware Balanced Series
Notes to Financial Statements (Continued)

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                               Dividend disbursing               Other
     Investment                   transfer agent,              expenses
     management                  accounting fees                payable
   fee payable to               and other expenses             to DMC
      DMC                         payable to DSC            and affiliates
   --------------              -------------------          --------------
    $95,450                          $6,283                    $19,460

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ..................................      $172,550,488
   Sales ......................................      $172,671,038

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate         Aggregate
      Cost of             unrealized       unrealized       Net unrealized
    investments          appreciation     depreciation       appreciation
    -----------          ------------     ------------       ------------
   $166,102,388          $12,448,295      ($7,102,540)       $5,345,755

4. Capital Shares
Transactions in capital shares were as follows:

                                                              Shares issued upon
                                                         reinvestment of distributions
                                                               from net investment
                                                            income and net realized             Shares               Net
                                          Shares sold          gain on investments            repurchased     increase (decrease)
                                          -----------          -------------------            -----------     -------------------
Year ended December 31, 1999 .......       1,185,181                677,710                   (2,020,042)          (157,151)
Year ended December 31, 1998 .......       2,757,318                928,152                     (313,121)         3,372,349

5. Line of Credit

The Series has a committed line of credit for $6,800,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Credit and Market Risk
The Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

                                                             Delaware Balanced-9

Delaware Balanced Series
Notes to Financial Statements (Continued)

7. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1999, were as follows:

           Market value of                       Market value of
          securities on loan                       collateral
          ------------------                       ----------
             $8,545,274                            $8,741,056

Net income from securities lending activity for the year ended December 31, 1999, was $76,503 and is included in interest income on the Statement of Operations.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

       (A)*                    (B)*
    Long-Term               Ordinary            (C)
  Capital Gains              Income            Total          (D)**
  Distributions          Distributions     Distribution     Qualifying
   (Tax Basis)            (Tax Basis)       (Tax Basis)     Dividends(1)
   -----------            -----------       -----------     ------------
      27%                     73%              100%            47%

  * Items (A) and (B) are based on a percentage of the Series' total distributions.
 ** Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.To the Shareholders and Board of Directors

                                                            Delaware Balanced-10

Delaware Group Premium Fund-Delaware Balanced Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Delaware Balanced Series

We have audited the accompanying statement of net assets of Delaware Balanced Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Balanced Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000

                                                            Delaware Balanced-11

FOR GROWTH OF CAPITAL

DelCap Series

Investment Strategy and Performance in 1999
   The stock market recovered dramatically from its slump of the fall of 1998. The success of the market was driven by some very large, successful companies. Medium-sized and smaller stocks, for the most part, remained on the sidelines during much of the year.
   Despite the difficulties experienced by medium-sized companies, DelCap Series, which concentrates on medium-size companies performed very well. The Series provided a total return of 62.94% (capital change plus reinvestment of distributions) for the year ended December 31, 1999. The Series outperformend its benchmark, the Russell MidCap Growth Index, which provided a total return of 51.98% for the same period.
   The Series is built on stringent stock selection and in-depth fundamental research. We seek mid-sized companies that have a demonstrated history of growth and have the potential to support continued growth.

Portfolio Snapshot

   DelCap Series is diversified across a wide range of sectors to better manage the risks related to medium-sized companies.
   Many of our consumer stock selections performed well in fiscal 1999 as consumer confidence soared. Our positions included a combination of retailers, food processors and consumer service companies. Although retail and consumer stocks have been volatile the last few years, companies with strong fundamentals and excellent management teams have delivered double digit returns in a strong domestic economy. We believe this trend will continue.
   Technology stocks performed extremely well for the Series during 1999. The technology area was one of the Series' largest concentrations of stocks and our best performing sector. Our holdings in semiconductor companies and technology-based telecommunications companies boosted performance.

Investment Outlook
   The economy is still growing at a rapid clip. In the coming months, we expect to:
   o  Focus on companies that we believe will meet or exceed expected earnings;
   o Maintain a stock portfolio of medium-size companies that we believe have a projected average overall earnings growth of 20%;
   o Emphasize consumer and technology stocks, while increasing our position in financial stocks as opportunities arise.

--------------------------------------------------------------------------------
DelCap Series Investment Objective
Seeks long-term capital appreciation. It attempts to achieve this objective by investing in stock of medium-sized companies that the investment manager believes will grow more rapidly than the average of stocks listed in the S&P 500 Index.
--------------------------------------------------------------------------------

                                                                        DelCap-1

                                 DelCap Series
                          Average Annual Total Returns
                        --------------------------------
                        Lifetime                  17.75%
                        Five Years                26.95%
                        One Year                  62.94%

                      For periods ending December 31, 1999


Growth of a $10,000 investment
July 12, 1991 through
December 31, 1999
                                                         Russell Mid-Cap
                                  DelCap Series           Growth Index
                                  -------------          ---------------
07/12/1991                         $10,000.00               $10,000
12/31/1991                         $11,030.00               $11,552
12/31/1992                         $11,249.55               $12,559
12/31/1993                         $12,549.92               $13,963
12/31/1994                         $12,105.79               $13,663
12/31/1995                         $15,680.73               $18,306
12/31/1996                         $17,947.91               $21,509
12/31/1997                         $20,621.59               $26,356
12/31/1998                         $24,500.65               $31,065
12/31/1999                         $39,922.89               $47,214



Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in DelCap Series and the Russell MidCap Growth Index for the period from the Series' inception on July 12, 1991 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                        DelCap-2

Delaware Group Premium Fund-DelCap Series
Statement of Net Assets
December 31, 1999

                                                          Number     Market
                                                         of Shares    Value
  COMMON STOCK-93.08%
  Banking, Finance & Insurance-1.49%
  Ambac Financial Group .............................      61,800 $ 3,225,185
                                                                  -----------
                                                                    3,225,185
                                                                  -----------

  Cable, Media & Publishing-19.57%
+*ADELPHIA COMMUNICATIONS CLASS A ...................     104,600   6,864,375
+*AMFM ..............................................      51,300   4,014,225
 *CLEAR CHANNEL COMMUNICATIONS ......................      88,761   7,921,919
+*Echostar Communications Class A ...................      56,600   5,518,500
 *Hispanic Broadcasting .............................      40,900   3,771,747
  InterPublic Group .................................      87,500   5,047,656
+*Lamar Advertising .................................      48,100   2,913,056
  Omnicom Group .....................................      48,500   4,850,000
 *Spanish Broadcasting Systems ......................      34,400   1,384,600
                                                                  -----------
                                                                   42,286,078
                                                                  -----------
  Computers & Technology-24.06%
 *Ariba .............................................      12,600   2,234,925
 *Checkfree Holdings ................................      24,200   2,528,900
 *CITRIX SYSTEMS ....................................      76,800   9,446,400
+*Extreme Networks ..................................      34,400   2,872,400
 *Fiserv ............................................      72,500   2,777,656
 *Internap Network Services .........................      23,500   4,065,500
 *LEGATO SYSTEMS ....................................     117,000   8,051,063
 *Peregrine Systems .................................      42,500   3,577,969
 *S1 ................................................      51,800   4,046,875
 *VERITAS SOFTWARE ..................................      72,100  10,319,313
 *Whittman-Hart .....................................      38,400   2,059,200
                                                                  -----------
                                                                   51,980,201
                                                                  -----------
  Consumer Products-3.92%
 *GEMSTAR INTERNATIONAL
   GROUP LIMITED ....................................     118,800   8,464,500
                                                                  -----------
                                                                    8,464,500
                                                                  -----------
  Electronics & Electrical Equipment-15.25%
 *Altera ............................................      66,900   3,315,731
 *Applied Materials .................................      26,800   3,395,225
+*E-Tek Dynamics ....................................      25,900   3,486,788

                                                          Number     Market
                                                         of Shares    Value
  COMMON STOCK (Continued)
  Electronics & Electrical Equipment (Continued)
 *JDS UNIPHASE ......................................      37,000 $ 5,968,563
 *PMC-SIERRA ........................................      66,300  10,628,719
 *XILINX ............................................     135,400   6,156,469
                                                                  -----------
                                                                   32,951,495
                                                                  -----------
  Leisure, Lodging & Entertainment-3.79%
 *Brinker International .............................      96,900   2,325,600
 *Premier Parks .....................................      41,200   1,189,650
+*Prime Hospitality .................................     109,500     964,969
  Royal Caribbean Cruises ...........................      75,300   3,713,231
                                                                  -----------
                                                                    8,193,450
                                                                  -----------
  Retail-9.50%
 *Bed Bath & Beyond .................................     121,200   4,211,700
 *Best Buy ..........................................      23,200   1,164,350
 *Jack in the Box ...................................     147,700   3,055,544
 *Kohl's ............................................      53,800   3,883,688
 *Outback Steakhouse ................................     101,200   2,624,875
 *Papa John's International .........................      51,500   1,342,219
 *Staples ...........................................      80,300   1,666,225
 *Toys R Us .........................................     180,000   2,576,250
                                                                  -----------
                                                                   20,524,851
                                                                  -----------
  Telecommunications-14.25%
+*American Tower Class A ............................     146,800   4,486,575
 *Ciena .............................................      59,300   3,409,750
 *Global Crossing Limited ...........................      83,851   4,192,550
+*McLeod USA ........................................      50,200   2,955,525
 *NETWORK APPLIANCE .................................     121,600  10,100,400
+*NEXTLINK Communications ...........................      50,800   4,219,575
 *TeleCorp PCS ......................................      37,500   1,425,000
                                                                  -----------
                                                                   30,789,375
                                                                  -----------
  Textiles, Apparel & Furniture-1.25%
 *Jones Apparel Group ...............................      99,200   2,690,800
                                                                  -----------
                                                                    2,690,800
                                                                  -----------
  Total Common Stock
   (cost $111,893,091) ..............................             201,105,935
                                                                  -----------

-------------
Top 10 stock holdings, representing 38.8% of net assets, are printed in bold.

                                                                        DelCap-3

DelCap Series
Statement of Net Assets (Continued)

                                                      Principal      Market
                                                        Amount       Value
REPURCHASE AGREEMENTS-5.80%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $3,539,000
   U.S. Treasury Notes 4.75%
   due 2/15/04, market value
   $3,399,841) ....................................    $3,324,000  $3,324,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $1,352,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $1,376,684 and $1,317,000
   U.S. Treasury  Notes 6.625%
   due 4/30/02, market value
   $1,341,776 and $1,313,000
   U.S.Treasury Notes 6.25%
   due 6/30/02, market value
   $1,312,348) ....................................     3,950,000   3,950,000
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized
   by $1,353,000 U.S. Treasury Notes
   5.625% due 11/30/00, market value
   $1,354,378 and $1,317,000
   U.S. Treasury Notes 5.375%
   due 2/15/01, market value
   $1,332,712) ....................................     2,633,000   2,633,000
With Prudential Securities 2.75% 1/3/00
   (dated 12/31/99, collateralized by
   $2,745,000 U.S. Treasury Bills due
   5/18/00, market value $2,687,576) ..............     2,633,000   2,633,000
                                                                 ------------
Total Repurchase Agreements
   (cost $12,540,000)                                              12,540,000
                                                                 ------------



TOTAL MARKET VALUE OF SECURITIES-98.88% (cost $124,433,091) ...  $213,645,935

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.12% .........     2,415,910
                                                                 ------------
NET ASSETS APPLICABLE TO 7,568,399 SHARES OUTSTANDING;
   EQUIVALENT TO $28.55 PER SHARE-100.00% .....................  $216,061,845
                                                                 ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:

Shares of beneficial interest (unlimited authorization-no par)   $104,081,676
Accumulated net realized gain on investments ..................    22,767,325
Net unrealized appreciation of investments ....................    89,212,844
                                                                 ------------
Total net assets ..............................................  $216,061,845
                                                                 ============

---------------
*Non-income producing security for the year ended December 31, 1999. +Security is partially or fully on loan.

See accompanying notes

                                                                        DelCap-4

Delaware Group Premium Fund-
DelCap Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Dividends .........................................   $   257,142
Interest ..........................................       533,988
                                                      -----------
                                                          791,130
                                                      -----------

EXPENSES:
Management fees ...................................     1,088,438
Accounting and administration .....................        46,378
Reports and statements to shareholders ............        14,800
Professional fees .................................        13,075
Taxes (other than taxes on income) ................         7,770
Dividend disbursing and transfer agent
   fees and expenses ..............................         4,850
Trustees' fees ....................................         2,680
Registration fees .................................         1,550
Custodian fees ....................................         2,580
Other .............................................        14,924
                                                      -----------
                                                        1,197,045
Less expenses paid indirectly .....................        (5,445)
                                                      -----------

Total expenses ....................................     1,191,600
                                                      -----------
NET INVESTMENT LOSS ...............................      (400,470)
                                                      -----------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments ..................    24,142,493
Net change in unrealized appreciation /
   depreciation of investments ....................    57,703,960
                                                      -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ............................    81,846,453
                                                      -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................   $81,445,983
                                                      ===========

                             See accompanying notes

Delaware Group Premium Fund-
DelCap Series
Statements of Changes in Net Assets

                                                       Year Ended   Year Ended
                                                        12/31/99     12/31/98
                                                      -----------  -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment loss ...............................     $(400,470)  $  (177,043)
Net realized gain on investments ..................    24,142,493     5,972,689
Net change in unrealized appreciation /
   depreciation of investments ....................    57,703,960    14,448,864
                                                     ------------  ------------
Net increase in net assets
   resulting from operations ......................    81,445,983    20,244,510
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments ..................    (6,882,148)   (9,882,425)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................    52,179,408    19,648,168
Net asset value of shares issued upon
   reinvestment of distributions from
   net realized gain on investments ...............     6,882,148     9,882,425
                                                     ------------  ------------
                                                       59,061,556    29,530,593
Cost of shares repurchased ........................   (48,111,245)  (19,799,484)
                                                     ------------  ------------
Increase in net assets derived from
   capital share transactions .....................    10,950,311     9,731,109
                                                     ------------  ------------

NET INCREASE IN NET ASSETS ........................    85,514,146    20,093,194
                                                     ------------  ------------

NET ASSETS:
Beginning of year .................................   130,547,699   110,454,505
                                                     ------------  ------------
End of year .......................................  $216,061,845  $130,547,699
                                                     ============  ============

                             See accompanying notes

                                                                        DelCap-5

Delaware Group Premium Fund-DelCap Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              Year Ended December 31,
                                                                1999        1998        1997         1996        1995
                                                             ----------------------------------------------------------
Net asset value, beginning of year ........................   $18.550     $17.270      $15.890     $15.130      $11.750

Income (loss) from investment operations:
Net investment income (loss)(1)............................    (0.055)     (0.026)      (0.010)     (0.015)       0.072
Net realized and unrealized gain on investments ...........    11.055       2.901        2.260       2.030        3.378
                                                              -------     -------      -------     -------      -------
Total from investment operations ..........................    11.000       2.875        2.250       2.015        3.450
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
Dividends from net investment income ......................      none        none         none      (0.070)      (0.070)
Distributions from net realized gain
   on investments .........................................    (1.000)     (1.595)      (0.870)     (1.185)        none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions .........................    (1.000)     (1.595)      (0.870)     (1.255)      (0.070)
                                                              -------     -------      -------     -------      -------

Net asset value, end of year ..............................   $28.550     $18.550      $17.270     $15.890      $15.130
                                                              =======     =======      =======     =======      =======

Total return ..............................................    62.94%      18.81%       14.90%      14.46%       29.53%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $216,062    $130,548     $110,455     $79,900      $58,123
Ratio of expenses to average net assets ...................     0.82%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ........     0.82%       0.86%        0.87%       0.82%        0.85%
Ratio of net investment income (loss)
   to average net assets                                       (0.27%)     (0.16%)      (0.06%)     (0.11%)       0.61%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly    (0.27%)     (0.22%)      (0.13%)     (0.13%)       0.56%
Portfolio turnover                                               132%        142%         134%         85%          73%

-----------
(1) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.

                             See accompanying notes

                                                                        DelCap-6

Delaware Group Premium Fund-DelCap Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the DelCap Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,365 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $2,080 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.75% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

                                                                        DelCap-7

DelCap Series
Notes to Financial Statements (Continued)

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing
   Investment                transfer agent,
   management                accounting fees           Other expenses
  fee payable to          and other expenses         payable to DMC
      DMC                     payable to DSC           and affiliates
 --------------           --------------------       ----------------
    $120,726                     $907                   $16,695

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .................................       $182,008,243
   Sales .....................................       $188,228,893

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                         Aggregate          Aggregate
     Cost of            unrealized         unrealized         Net unrealized
   investments         appreciation       depreciation        appreciation
   ------------        ------------       ------------        --------------
   $124,828,565         $91,425,028       ($2,607,658)         $88,817,370

4. Capital Shares
Transactions in capital shares were as follows:

                                                              Shares issued upon
                                                       reinvestment of distributions
                                                              from net realized          Shares         Net
                                          Shares sold        gain on investments      repurchased     increase
                                          -----------  -----------------------------  -----------     --------
   Year ended December 31, 1999 ........   2,424,830              404,119              (2,296,410)     532,539
   Year ended December 31, 1998 ........   1,184,490              657,513              (1,201,127)     640,876

5. Line of Credit
The Series has a committed line of credit for $6,400,000. No amount was outstanding at December 31, 1999, or at any time during the year.


                                                                        DelCap-8

DelCap Series
Notes to Financial Statements (Continued)

6. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1999 were as follows:

    Market Value of                                 Market Value of
   Securities on Loan                                  Collateral
   ------------------                               ---------------
     $29,184,322                                      $29,461,200

Net income from securities lending activities for the year ended December 31, 1999 was $83,086 and is included in interest income on the Statement of Operations.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

   (A)*                           (B)*
   Long-Term                   Ordinary          (C)
   Capital Gains                Income          Total           (D)**
   Distributions             Distributions   Distribution    Qualifying
   (Tax Basis)                 (Tax Basis)   (Tax Basis)     Dividends(1)
   ------------              -------------   ------------   ------------
      100%                         --            100%           --

-----------
 * Items (A) and (B) are based on a percentage of the Series' total distributions.

**  Item (D) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                        DelCap-9

Delaware Group Premium Fund-DelCap Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund--DelCap Series

We have audited the accompanying statement of net assets of DelCap Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DelCap Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000

                                                                       DelCap-10

FOR INCOME

Delchester Series

Investment Strategy and Performance in 1999
   Though 1999 marked the stock market's recovery from the losses of the previous summer, it remained a difficult year for U.S. high-yield corporate bonds. Low demand for high-yield, higher risk bonds sharply reduced market liquidity and generally caused high-yield bond prices to decline during the year.
   Early in the year, investor demand focused on the highest yielding, lowest quality segments of the market--bonds rated CCC and below. Because Delchester Series' management emphasizes higher quality, slightly lower yielding bonds within the high-yield universe--those rated B and BB--the Series did not benefit as much from the rising prices of CCC-rated bonds. Beginning in the second quarter of 1999, higher interest rates and volatility in the U.S. stock market re-ignited concerns about credit risk. Consequently, demand for high-yield bonds of all quality ratings weakened again and prices declined.
   For 1999, Delchester Series had a total return of -2.64% (capital change with reinvestment of distributions). The Series trailed its benchmark, the Salomon Smith Barney High-Yield Cash Pay Bond Index which returned 2.62% for the period. Though we attribute the Series' underperformance primarily to our focus on bonds rated B and BB, we remain committed to that strategy because we believe it is a sound approach for the long term.

Portfolio Snapshot
   In managing the Delchester Series, we look for bonds that offer a high level of income from issuers who demonstrate a strong likelihood of being able to pay their debts. We continued to focus on bonds rated B, which typically have higher yields than bonds rated BB. Single B bonds represented almost 67% of net assets, while BB bonds represented almost 30% of net assets as of December 31, 1999.
   We had several holdings of small bond issues that detracted from our performance. However, because of liquidity problems in the high-yield bond market, we continued to hold the bonds and collect the high income they paid, rather than realize a capital loss.
   Given that smaller bond offerings (up to $100 million) now appear less likely to gain sponsorship from Wall Street, we are shifting toward bonds that were issued in offerings of $200 million or more. Increasing the Series' holdings of larger issue bonds should position us better for the market conditions going forward.

Investment Outlook
   The high-yield bond market is in the midst of an unusual period in its history. In spite of a strong domestic economy and economic recovery in Asia and Latin America, the high-yield bond market has been stymied by poor trading liquidity and an uncertain market outlook.
   If the U.S. economy remains strong and fundamental conditions in the high-yield market--relatively strong credit quality, low default rates and above-average yields--do not change, we believe investors will eventually reallocate assets to high-yield bonds, seeking to capture compelling opportunities for high current income with potential for capital appreciation.


--------------------------------------------------------------------------------
  Delchester Series Investment Objective
  Seeks as high a level of current income as possible. It attempts to achieve its objective by investing in rated and unrated corporate bonds, including higher risk, non-investment grade bonds, U.S. government securities and commercial paper.
--------------------------------------------------------------------------------


                                                                    Delchester-1

                               Delchester Series
                          Average Annual Total Returns
                          ----------------------------
                          Ten Years             +8.77%
                          Five Years            +7.19%
                          One Year              -2.64%

                      For periods ending December 31, 1999

Growth of a $10,000 Investment
January 1, 1990 through                          Salomon Smith Barney High Yield
December 31, 1999         Delchester Series            Cash Pay Bond Index

12/31/1989                    $10,000.00                   $10,000.00
12/30/1990                     $9,286.72                   $ 9,296.17
12/31/1991                    $12,772.60                   $12,478.54
12/31/1992                    $14,489.71                   $14,768.85
12/31/1993                    $16,859.60                   $17,332.71
12/31/1994                    $16,376.05                   $17,190.58
12/31/1995                    $18,914.89                   $20,496.61
12/31/1996                    $21,333.36                   $22,719.71
12/31/1997                    $24,241.37                   $25,705.57
12/31/1998                    $23,738.68                   $26,843.56
12/31/1999                    $23,170.36                   $27,065.95

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Delchester Series and the Salomon Smith Barney High-Yield Cash Pay Bond Index for the 10-year period from January 1, 1990 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.



                                                                    Delchester-2

Delaware Group Premium Fund-Delchester Series
Statement of Net Assets
December 31, 1999

                                                        Principal      Market
                                                          Amount       Value
 CORPORATE BONDS-84.86%
 Automobiles & Automotive Parts-2.45%
 Accuride sr sub nts 9.25% 2/1/08 .................... $  300,000   $ 277,500
 Holley Performance Products sr nts
   12.25% 9/15/07 ....................................  1,000,000     955,000
 Safety Components International
   sr sub nts 10.125% 7/15/07 ........................    600,000     372,000
 Venture Holdings Trust sr sub nts
   12.00% 6/1/09 .....................................  1,000,000     910,000
                                                                    ---------
                                                                    2,514,500
                                                                    ---------
 Banking, Finance & Insurance-1.83%
 Willis Corroon co guarantee
   9.00% 2/1/09 ......................................  2,250,000   1,878,750
                                                                    ---------
                                                                    1,878,750
                                                                    ---------
 Buildings & Materials-1.85%
 Formica sr sub nts 10.875% 3/1/09 ...................    800,000     732,000
 K. Hovnanian Enterprises co guarantee
   9.125% 5/1/09 .....................................    700,000     675,500
 Nortek sr nts 9.25% 3/15/07 .........................    500,000     490,000
                                                                    ---------
                                                                    1,897,500
                                                                    ---------
 Cable, Media & Publishing-3.72%
 Echostar DBS sr nts 9.25% 2/1/06 ....................    625,000     628,125
 Pegasus Communications sr nts
   9.625% 10/15/05 ...................................    250,000     253,750
 PREMIER GRAPHICS sr nts
   11.50% 12/1/05 ....................................    400,000     288,000
+PX Escrow sr disc nts 9.625% 2/1/06 .................    750,000     367,500
 Sinclair Broadcast Group sr sub nts
   8.75% 12/15/07 ....................................  1,200,000   1,128,000
 Sullivan Graphics sr sub nts
   12.75% 8/1/05 .....................................    250,000     259,688
+United International Holdings
   sr disc nts 10.75% 2/15/08 ........................  1,400,000     896,000
                                                                    ---------
                                                                    3,821,063
                                                                    ---------
 Chemicals-5.92%
 Aqua Chemical sr sub nts
   11.25% 7/1/08 .....................................    800,000     456,000
 Geo Specialty Chemicals sr sub nts
   10.125% 8/1/08 ....................................    100,000      93,500
 Huntsman sr sub nts 9.50% 7/1/07 ....................    400,000     380,000
 Koppers unsec sr sub nts
   9.875% 12/1/07 ....................................    300,000     273,000
 LaRoche sr sub nts 9.50% 9/15/07 ....................  1,500,000     412,500
 Lyondell Chemical sr sub nts
   10.875% 5/1/09 ....................................    900,000     936,000
 Sterling Chemicals co guarantee
   12.375% 7/15/06 ...................................  1,050,000   1,084,125
 Sterling Chemicals sr sub nts
   11.75% 8/15/06 ....................................    200,000     150,000
 ZSC Specialty Chemical co guarantee
   11.00% 7/1/09 .....................................  2,200,000   2,288,000
                                                                    ---------
                                                                    6,073,125
                                                                    ---------
 Computers & Technology-0.16%
+Cellnet Data Systems sr disc nts
   14.00% 10/1/07 ....................................  1,000,000     130,000
 Federal Data sr sub nts 10.125% 8/1/05 ..............     50,000      36,000
                                                                    ---------
                                                                      166,000
                                                                    ---------

                                                        Principal      Market
                                                          Amount       Value
 CORPORATE BONDS (Continued)
 Consumer Products-5.33%
 Albecca sr sub nts 10.75% 8/15/08 ................... $  400,000   $ 276,000
 Burhrmann US sr sub nts
   12.25% 11/1/09 ....................................    900,000     936,000
 Derby Cycle sr nts 10.00% 5/15/08 ...................  1,300,000     741,000
 Desa International sr sub nts
   9.875% 12/15/07 ...................................    715,000     514,800
 Drypers sr nts 10.25% 6/15/07 .......................    500,000     408,750
 Home Interiors & Gifts sr sub nts
   10.125% 6/1/08 ....................................    450,000     384,750
+Iron Age sr disc nts 12.125% 5/1/09 .................    500,000     140,000
 Iron Age co guarantee 9.875% 5/1/08 .................    300,000     222,375
 Polaroid sr nts 11.50% 2/15/06 ......................    950,000     926,250
 Revlon Consumer Products sr sub nts
   8.625% 2/1/08 .....................................  1,800,000     918,000
                                                                    ---------
                                                                    5,467,925
                                                                    ---------
 Electronics & Electrical Equipment-1.29%
 Protection One Alarm co guarantee
   7.375% 8/15/05 ....................................  1,650,000   1,320,000
                                                                    ---------
                                                                    1,320,000
                                                                    ---------
 Energy-4.91%
 First Wave Marine sr nts 11.00% 2/1/08 ..............    900,000     635,625
 Frontier Oil sr nts 11.75% 11/15/09 .................    500,000     492,500
 Gulf Canada Resources sr sub debs
   9.25% 1/15/04 .....................................    600,000     600,000
 RBF Finance co guarantee
   11.375% 3/15/09 ...................................  2,475,000   2,679,188
+Universal Compression sr disc nts
   9.875% 2/15/08 ....................................  1,000,000     633,750
                                                                    ---------
                                                                    5,041,063
                                                                    ---------
 Environmental Services-1.97%
 Allied Waste sr sub nts 10.00% 8/1/09 ...............  1,600,000   1,432,000
 Norcal Waste Systems co guarantee
   13.50% 11/15/05 ...................................    550,000     591,250
                                                                    ---------
                                                                    2,023,250
                                                                    ---------
 Food, Beverage & Tobacco-3.85%
 Ameriking sr nts 10.75% 12/1/06 .....................    200,000     186,000
 Ameriserve Food Distributors sr sub nts
   10.125% 7/15/07 ...................................    500,000     180,000
 Carrols sr sub nts 9.50% 12/1/08 ....................    800,000     736,000
 Chiquita Brands sr nts 10.00% 6/15/09 ...............  2,000,000   1,500,000
 DiGiorgio sr nts 10.00% 6/15/07 .....................    650,000     604,500
 Fresh Foods co guarantee
   10.75% 6/1/06 .....................................    800,000     747,000
                                                                    ---------
                                                                    3,953,500
                                                                    ---------
 Healthcare & Pharmaceuticals-4.93%
+Alaris Medical sr disc nts 11.125% 8/1/08 ...........  1,435,000     617,050
 Fisher Scientific International
  sr sub nts 9.00% 2/1/08 ............................  1,850,000   1,780,625
 Insight Health Services co guarantee
   9.625% 6/15/08 ....................................  1,000,000     945,000
 Kinetic Concepts sr sub nts
   9.625% 11/1/07 ....................................  1,000,000     755,000
 Tenet Healthcare sr sub nts
   8.625% 1/15/07 ....................................  1,000,000     959,255
                                                                    ---------
                                                                    5,056,930
                                                                    ---------

                                                                    Delchester-3

Delchester Series
Statement of Net Assets (Continued)

                                                        Principal      Market
                                                          Amount       Value
 CORPORATE BONDS (Continued)
 Industrial Machinery-0.84%
 Burke Industries unsec sr nts
   10.00% 8/15/07 .................................... $  500,000  $  240,000
 Grove Worldwide sr sub nts
   9.25% 5/1/08 ......................................    600,000     192,000
 Tokheim co guarantee 11.375% 8/1/08 .................    700,000     427,000
                                                                    ---------
                                                                      859,000
                                                                    ---------
 Leisure, Lodging & Entertainment-6.83%
 Boca Resorts co guarantee
   9.875% 4/15/09 ....................................  1,250,000   1,215,625
 Cinemark USA sr sub nts
   9.625% 8/1/08 .....................................  1,850,000   1,711,250
 Hollywood Casino co guarantee
   11.25% 5/1/07 .....................................  1,000,000   1,045,000
 Majestic Star co guarantee
   10.875% 7/1/06 ....................................  1,000,000     975,000
 Outboard Marine co guarantee
   10.75% 6/1/08 .....................................    850,000     620,500
 Regal Cinemas sr sub nts 9.50% 6/1/08 ...............  1,550,000   1,205,125
 United Artists Theatre sr sub nts
   9.75% 4/15/08 .....................................  1,175,000     235,000
                                                                    ---------
                                                                    7,007,500
                                                                    ---------
 Metals & Mining-4.11%
 Algoma Steel mtg nts 12.375% 7/15/05 ................    950,000     897,750
 Doe Run Resources co guarantee
   11.25% 3/15/05 ....................................  1,000,000     957,500
 Great Lakes Carbon co guarantee
   10.25% 5/15/08 ....................................    750,000     712,500
 Jorgensen Earle sr nts 9.50% 4/1/05 .................    950,000     912,000
 Metallurg co guarantee 11.00% 12/1/07 ...............    800,000     740,000
                                                                    ---------
                                                                    4,219,750
                                                                    ---------
 Packaging & Containers-1.06%
+SF Holdings Group sr disc nts
   12.75% 3/15/08 ....................................  1,500,000     851,250
 Sweetheart Cup sr sub nts
   10.50% 9/1/03 .....................................    250,000     239,375
                                                                    ---------
                                                                    1,090,625
                                                                    ---------
 Paper & Forest Products-2.11%
 Doman Industries sr nts 8.75% 3/15/04 ...............  1,400,000   1,204,000
 Fibermark sr nts 9.375% 10/15/06 ....................    400,000     405,000
 MAXXAM Group sr sec nts
   12.00% 8/1/03 .....................................    600,000     559,500
                                                                    ---------
                                                                    2,168,500
                                                                    ---------
 Retail-2.37%
 Advance Stores sr sub nts
   10.25% 4/15/08 ....................................    800,000     696,000
 Fleming sr sub nts 10.50% 12/1/04 ...................    800,000     744,000
 Frank's Nursery & Crafts sr sub nts
   10.25% 3/1/08 .....................................    800,000     544,000
 Leslie's Poolmart sr nts
   10.375% 7/15/04 ...................................    500,000     447,500
                                                                    ---------
                                                                    2,431,500
                                                                    ---------
 Telecommunications-24.21%
 AMSC Acquisition sr nts 12.25% 4/1/08 ...............    650,000     516,750
 BTI Telecom sr nts 10.50% 9/15/07 ...................    550,000     514,250
+Call-Net Enterprises sr disc nts
   10.80% 5/15/09 ....................................  1,250,000     612,500

                                                        Principal      Market
                                                          Amount       Value
 CORPORATE BONDS (Continued)
 Telecommunications (Continued)
 Covad Communications Group sr nts
   12.50% 2/15/09 .................................... $1,000,000  $1,042,500
 Global Crossing sr nts 9.50% 11/15/09 ...............  1,300,000   1,293,500
+GST USA sr disc nts 13.875% 12/15/05 ................  1,500,000   1,102,500
 Hyperion Telecommunications sr nts
   12.25% 9/1/04 .....................................  1,000,000   1,077,500
+KMC Telecom Holdings sr disc nts
   12.50% 2/15/08 ....................................  2,500,000   1,356,250
 KMC Telecom Holdings sr nts
   13.50% 5/15/09 ....................................    400,000     395,000
 Metromedia Fiber sr nts
   10.00% 11/15/08 ...................................  1,050,000   1,078,875
 Metromedia Fiber Network sr nts
   10.00% 12/15/09 ...................................    300,000     309,000
+Microcell Telecommunications sr disc nts
   14.00% 6/1/06 .....................................  1,260,000   1,118,250
+Nextel Partners sr disc nts
   14.00% 2/1/09 .....................................  1,500,000     990,000
+Nextlink Communications sr disc nts
   12.125% 12/1/09 ...................................  1,000,000     597,500
 Nextlink Communications sr nts
   10.75% 11/15/08 ...................................  1,400,000   1,456,000
 Pathnet sr nts 12.25% 4/15/08 .......................    200,000     128,500
 PSINet sr nts 11.00% 8/1/09 .........................  1,000,000   1,035,000
 RCN sr nts 11.25% 1/15/10 ...........................    400,000     400,000
 RSL Communications Limited co
   guarantee 12.25% 11/15/06 .........................    750,000     768,750
+Telecorp PCS co guarantee
   11.625% 4/15/09 ...................................  1,500,000     948,750
+Teligent sr disc nts 11.50% 3/1/08 ..................  2,750,000   1,615,625
 Teligent sr nts 11.50% 12/1/07 ......................  1,000,000     975,000
+21st Century Telecom Group sr disc nts
   12.25% 2/15/08 ....................................    700,000     469,000
 USA Mobile Communication sr nts
   14.00% 11/1/04 ....................................    500,000     435,000
 Verio sr nts 10.625% 11/15/09 .......................  1,450,000   1,489,875
 Viatel sr nts 11.50% 3/15/09 ........................    891,839     894,069
+Viatel sr disc notes 12.50% 4/15/08 .................  1,050,000     661,500
 Worldwide Fiber sr nts 12.00% 8/1/09 ................  1,500,000   1,563,750
                                                                   ----------
                                                                   24,845,194
                                                                   ----------
 Textiles, Apparel & Furniture-0.16%
 Globe Manufacturing sr sub nts
   10.00% 8/1/08 .....................................    350,000     168,000
                                                                   ----------
                                                                      168,000
                                                                   ----------
 Transportation & Shipping-3.83%
 Avis Rent A Car co guarantee
   11.00% 5/1/09 .....................................  2,200,000   2,326,500
 Budget Group sr nts 9.125% 4/1/06 ...................    850,000     790,500
 Navigator Gas Transport nts
   10.50% 6/30/07 ....................................    400,000     198,000
 Navigator Gas Transport units
   12.00% 6/30/07 ....................................    400,000      16,000
 Sea Containers sr nts 10.75% 10/15/06 ...............    600,000     597,000
                                                                   ----------
                                                                    3,928,000
                                                                   ----------

                                                                    Delchester-4

Delchester Series
Statement of Net Assets (Continued)

                                                        Principal      Market
                                                          Amount       Value
 CORPORATE BONDS (Continued)
 Utilities-0.91%
 Trench Electric & Trench co guarantee
   10.25% 12/15/07 ................................... $1,250,000  $  937,500
                                                                   ----------
                                                                      937,500
                                                                   ----------
 Miscellaneous-0.22%
 Indesco International sr sub nts
   9.75% 4/15/08 .....................................    500,000     225,000
                                                                   ----------
                                                                      225,000
                                                                   ----------
 Total Corporate Bonds
   (cost $98,364,094) ................................             87,094,175
                                                                   ----------

                                                         Number of
                                                          Shares
 PREFERRED STOCK-2.34%
*Dobson Communications pik ...........................        317     319,325
*Eagle-Picher Holdings pik ...........................         90     414,000
*Nebco Evans Holding pik .............................      4,846     174,455
*Nextel Communications pik ...........................      1,066   1,103,310
*Pegasus Communications pik ..........................        126     128,673
*Pegasus Communications Unit .........................        250     266,250
*SF Holdings Class C .................................      3,000       3,000
*TCR Holdings Class B ................................      3,802          38
*TCR Holdings Class C ................................      2,091          21
*TCR Holdings Class D ................................      5,512          55
*TCR Holdings Class E ................................     11,405         114
                                                                   ----------
 Total Preferred Stock
   (cost $2,791,996) .................................              2,409,241
                                                                   ----------

 CONVERTIBLE PREFERRED STOCK-0.17%
*E.Spire Communications pik ..........................      8,593     171,863
                                                                   ----------
 Total Convertible Preferred Stock
   (cost $802,807) ...................................                171,863
                                                                   ----------
 RIGHTS AND WARRANTS-0.12%
*American Banknote ...................................      1,500      15,000
*American Mobile Satellite ...........................        950      38,000
*Cellnet Data Systems ................................      1,000      10,500
*Electronic Retailing System .........................        500          75
*Gothic Energy .......................................      1,400       1,400
*KMC Telecom Holdings ................................      1,500      37,500
*McCaw International .................................         31         751
*Millenium Seacarriers ...............................        200           2
*Pathnet .............................................        200       2,000
*Spincycle ...........................................        500           5
*Terex-Appreciation ..................................        800      16,000
                                                                   ----------
 Total Rights and Warrants
   (cost $101,886) ...................................                121,233
                                                                   ----------

                                                                    Delchester-5

Delchester Series
Statement of Net Assets (Continued)

                                                       Principal     Market
                                                         Amount      Value

REPURCHASE AGREEMENTS-10.30%
With Chase Manhattan 2.50% 1/3/00 (dated
   12/31/99, collateralized by $2,984,000
   U.S. Treasury Notes 4.75% due 2/15/04,
   market value $2,866,277) .......................... $2,802,000  $2,802,000
With J.P. Morgan Securities 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $1,140,000 U.S. Treasury Notes
   6.375% due 9/30/01, market value
   $1,160,631 and $1,110,000
   U.S. Treasury Notes 6.625% due
   4/30/02, market value $1,131,200
   and $1,107,000 U.S. Treasury Notes
   6.25% due 6/30/02, market value
   $1,106,391) .......................................  3,330,000   3,330,000
With PaineWebber 3.00% 1/3/00 (dated
   12/31/99, collateralized by $1,141,000
   U.S. Treasury Notes 5.625% due
   11/30/00, market value $1,141,825
   and $1,110,000 U.S. Treasury Notes
   5.375% due 2/15/01, market value
   $1,123,559) .......................................  2,220,000   2,220,000
With Prudential Securities 2.75% 1/3/00
   (dated 12/31/99, collateralized by
   $2,314,000 U.S. Treasury Bills due
   5/18/00, market value $2,265,794) .................  2,220,000   2,220,000
                                                                 ------------
Total Repurchase Agreements
   (cost $10,572,000) ................................             10,572,000
                                                                 ------------



TOTAL MARKET VALUE OF SECURITIES-97.79% (cost $112,632,783) .... $100,368,512

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.21% ..........    2,264,972
                                                                 ------------
NET ASSETS APPLICABLE TO 13,829,411 SHARES OUTSTANDING;
   EQUIVALENT TO $7.42 PER SHARE-100.00% ....................... $102,633,484
                                                                 ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization - no par) $129,445,599
Undistributed net investment income                                    72,868
Accumulated net realized loss on investments ...................  (14,620,712)
Net unrealized depreciation of investments .....................  (12,264,271)
                                                                 ------------
Total net assets ............................................... $102,633,484
                                                                 ============

-------------
*Non-income producing security for the year ended December 31, 1999.
+Zero coupon security as of December 31, 1999. The coupon shown is the step up rate.

Summary of Abbreviations:
co guarantee - company guaranteed
debs - debentures
disc - discount
mtg - mortgage
nts - notes
pik - payment in kind
sr - senior
sub - subordinated
unsec - unsecured

                             See accompanying notes

                                                                    Delchester-6

Delaware Group Premium Fund-
Delchester Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Dividends ..........................................  $   272,603
Interest ...........................................   11,976,638
                                                      -----------
                                                       12,249,241
                                                      -----------
EXPENSES:
Management fees ....................................      739,669
Accounting and administration ......................       50,103
Professional fees ..................................       13,385
Taxes (other than taxes on income) .................       10,191
Reports and statements to shareholders .............        7,880
Registration fees ..................................        3,438
Dividend disbursing and transfer agent
   fees and expenses ...............................        1,996
Trustees' fees .....................................        1,922
Custodian fees .....................................          300
Other ..............................................        9,841
                                                      -----------
                                                          838,725
Less expenses paid indirectly ......................       (2,691)
                                                      -----------
Total expenses .....................................      836,034
                                                      -----------

NET INVESTMENT INCOME ..............................   11,413,207
                                                      -----------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ...................  (13,315,901)
Net change in unrealized appreciation /
   depreciation of investments .....................   (1,219,031)
                                                      -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ..................................  (14,534,932)
                                                      -----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................  ($3,121,725)
                                                      ===========

                             See accompanying notes

Delaware Group Premium Fund-
Delchester Series
Statements of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                       12/31/99       12/31/98
                                                      ----------    ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ..............................  $11,413,207   $11,358,280
Net realized loss on investments ...................  (13,315,901)     (577,975)
Net change in unrealized appreciation /
   depreciation of investments .....................   (1,219,031)  (13,468,140)
                                                      -----------   -----------
Net decrease in net assets
   resulting from operations .......................   (3,121,725)   (2,687,835)
                                                      -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
Net investment income ..............................  (11,458,462)  (11,317,743)
Net realized gain on investments ...................     (726,836)      (32,038)
                                                      -----------   -----------
                                                      (12,185,298)  (11,349,781)
                                                      -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................   24,182,918    45,702,613
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments .............................   12,213,628    11,048,248
                                                      -----------   -----------
                                                       36,396,546    56,750,861
Cost of shares repurchased .........................  (39,164,311)  (20,879,855)
                                                      -----------   -----------
Increase (decrease) in net assets derived
   from capital share transactions .................   (2,767,765)   35,871,006
                                                      -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ...................................  (18,074,788)   21,833,390
                                                      -----------   -----------

Net Assets:
Beginning of year ..................................  120,708,272    98,874,882
                                                     ------------  ------------
End of year ........................................ $102,633,484  $120,708,272
                                                     ============  ============

                             See accompanying notes

                                                                    Delchester-7

Delaware Group Premium Fund-Delchester Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1999        1998         1997         1996        1995
                                                              ---------------------------------------------------------
Net asset value, beginning of year .......................     $8.460      $9.510       $9.170      $8.940       $8.540

Income (loss) from investment operations:
Net investment income ....................................      0.781       0.906        0.863       0.853        0.872
Net realized and unrealized gain (loss) on investments ...     (0.987)     (1.048)       0.332       0.230        0.400
                                                              -------     -------      -------     -------      -------
Total from investment operations .........................     (0.206)     (0.142)       1.195       1.083        1.272
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
Dividends from net investment income .....................     (0.784)     (0.905)      (0.855)     (0.853)      (0.872)
Distributions from net realized gain on investments ......     (0.050)     (0.003)        none        none         none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions ........................     (0.834)     (0.908)      (0.855)     (0.853)      (0.872)
                                                              -------     -------      -------     -------      -------

Net asset value, end of year .............................     $7.420      $8.460       $9.510      $9.170       $8.940
                                                              =======     =======      =======     =======      =======

Total return .............................................     (2.64%)     (1.83%)      13.63%      12.79%       15.50%

Ratios and supplemental data:
Net assets, end of year (000 omitted) ....................   $102,633    $120,708      $98,875     $67,665      $56,605
Ratio of expenses to average net assets ..................      0.72%       0.70%        0.70%       0.70%        0.69%
Ratio of net investment income to average net assets .....      9.75%       9.85%        9.24%       9.54%        9.87%
Portfolio turnover .......................................       110%         86%         121%         93%          74%

                             See accompanying notes

                                                                    Delchester-8

Delaware Group Premium Fund-Delchester Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Delchester Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, will be distributed following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,691 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.65% of the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.60% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.


                                                                    Delchester-9

Delchester Series
Notes to Financial Statements (Continued)

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing              Other
    Investment                 transfer agent,             expenses
     management               accounting fees              payable
   fee payable to           and other expenses             to DMC
      DMC                     payable to DSC             and affiliates
   -------------           -------------------           --------------
    $56,932                      $3,473                      $9,697

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .....................................   $110,012,164
   Sales .........................................   $113,703,820

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate         Aggregate
    Cost of           unrealized        unrealized             Net unrealized
   investments       appreciation      depreciation             depreciation
   ------------      ------------      ------------            --------------
   $112,740,908       $1,467,828       ($13,840,224)           ($12,372,396)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                                     Year of
                                   Expiration
                                      2007
                                   -----------
                                   $13,033,766

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Shares issued upon
                                                   reinvestment of distributions
                                                        from net investment
                                                      income and net realized        Shares                  Net
                                       Shares sold      gain on investments       repurchased         increase (decrease)
                                       -----------  ----------------------------  ------------        -------------------
   Year ended December 31, 1999         2,979,441            1,528,740             (4,943,297)             (435,116)
   Year ended December 31, 1998         4,940,859            1,206,292             (2,277,223)            3,869,928


                                                                   Delchester-10

Delchester Series
Notes to Financial Statements (Continued)

5. Line of Credit
The Series has a committed line of credit for $5,700,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Credit and Market Risk
The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

       (A)*            (B)*
    Long-Term        Ordinary              (C)
   Capital Gains      Income              Total                   (D)**
   Distributions   Distributions       Distribution            Qualifying
   (Tax Basis)      (Tax Basis)        (Tax Basis)            Dividends(1)
   ------------    -------------       ------------           ------------
       6%               94%                100%                    2%

------------
  * Items (A) and (B) are based on a percentage of the Series' total distributions.
 ** Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                   Delchester-11

Delaware Group Premium Fund-Delchester Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Delchester Series

We have audited the accompanying statement of net assets of Delchester Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delchester Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                         Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

                                                                   Delchester-12

FOR TOTAL RETURN

Devon Series
Investment Strategy and Performance in 1999
   Devon Series' performance was negatively affected by the narrow market focus which persisted through most of fiscal 1999. For the year ended December 31, 1999, the Series provided a return of -10.13% (capital change plus reinvestment of distributions). The unmanaged Standard & Poor's 500 Index had a total return of 21.0% for the same period.
   Devon Series adheres to a disciplined investment strategy that focuses on what we call "transition stocks"--stocks we believe are currently selling below their true value with strong prospects for future growth.
   In evaluating a stock's total return prospects, we seek five indicators of a company's potential success:
   o  An attractive stock price relative to the rest of the market;
   o  A history of stable earnings growth; o Substantial positive cash flow;
   o  Evidence of a major fundamental change (expansion or acquisition); and
   o Are not widely followed or are misunderstood by Wall Street Analysts. During 1999, our strategy precluded us from investing in the top tier performers in the S&P 500, given that most of those stocks--including technology stocks--had high P/E ratios, an indication that they were expensive relative to their future earnings potential. This is the primary reason why the Fund did not keep pace with the S&P 500.

Portfolio Snapshot
   Traditionally, technology is an area where we have had less exposure than the S&P 500. In 1999, this was due to exceptionally high prices that did not meet our value-conscious investment criteria. As of December 31, 1999, the Series' holdings in technology-related companies were less than 25% of the weighting of the S&P 500.
   Our strategy also typically steers us away from investing heavily in cyclical industries--including paper, energy and chemicals--given that these areas have historically had earnings spurts rather than the consistent growth we look for.
   Capital goods companies (such as electronics and electrical equipment companies) became an increasingly attractive area for us to invest in during 1999. The P/E ratios on capital goods companies, in general, have been depressed, partially due to the narrowness of the U.S. stock market. We believe these companies will benefit from the recent pick up in worldwide economic growth, particularly in Asia and Europe.

Investment Outlook
   We expect stronger worldwide economic growth in the months ahead. Given that outlook, we are trying to position the portfolio to benefit from such anticipated growth. We are concentrating on capital goods and selected financial stocks which, based on our research, appear to have strong future earnings potential and yet, are selling at relatively attractive prices.
   We think our disciplined approach--and our adherence to that approach throughout favorable and unfavorable market cycles--will prove very beneficial over the long term.

--------------------------------------------------------------------------------
Devon Series Investment Objective
Seeks current income and capital appreciation. It attempts to achieve this objective by investing primarily in income- producing common stocks of large- and mid-cap U.S. companies that the investment manager believes have the potential for above-average dividend increases over time.
--------------------------------------------------------------------------------

                                                                         Devon-1

                                  Devon Series
                          Average Annual Total Returns
                      -------------------------------------
                      Lifetime                      +14.00%
                      One Year                      -10.13%

                      For periods ending December 31, 1999

Growth of a $10,000 Investment
May 1, 1997 to
December 31, 1999
                                                                    S&P
                                          Devon Series            500 Index
                                          ------------            ----------
05/01/1997                                $10,000.00              $10,000.00
06/30/1997                                $10,900.00              $11,084.00
09/30/1997                                $12,030.00              $11,914.00
12/31/1997                                $12,730.00              $12,256.00
03/31/1998                                $14,256.86              $13,966.00
06/30/1998                                $14,236.40              $14,427.00
09/30/1998                                $13,070.49              $12,992.00
12/31/1998                                $15,790.95              $15,759.00
03/31/1999                                $14,472.41              $16,546.00
06/30/1999                                $15,774.82              $17,712.00
09/30/1999                                $13,868.09              $16,605.00
12/31/1999                                $14,191.09              $19,076.00

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Devon Series and the S&P 500 Index for the period from the Series' inception on May 1, 1997 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                         Devon-2

Delaware Group Premium Fund-Devon Series
Statement of Net Assets
December 31, 1999

                                                           Number    Market
                                                          of Shares   Value
 Common Stock-95.85%
 Aerospace & Defense-4.86%
 HONEYWELL INTERNATIONAL .............................     46,487 $ 2,681,718
 United Technologies .................................     17,000   1,105,000
                                                                  -----------
                                                                    3,786,718
                                                                  -----------
 Automobiles & Automotive Parts-1.97%
 Danaher .............................................     31,800   1,534,350
                                                                  -----------
                                                                    1,534,350
                                                                  -----------
 Banking, Finance & Insurance-17.49%
 AFLAC ...............................................     16,500     778,594
 American International Group ........................      9,106     984,585
 Citigroup ...........................................     26,800   1,489,075
 FEDERAL HOME LOAN MORTGAGE ..........................     50,400   2,371,950
 First Tennessee National ............................     19,700     561,450
 FleetBoston Financial ...............................     30,900   1,075,706
 MBNA ................................................     88,700   2,417,075
 Nationwide Financial Services Class A ...............     43,700   1,220,869
 UnionBanCal .........................................     18,900     745,369
 WASHINGTON MUTUAL ...................................     76,500   1,989,000
                                                                  -----------
                                                                   13,633,673
                                                                  -----------
 Buidings & Materials-1.53%
 Masco ...............................................     47,000   1,192,624
                                                                  -----------
                                                                    1,192,624
                                                                  -----------
 Cable, Media & Publishing-5.00%
 GANNETT .............................................     22,300   1,818,843
 KNIGHT-RIDDER .......................................     34,900   2,076,550
                                                                  -----------
                                                                    3,895,393
                                                                  -----------
 Chemicals-1.86%
 Avery Dennison ......................................     19,900   1,450,213
                                                                  -----------
                                                                    1,450,213
                                                                  -----------
 Computers & Technology-6.40%
*BMC Software ........................................     20,200   1,614,737
*CSG Systems International ...........................     28,700   1,144,413
 Computer Associates International ...................     16,100   1,125,994
 International Business Machines .....................     10,200   1,101,600
                                                                  -----------
                                                                    4,986,744
                                                                  -----------
 Consumer Products-4.20%
 Black & Decker ......................................     31,300   1,635,424
 Dial ................................................     67,200   1,633,800
                                                                  -----------
                                                                    3,269,224
                                                                  -----------
 Electronics & Electrical Equipment-6.66%
*Integrated Device Technologies ......................     33,100     959,900
 INTEL ...............................................     29,000   2,387,063
 Symbol Technologies .................................     16,725   1,063,083
 Teleflex ............................................     25,000     782,812
                                                                  -----------
                                                                    5,192,858
                                                                  -----------
 Energy-9.18%
 Anadarko Petroleum ..................................     19,300     658,613
 BP Amoco ADR ........................................         36       2,135
 Coastal .............................................     39,200   1,389,150
 Columbia Energy .....................................     12,800     809,600
 Schlumberger ........................................     25,100   1,411,874
 Shell Transport and Trading ADR .....................      7,700     379,225
 Tosco ...............................................     34,500     937,969
 Transocean Sedco Forex ..............................      4,859     163,700
 Unocal ..............................................     41,700   1,399,556
                                                                  -----------
                                                                    7,151,822
                                                                  -----------
------------
Top 10 stock holdings, representing 27.8% of net assets, are printed in bold.

                                                           Number    Market
                                                          of Shares   Value
COMMON STOCK (Continued)
 Environmental Services-1.71%
 Ecolab ..............................................     34,000  $1,330,250
                                                                   ----------
                                                                    1,330,250
                                                                   ----------
 Food, Beverage & Tobacco-2.59%
 Bestfoods ...........................................     16,100     846,256
*Suiza Foods .........................................     29,500   1,168,937
                                                                   ----------
                                                                    2,015,193
                                                                   ----------
 Healthcare & Pharmaceuticals-8.44%
 American Home Products ..............................     42,100   1,660,319
 Biomet ..............................................     35,800   1,432,000
 Bristol-Myers Squibb ................................      8,900     571,269
 Johnson & Johnson ...................................     14,500   1,350,313
 Pharmacia & Upjohn ..................................     11,000     495,000
*Watson Pharmaceuticals ..............................     29,900   1,070,794
                                                                   ----------
                                                                    6,579,695
                                                                   ----------
 Industrial Machinery-1.35%
 Pentair .............................................     27,400   1,054,900
                                                                   ----------
                                                                    1,054,900
                                                                   ----------
 Leisure, Lodging & Entertainment-2.47%
 VIAD ................................................     69,100   1,926,163
                                                                   ----------
                                                                    1,926,163
                                                                   ----------
 Real Estate-2.42%
 CarrAmerica Realty ..................................     30,300     640,088
 Developers Diversified Realty .......................     45,100     580,663
 Sun Communities .....................................     20,700     666,281
                                                                   ----------
                                                                    1,887,032
                                                                   ----------
 Retail-7.74%
 Blockbuster Class A .................................     55,900     747,663
 Circuit City Stores .................................     16,000     721,000
 INTIMATE BRANDS .....................................     51,125   2,204,766
*Kroger ..............................................     53,200   1,004,150
 Lowe's Companies ....................................     22,600   1,350,350
                                                                   ----------
                                                                    6,027,929
                                                                   ----------
 Telecommunications-9.71%
 ALLTEL ..............................................     20,100   1,662,019
 AT&T ................................................     24,400   1,238,300
 GTE .................................................     20,200   1,425,363
*MCI WORLDCOM ........................................     34,200   1,814,738
 SBC Communications ..................................     29,300   1,428,375
                                                                   ----------
                                                                    7,568,795
                                                                   ----------
 Textiles, Apparel & Furniture-0.27%
 HON Industries ......................................      9,700     212,794
                                                                   ----------
                                                                      212,794
                                                                   ----------
 Total Common Stock
  (cost $73,333,809)                                               74,696,370
                                                                   ----------
 Convertible Preferred Stock-1.43%
 Freeport McMoRan Copper & Gold ......................     22,500     428,906
 Sealed Air ..........................................     13,490     681,266
                                                                   ----------
 Total Convertible Preferred Stock
  (cost $978,354)                                                   1,110,172
                                                                   ----------

                                                                         Devon-3

Devon Series
Statement of Net Assets (Continued)

                                                       Principal     Market
                                                         Amount       Value
REPURCHASE AGREEMENTS-3.11%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $684,000
   U.S. Treasury Notes
   4.75% due 2/15/04,
   market value $656,923) .........................      $642,000    $642,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $261,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $266,005 and $254,000
   U.S. Treasury Notes 6.625%
   due 4/30/02, market value
   $259,260 and $254,000
   U.S. Treasury Notes
   6.25% due 6/30/02,
   market value $253,574) .........................       763,000     763,000
With PaineWebber 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $261,000
   U.S. Treasury Notes 5.625%
   due 11/30/00, market value
   $261,695 and $254,000
   U.S. Treasury Notes
   5.375% due 2/15/01,
   market value $257,509) .........................       509,000     509,000
With Prudential Securities 2.75%
   1/3/00 (dated 12/31/99,
   collateralized by $530,000
   U.S. Treasury Bills
   due 5/18/00, market
   value $519,298) ................................       509,000     509,000
                                                                  -----------
Total Repurchase Agreements
   (cost $2,423,000)                                                2,423,000
                                                                  -----------



TOTAL MARKET VALUE OF SECURITIES-100.39% (cost $76,735,163) ....  $78,229,542

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.39%) ........     (300,225)
                                                                  -----------
NET ASSETS APPLICABLE TO 5,722,249 SHARES OUTSTANDING;
   EQUIVALENT TO $13.62 PER SHARE-100.00% ......................  $77,929,317
                                                                  ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) .  $78,255,106
Undistributed net investment income ............................      734,592
Accumulated net realized loss on investments ...................   (2,554,760)
Net unrealized appreciation of investments .....................    1,494,379
                                                                  -----------
Total net assets ...............................................  $77,929,317
                                                                  ===========

------------
*Non-income producing security for the year ended December 31, 1999. ADR - American Depository Receipt

See accompanying notes

                                                                         Devon-4

Delaware Group Premium Fund-Devon Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Dividends .........................................    $1,091,078
Interest ..........................................       290,665
                                                      -----------
                                                        1,381,743
                                                      -----------
EXPENSES:
Management fees ...................................       533,852
Accounting and administration .....................        30,802
Reports and statements to shareholders ............        32,522
Custodian fees ....................................        13,185
Professional fees .................................         9,450
Taxes (other than taxes on income) ................         3,807
Dividend disbursing and transfer agent
   fees and expenses ..............................         2,447
Trustees' fees ....................................         1,401
Other .............................................         6,102
                                                      -----------
                                                          633,568
Less expenses paid indirectly .....................        (9,270)
                                                      -----------

Total expenses ....................................       624,298
                                                      -----------

NET INVESTMENT INCOME .............................       757,445
                                                      -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ..................    (2,551,998)
Net change in unrealized appreciation /
   depreciation of investments ....................    (6,947,654)
                                                      -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ............................    (9,499,652)
                                                      -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................   ($8,742,207)
                                                      ===========

See accompanying notes

Delaware Group Premium Fund-Devon Series
Statements of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                        12/31/99      12/31/98
                                                      -----------   ------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..............................  $   757,445   $   476,986
Net realized gain (loss) on investments ............   (2,551,998)      947,836
Net change in unrealized appreciation /
   depreciation of investments .....................   (6,947,654)    7,281,217
                                                      -----------   -----------
Net increase (decrease) in net assets
   resulting from operations .......................   (8,742,207)    8,706,039
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................     (490,185)     (109,925)
Net realized gain on investments ...................     (947,691)     (281,684)
                                                      -----------   -----------
                                                       (1,437,876)     (391,609)
                                                      -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................   38,341,698    48,520,957
Net asset value of shares issued
   upon reinvestment of distributions
   from net investment income and net
   realized gain on investments ....................    1,437,876       391,609
                                                      -----------   -----------
                                                       39,779,574    48,912,566
Cost of shares repurchased .........................  (20,384,439)   (5,166,222)
                                                      -----------   -----------

Increase in net assets derived from capital
   share transactions ..............................   19,395,135    43,746,344
                                                      -----------   -----------

NET INCREASE IN NET ASSETS .........................    9,215,052    52,060,774
                                                      -----------   -----------
NET ASSETS:
Beginning of year ..................................   68,714,265    16,653,491
                                                      -----------   -----------
End of year ........................................  $77,929,317   $68,714,265
                                                      ===========   ===========

                             See accompanying notes


                                                                         Devon-5

Delaware Group Premium Fund-Devon Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                      5/1/97(1)
                                                            Year Ended December 31,      to
                                                               1999         1998      12/31/97
                                                            ------------------------------------
Net asset value, beginning of period .....................    $15.440     $12.730      $10.000

Income (loss) from investment operations:
Net investment income ....................................      0.113       0.106        0.080
Net realized and unrealized gain (loss) on investments ...     (1.669)      2.889        2.650
                                                              -------     -------      -------
Total from investment operations .........................     (1.556)      2.995        2.730
                                                              -------     -------      -------

Less dividends and distributions:
Dividends from net investment income .....................     (0.090)     (0.080)        none
Distributions from net realized gain on investments ......     (0.174)     (0.205)        none
                                                              -------     -------      -------
Total dividends and distributions ........................     (0.264)     (0.285)        none
                                                              -------     -------      -------

Net asset value, end of period ...........................    $13.620     $15.440      $12.730
                                                              =======     =======      =======

Total return .............................................    (10.13%)     24.05%       27.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................    $77,929     $68,714      $16,653
Ratio of expenses to average net assets ..................      0.75%       0.66%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expense paid indirectly ................      0.75%       0.66%        0.91%
Ratio of net investment income to average net assets            0.90%       1.30%        2.01%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid undirectly ....      0.90%       1.30%        1.90%
Portfolio turnover .......................................       101%         34%          80%

------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                                         Devon-6

Delaware Group Premium Fund-Devon Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Devon Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,933 for the year ended December 31, 1999. The Fund may receive earnings credit from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $7,337 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at following rates: 0.65% of the first $500 million of average daily net assets of the series, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.60% of the average daily net assets of the Series.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2000. No reimbursement was due for the year ended December 31, 1999.

                                                                         Devon-7

Devon Series
Notes to Financial Statements (Continued)

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                            Dividend disbursing             Other
   Investment                  transfer agent,             expenses
   management                 accounting fees              payable
  fee payable to            and other expenses             to DMC
     DMC                      payable to DSC            and affiliates
  --------------           -------------------          --------------
   $42,958                         $554                    $7,172

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ....................................    $100,993,178
   Sales ........................................     $77,870,585

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate              Aggregate
     Cost of           unrealized            unrealized          Net unrealized
   investments       appreciation           depreciation          appreciation
   -----------       ------------           ------------         --------------
   $76,944,304         $6,050,325           ($4,765,087)           $1,285,238

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                                     Year of
                                   Expiration
                                      2007
                                   ----------
                                   $2,345,618

4. Capital Shares
Transactions in capital shares were as follows:

                                                               Shares issued upon
                                                          reinvestment of distributions
                                                              from net investment
                                                            income and net realized         Shares              Net
                                              Shares sold      gain on investments       repurchased          increase
                                              -----------  ---------------------------   -----------          ---------
   Year ended December 31, 1999 ............   2,647,758            102,267              (1,478,955)          1,271,070
   Year ended December 31, 1998 ............   3,519,429             31,229                (407,718)          3,142,940

5. Line of Credit
The Series has a committed line of credit for $3,100,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

      (A)*                    (B)*
   Long-Term               Ordinary            (C)
   Capital Gains            Income            Total                (D)**
   Distributions        Distributions      Distribution         Qualifying
   (Tax Basis)           (Tax Basis)        (Tax Basis)        Dividends(1)
   -------------        -------------      ------------        ------------
      14%                     86%              100%               100%

-----------
  * Items (A) and (B) are based on a percentage of the Series' total distributions.
 ** Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                         Devon-8

Delaware Group Premium Fund-Devon Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Devon Series

We have audited the accompanying statement of net assets of Devon Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Devon Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.



                                                    /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 4, 2000

                                                                         Devon-9

FOR INTERNATIONAL DIVERSIFICATION

Emerging Markets Series

Investment Strategy and Performance in 1999
   Emerging market investors saw substantial improvement during 1999. Emerging Markets Series returned 48.28% (capital change plus reinvestment of distributions). Although the Series performed well in absolute terms, it fell short of its benchmark, the Morgan Stanley Emerging Markets Free Index, which had a 64.39% return for the period. We attribute this to the underperformance of value stocks relative to growth stocks, and of smaller companies relative to larger companies. The Series is strongly focused on value stocks and somewhat biased towards smaller companies, so performance was hit on both counts. We believe this situation may be corrected in due course if there is widespread perception that the worst of the global recession is over and that worldwide economies are recovering.

Portfolio Snapshot
   Because of the higher degree of risk associated with investing in emerging markets, the Series maintains a diversified portfolio that includes 73 different stocks from numerous emerging market countries as of the end of the fiscal year. We believe this broad diversification can help reduce investment risk over the long term, but it did limit the Series' total investment returns in fiscal 1999.
   At year end, the largest percentage of the Series' assets was invested in Brazil. Brazil's market made remarkable progress throughout fiscal 1999 after the devaluation of the nation's currency on January 21, 1999. The currency devaluation slowed the outflow of international capital, lowered interest rates and improved investor confidence.
   Although South Korea's market performed well over the past fiscal year, we chose to invest less heavily in this country than our benchmark, the Morgan Stanley Emerging Markets Free Index. While the South Korean government has promoted strong measures to turn its economy around, many companies in South Korea are still borrowing heavily and expanding into unprofitable markets. Our underweighting limited the Series' returns in fiscal 1999.

Investment Outlook
   It appears that many emerging markets have begun to turn the corner. As emerging nations continue to work with the International Monetary Fund to implement economic reforms, we expect long-term benefits for emerging market investors.
   In the Pacific Rim, we will remain focused on companies with strong balance sheets from countries where both the government and businesses are committed to economic reform. We will also continue to allocate a substantial portion of the Series' assets to Brazil where many companies still appear very inexpensive to us. Most of these companies maintain healthy balance sheets and we believe are positioned for growth in the coming year.

-------------------------------------------------------------------------------
Emerging Markets Series Investment Objective
Seeks long-term capital appreciation. It seeks to achieve this objective by investing primarily in the stocks of companies located or operating in emerging market countries.
-------------------------------------------------------------------------------

                                                              Emerging Markets-1

Growth of a
$10,000 Investment
May 1, 1997 to
December 31, 1999


                            Emerging Markets Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime              -4.31%
                          One Year             +48.28%

                      For periods ending December 31, 1999

                                Emerging Markets        MSCI Emerging Market
                                   Series                    Free Index
05/01/1997                        $10,000.00                  $10,000
06/30/1997                        $10,840.00                  $10,837
09/30/1997                        $10,610.00                   $9,865
12/31/1997                         $8,880.00                   $8,137
03/31/1998                         $9,556.04                   $8,641
06/30/1998                         $7,430.18                   $6,602
09/30/1998                         $5,851.27                   $5,149
12/31/1998                         $5,995.75                   $6,075
03/31/1999                          6,212.57                   $6,830
06/30/1999                         $7,588.44                   $8,497
09/30/1999                          7,228.60                   $8,059
12/31/1999                         $8,890.22                  $10,109

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Emerging Markets Series and the Morgan Stanley Emerging Markets Free Index for the period from the Series' inception on May 1, 1997 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Emerging Markets-2

Delaware Group Premium Fund-Emerging Markets Series
Statement of Net Assets
December 31, 1999

                                                         Number        Market
                                                       of Shares       Value
                                                                     (U.S. $)
 COMMON STOCK-81.50%
 ARGENTINA-1.64%
 Central Puerto Class B ..........................       64,838    $  105,053
 Transportadora de Gas del Sur Class B ...........       60,600       113,945
                                                                   ----------
                                                                      218,998
                                                                   ----------
 BRAZIL-18.28%
 Aracruz Celulose ADR ............................        8,100       212,625
 Centrais Eletricas de Santa Catarina ............      198,000        94,260
 Centrais Eletricas
   de Santa Catarina GDR .........................          600        28,770
 Companhia Energetica de Minas Gerais ............    2,700,000        60,531
 Companhia Energetica de Minas
   Gerais ADR ....................................        3,937        88,903
 Companhia Paranaense de
   Energia Copel ADR .............................       26,276       244,695
 Elevadores Atlas Schindler ......................        7,500        95,488
 GERDAU METALURGICA ..............................    8,000,000       385,275
 PETROLEO BRASILEIRO .............................    1,247,127       317,563
 Renner Participacoes ............................      870,000         1,950
*Rossi Residential ...............................        8,100        14,001
 Telecomunicacoes de Minas Gerais ................    4,820,000       186,503
 TELECOMUNICACOES DO PARANA ......................      900,000       293,934
 UNIAO DE BANCOS BRASILEIROS .....................   10,454,560       283,457
 Usinas Siderurgicas de Minas Gerais .............       20,500       111,209
 Usinas Siderurgicas de Minas
   Gerais ADR ....................................        1,400         7,650
 Usinas Siderurgicas de Minas
   Gerais ADR ....................................        2,334        12,753
                                                                   ----------
                                                                    2,439,567
                                                                   ----------
 CHILE-2.44%
 A.F.P. Provida ADR ..............................       10,023       215,495
 Empresa Nacional Electricidad ADR ...............        7,800       110,662
                                                                   ----------
                                                                      326,157
                                                                   ----------
 CROATIA-0.86%
 Zagrebacka Banka GDR ............................        9,540       114,480
                                                                   ----------
                                                                      114,480
                                                                   ----------
 EGYPT-0.57%
 Paints & Chemical Industries GDR ................       15,825        76,356
                                                                   ----------
                                                                       76,356
                                                                   ----------
 ESTONIA-1.36%
 Eesti Telekom GDR ...............................        5,264       108,438
 Eesti Uhispank GDR ..............................       15,554        72,715
                                                                   ----------
                                                                      181,153
                                                                   ----------
 HONG KONG-4.36%
 First Tractor ...................................      555,000        78,536
 Guangdong Kelon Electric Holding ................      198,000       150,280
 Guangshen Railway ...............................      774,000        86,625
 Hengan International Group ......................      376,000       103,994
 Shenzhen Expressway .............................    1,029,300       162,866
                                                                   ----------
                                                                      582,301
                                                                   ----------
 HUNGARY-4.07%
 Gedeon Richter GDR ..............................        4,000       262,000
 MATAV ADR .......................................        7,803       280,908
                                                                   ----------
                                                                      542,908
                                                                   ----------
----------
Top 10 stock holdings, representing 22.7% of net assets, are printed in bold.

                                                         Number        Market
                                                       of Shares       Value
                                                                     (U.S. $)
 COMMON STOCK (Continued)
 INDIA-10.10%
*Gas Authority of India GDR ......................       17,059    $  157,796
*ICICI ADR .......................................        8,838       122,627
*INDIA FUND ......................................       21,000       351,750
 Larsen & Toubro GDR .............................          449        15,042
 Larsen & Toubro GDR .............................        8,001       268,034
 Mahanagar Telephone Nigam GDR ...................       13,700       155,495
 VIDESH SANCHAR NIGAM GDR ........................       11,185       277,388
                                                                   ----------
                                                                    1,348,132
                                                                   ----------
 INDONESIA-0.11%
*United Tractors .................................       15,500        15,306
                                                                   ----------
                                                                       15,306
                                                                   ----------
 ISRAEL-3.73%
 Bank Hapoalim ...................................       73,200       227,979
 ECI TELECOMMUNICATIONS ..........................        8,517       269,350
                                                                   ----------
                                                                      497,329
                                                                   ----------
 MALAYSIA-5.15%
*Leader Universal Holdings .......................      359,000       115,256
 Petronas Dagangan ...............................      163,000       184,445
 Public Finance ..................................       17,000        19,326
 Resorts World ...................................       84,000       240,944
 Sime Darby ......................................      100,000       126,840
                                                                   ----------
                                                                      686,811
                                                                   ----------
 MEXICO-4.67%
*Alfa Class A ....................................       34,800       162,706
 CEMEX CLASS B ...................................       52,749       292,834
*Grupo Minsa ADR .................................        2,400        12,450
*Grupo Minsa Class C .............................      103,096        53,316
 Vitro ADR .......................................       18,600       102,300
                                                                   ----------
                                                                      623,606
                                                                   ----------
 PERU-2.41%
 Banco de Credito del Peru ADR ...................       64,101        45,493
 CreditCorp ......................................        9,100       109,200
 Telefonica del Peru ADR .........................       12,500       167,188
                                                                   ----------
                                                                      321,881
                                                                   ----------
 RUSSIA-2.52%
 Gazprom ADR .....................................        1,900        16,103
 Gazprom ADR .....................................        5,400        45,765
 Lukoil ADR ......................................        4,800       249,600
 Mosenergo ADR ...................................        5,700        25,080
                                                                   ----------
                                                                      336,548
                                                                   ----------
 SOUTH AFRICA-9.25%
 ABSA Group ......................................       53,779       241,154
 Iscor ...........................................       69,900       264,609
 SANLAM LIMITED ..................................      196,700       274,837
 Sappi ...........................................       21,500       212,380
 Sasol ...........................................       29,500       242,039
                                                                   ----------
                                                                    1,235,019
                                                                   ----------
 SOUTH KOREA-2.40%
 Pohang Iron & Steel .............................          500        61,922
 Pohang Iron & Steel ADR .........................        7,380       258,300
                                                                   ----------
                                                                      320,222
                                                                   ----------
 TAIWAN-1.90%
 Yageo ...........................................       28,000       160,300
 Yageo GDR .......................................       16,384        93,796
                                                                   ----------
                                                                      254,096
                                                                   ----------

                                                              Emerging Markets-3

Emerging Markets Series
Statement of Net Assets (Continued)
                                                         Number        Market
                                                       of Shares       Value
                                                                     (U.S. $)
 COMMON STOCK (Continued)
 THAILAND-4.14%
*Bangkok Bank                                           101,700    $  256,511
*Hana Microelectronics                                   48,300       230,824
 Thai Reinsurance                                        60,000        65,313
                                                                   ----------
                                                                      552,648
                                                                   ----------
 TURKEY-1.54%
*Efes Sinai Yatirim ADR                                  32,150        49,029
*Efes Sinai Yatirim Holding Class B                  10,228,660       156,212
                                                                   ----------
                                                                      205,241
                                                                   ----------
 Total Common Stock
  (cost $10,671,706)                                               10,878,759
                                                                   ----------

                                                        Principal
                                                         Amount
REPURCHASE AGREEMENTS-7.59%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $286,000
   U.S. Treasury Notes 4.75%
   due 2/15/04, market value
   $274,915) .....................................     $269,000       269,000

                                                       Principal       Market
                                                        Amount          Value
                                                                      (U.S. $)
REPURCHASE AGREEMENTS (Continued)
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $109,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $111,320 and $106,000
   U.S. Treasury Notes 6.625%
   due 4/30/02, market value
   $108,498 and $106,000
   U.S. Treasury Notes
   6.25% due 06/30/02,
   market value $106,118) ........................   $  319,000    $  319,000
With PaineWebber 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $109,000
   U.S. Treasury Notes 5.625%
   due 11/30/00, market value
   $109,517 and $106,000 U.S.
   Treasury Notes 5.375%
   due 2/15/01, market value $107,765) ...........      213,000       213,000
With Prudential Securities 2.75%
   1/3/00 (dated 12/31/99,
   collateralized by $222,000
   U.S. Treasury Bills
   due 5/18/00, market value $217,321) ...........      213,000       213,000
                                                                  -----------
Total Repurchase Agreements
   (cost $1,014,000)                                                1,014,000
                                                                  -----------
TOTAL MARKET VAUE OF SECURITIES-89.09% (cost $11,685,706) ....... $11,892,759

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-10.91% ..........   1,456,084
                                                                  -----------
NET ASSETS APPLICABLE TO 1,588,942 SHARES OUTSTANDING;
   EQUIVALENT TO $8.40 PER SHARE-100.00% ........................ $13,348,843
                                                                  ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization - no par)  $13,318,257
Undistributed net investment income** ...........................     112,645
Accumulated net realized loss on investments ....................    (286,609)
Net unrealized appreciation of investments and foreign currencies     204,550
                                                                  -----------
Total net assets ................................................ $13,348,843
                                                                  ===========
------
 *Non-income producing security for the year ended December 31, 1999. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR-American Depository Receipt
GDR-Global Depository Receipt

                             See accompanying notes

                                                             Emerging Markets-4

Delaware Group Premium Fund-
Emerging Markets Series
Statement of Assets and Liabilities
December 31, 1999

Assets
Investments at market (cost $11,685,706) .........    $11,892,759
Cash and foreign currencies ......................      1,458,523
Dividends and interest receivable ................         23,948
Subscriptions receivable .........................          2,812
                                                      -----------
   Total assets                                                   $13,378,042
                                                                  -----------
Liabilities
Liquidations payable .............................         20,995
Other accounts payable
   and accrued expenses ..........................          8,204
                                                      -----------
   Total liabilities .............................                     29,199
                                                                  -----------
TOTAL NET ASSETS .................................                $13,348,843
                                                                  ===========
                             See accompanying notes

Delaware Group Premium Fund-
Emerging Markets Series
Statement of Operations
Year ended December 31, 1999

INVESTMENT INCOME:
Dividends .......................................................   $ 207,803
Interest ........................................................      63,824
Foreign tax withheld ............................................      (8,716)
                                                                   ----------
                                                                      262,911
                                                                   ----------
EXPENSES:
Management fees .................................................      98,475
Custodian fees ..................................................       6,666
Professional fees ...............................................       1,230
Registration fees ...............................................       1,310
Dividend disbursing and transfer agent fees and expenses ........         260
Accounting and administration ...................................       3,054
Reports and statements to shareholders ..........................       6,218
Taxes (other than taxes on income) ..............................         903
Trustee's fees ..................................................         344
Other ...........................................................       2,275
                                                                   ----------
                                                                      120,735
Less expenses absorbed or waived ................................      (4,789)
Less expenses paid indirectly ...................................        (869)
                                                                   ----------
Total expenses ..................................................     115,077
                                                                   ----------
NET INVESTMENT INCOME ...........................................     147,834
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments .....................................................     (59,009)
Foreign currencies ..............................................     (19,505)
                                                                   ----------
Net realized loss ...............................................     (78,514)
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies ........................   3,389,812
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCIES ........................   3,311,298
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $3,459,132
                                                                   ==========

                             See accompanying notes

Delaware Group Premium Fund-
Emerging Markets Series
Statements of Changes In Net Assets
                                                       Year Ended   Year Ended
                                                        12/31/99     12/31/98
                                                       ----------   ----------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ............................       $147,834    $134,046
Net realized loss on investments
   and foreign currencies ........................        (78,514)   (246,532)
Net change in unrealized appreciation /
   depreciation of investments
   and foreign currencies ........................      3,389,812  (2,161,591)
                                                      ----------- -----------
Net increase (decrease) in net assets
   resulting from operations .....................      3,459,132  (2,274,077)
                                                      ----------- -----------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income ............................       (127,668)    (19,005)
Net realized gain on investments .................              -    (139,368)
                                                      ----------- -----------
                                                         (127,668)   (158,373)
                                                      ----------- -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................      7,257,077   2,966,309
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ...........................        127,668     158,373
                                                      ----------- -----------
                                                        7,384,745   3,124,682
Cost of shares repurchased .......................     (2,723,434) (1,111,948)
                                                      ----------- -----------
Increase in net assets derived from capital
   share transactions ............................      4,661,311   2,012,734
                                                      ----------- -----------

NET INCREASE (DECREASE)
   IN NET ASSETS .................................      7,992,775    (419,716)
                                                      ----------- -----------

NET ASSETS:
Beginning of year ................................      5,356,068   5,775,784
                                                      ----------- -----------
End of year ......................................    $13,348,843  $5,356,068
                                                      ===========  ==========

                             See accompanying notes

                                                              Emerging Markets-5

Delaware Group Premium Fund - Emerging Markets Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                    Year Ended         5/1/97(1)
                                                                   December 31,           to
                                                                1999        1998       12/31/97
                                                              ----------------------------------
Net asset value, beginning of period .......................   $5.810      $8.880      $10.000

Income (loss) from investment operations:
Net investment income(2) ...................................    0.126       0.171        0.060
Net realized and unrealized gain (loss)
   on investments and foreign currencies ...................    2.597      (2.991)      (1.180)
                                                               ------      ------       ------
Total from investment operations ...........................    2.723      (2.820)      (1.120)
                                                               ------      ------       ------
Less dividends and distributions:
Dividends from net investment income .......................   (0.133)     (0.030)        none
Distributions from net realized gain on investments ........     none      (0.220)        none
                                                               ------      ------       ------
Total dividends and distributions ..........................   (0.133)     (0.250)        none
                                                               ------      ------       ------
Net asset value, end of period .............................   $8.400      $5.810       $8.880
                                                               ======      ======       ======

Total return ...............................................   48.28%     (32.48%)     (11.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ....................  $13,349      $5,356       $5,776
Ratio of expenses to average net assets ....................    1.47%       1.50%        1.50%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly     1.53%       1.67%        2.45%
Ratio of net investment income to average net assets .......    1.88%       2.34%        0.89%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ......    1.82%       2.17%       (0.06%)
Portfolio turnover .........................................      20%         38%          48%

---------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.

                             See accompanying notes


                                                             Emerging Markets-6

Delaware Group Premium Fund-Emerging Markets Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Emerging Markets Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the Statement of Operations that result from fluctuations in foreign currency exchange rates. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $181 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $688 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 1.25% of the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1,500 million and 1.10% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 1.25% on the average daily net assets of the Series.

DIAL has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.50% of average daily net assets of the Series through April 30, 2000.

                                                              Emerging Markets-7

Emerging Markets Series
Notes to Financial Statements (Continued)

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                          Dividend disbursing                   Other
   Investment               transfer agent,                    expenses
   management               accounting fees                    payable
 fee payable to            and other expenses                   to DMC
     DIAL                    payable to DSC                 and affiliates
 --------------           --------------------              --------------
   $12,306                       $764                           $1,218

Certain officers of DMC, DSC and DIAL are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the period ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ........................  $4,276,177
   Sales ............................  $1,316,456

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                      Aggregate            Aggregate
     Cost of         unrealized           unrealized          Net unrealized
   investments      appreciation         depreciation          appreciation
   -----------      ------------         ------------         --------------
   $11,686,250       $1,785,089          ($1,578,580)           $206,509

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                         Year of
                       Expiration
                  2006           2007          Total
                --------       -------        --------
                $227,600       $58,465        $286,065

4. Capital Shares
Transactions in capital shares were as follows:

                                                                   Shares issued upon
                                                              reinvestment of distributions
                                                                   from net investment
                                                                 income and net realized          Shares          Net
                                             Shares sold           gain on investments          repurchased     increase
                                             -----------      -----------------------------     -----------     --------
Year ended December 31, 1999: ..........      1,036,898                   24,552                 (394,563)      666,887
Year ended December 31, 1998: ..........        405,355                   20,252                 (153,929)      271,678

5. Line of Credit
The Series has a committed line of credit for $500,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                             Emerging Markets-8

Emerging Markets Series
Notes to Financial Statements (Continued)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding at December 31, 1999.

7. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

        (A)*                (B)*
     Long-Term            Ordinary           (C)
   Capital Gains           Income           Total           (D)**
   Distributions        Distributions    Distribution     Qualifying
   (Tax Basis)           (Tax Basis)     (Tax Basis)     Dividends(1)
   -------------        -------------    ------------    ------------
        -                   100%             100%             -

------------
   *Items (A) and (B) are based on a percentage of the Series' total distributions.
  **Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                             Emerging Markets-9

Delaware Group Premium Fund-Emerging Markets Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Emerging Markets Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of Emerging Markets Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000

                                                            Emerging Markets-10

FOR INTERNATIONAL DIVERSIFICATION

Global Bond Series

Investment Strategy and Performance in 1999
   Global bond markets took second billing to global equity markets in fiscal 1999. The Global Bond Series had a total return of -3.60% (capital change plus reinvestment of dividends) for the year ended December 31, 1999. Despite its disappointing return, the Series outperformed its benchmark Salomon Smith Barney World Government Bond Index, which had a -4.27% return for the same period.
   Global Bond Series seeks to provide a steady stream of current income while preserving capital by investing in both U.S. and foreign government and corporate bonds. The credit quality of the Series' holdings is a top priority. As of December 31, 1999, all of the bonds in the portfolio are rated "A" or better by Standard & Poor's or Moody's Investor Service.
   We generally look for bonds with an average maturity of between five and 10 years. We believe this allows the Series to earn an attractive level of income without increasing the risk to principal from fluctuating interest rates.


Portfolio Snapshot
   During much of the year, we had sizable investments in Australia, Canada and New Zealand, as we viewed currencies in these countries as extremely undervalued relative to the U.S. dollar. The Series benefited over the past fiscal year as currencies in these countries strengthened. We have, however, begun to reduce our exposure in these countries in favor of the better values we believe to be now available in Europe.
   We increased our exposure to the U.S. bond market over the year to stand at the current 15%, as yields rose in the U.S. faster than in many other countries and began to offer more value. However, this exposure remains substantially below the Index weight, as we believe there is yet better value elsewhere in the world. Additionally, over 5% of the Series' U.S. bond holdings is invested in U.S. Treasury Inflation Protection Securities (TIPS), which, in our opinion, offer a very high guaranteed real (above inflation) yield.
   Some 5% of the portfolio is invested in South African bonds which, in our opinion, offer a high yield, with very good longer term prospects.


Investment Outlook
   We believe that inflation could begin to increase in both the U.S. and abroad. We plan to maintain a somewhat conservative position for the Series in the coming months. We will probably keep the Series' average effective duration shorter than the Salomon Smith Barney World Government Bond Index in order to preserve capital if yields rise and prices fall. As of December 31, 1999, the Series' average effective duration was 5 years.
   We will also continue to maintain a portion of the portfolio in foreign bonds. We believe that a portfolio consisting of both U.S. bonds and foreign bonds helps reduce investment risk and increase opportunity for high current income and capital appreciation.


--------------------------------------------------------------------------------
Global Bond Series Investment Objective
To seek current income consistent with the preservation of principal. It attempts to achieve this objective by investing primarily in fixed income securities from at least three different countries, one of which may be the United States that may also provide the potential for capital appreciation.
--------------------------------------------------------------------------------


                                                                   Global Bond-1

                               Global Bond Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime              +4.43%
                          One Year              -3.60%

                      For periods ending December 31, 1999


Growth of a $10,000 Investment
May 2, 1996 to
December 31, 1999




                                                     Salomon Smith Barney
                             Global Bond               World Government
                                Series                     Bond Index
                             -----------             --------------------
    05/02/1996               $10,000.00                     $10,000
    09/30/1996               $10,673.01                     $10,357
    12/31/1996               $11,179.20                     $10,603
    03/31/1997               $10,835.83                     $10,165
    06/30/1997               $11,151.36                     $10,472
    09/30/1997               $11,374.73                     $10,606
    12/31/1997               $11,277.53                     $10,629
    03/31/1998               $11,382.75                     $10,712
    06/30/1998               $11,371.68                     $10,925
    09/30/1998               $11,854.40                     $11,834
    12/31/1998               $12,159.71                     $12,254
    03/31/1999               $12,065.33                     $11,781
    06/30/1999               $11,959.93                     $11,370
    09/30/1999               $11,984.55                     $11,895
    12/31/1999               $11,722.41                     $11,736

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Global Bond Series and the Salomon Smith Barney World Government Bond Index for the period from the Series' inception on May 2, 1996 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                   Global Bond-2

Delaware Group Premium Fund-Global Bond Series
Statement of Net Assets
December 31, 1999

                                                                    Principal      Market
                                                                     Amount*       Value
                                                                                  (U.S. $)
BONDS-96.47%
Australia-5.11%
New South Wales Treasury 6.50% 5/1/06 .....................    A$   1,300,000 $    824,053
Queensland Treasury Global
   8.00% 8/14/01 ..........................................           310,000      209,376
                                                                              ------------
                                                                                 1,033,429
                                                                              ------------
Austria-1.41%
Republic of Austria 7.25% 5/3/07 ..........................   Dem     500,000      284,555
                                                                              ------------
                                                                                   284,555
                                                                              ------------
Canada-5.63%
Government of Canada
   7.50% 3/1/01 ...........................................    C$     350,000      247,743
   10.25% 3/15/14 .........................................           300,000      283,714
Ontario Hydro
   5.60% 6/2/08 ...........................................           600,000      390,306
   10.00% 3/19/01 .........................................           300,000      218,177
                                                                              ------------
                                                                                 1,139,940
                                                                              ------------
Germany-12.15%
Deutschland Republic
   6.00% 7/4/07 ...........................................    Eu     660,000      694,481
   6.25% 1/4/24 ...........................................           900,000      939,773
Depfa Pfandbriefbank 5.625% 2/7/03 ........................           802,258      825,358
                                                                              ------------
                                                                                 2,459,612
                                                                              ------------
Italy-2.31%
Republic of Italy 5.00% 11/20/03 ..........................     $     500,000      467,650
                                                                              ------------
                                                                                   467,650
                                                                              ------------
Japan-3.42%
Export-Import Bank of Japan
   7.75% 10/8/02 ..........................................    C$     160,000      114,937
Japan Highway Public Corporation
   7.875% 9/27/02 .........................................           800,000      576,540
                                                                              ------------
                                                                                   691,477
                                                                              ------------
Korea-0.47%
Korea Electric Power 6.375% 12/1/03 .......................     $     100,000       94,760
                                                                              ------------
                                                                                    94,760
                                                                              ------------
Netherlands-10.80%
Baden Wurt L - Finance 6.625% 8/20/03 .....................   Dem     700,000      378,980
DSL Finance
   5.75% 3/19/09 ..........................................           400,000      204,982
   6.00% 2/21/06 ..........................................         1,400,000      741,030
Netherlands Government 5.75% 2/15/07 ......................    Eu     829,000      859,377
                                                                              ------------
                                                                                 2,184,369
                                                                              ------------
New Zealand-13.36%
New Zealand Government
   6.00% 11/15/11 .........................................   NZ$   1,300,000      607,365
   7.00% 7/15/09 ..........................................           200,000      102,439
   8.00% 4/15/04 ..........................................         1,050,000      567,300
   8.00% 11/15/06 .........................................         1,900,000    1,035,478
   10.00% 3/15/02 .........................................           700,000      390,584
                                                                              ------------
                                                                                 2,703,166
                                                                              ------------

                                                                    Principal      Market
                                                                     Amount*       Value
                                                                                  (U.S. $)
BONDS (Continued)
Norway-0.72%
Kingdom of Norway 8.375% 1/27/03 ..........................    C$     200,000      146,359
                                                                               -----------
                                                                                   146,359
                                                                               -----------
Portugal-4.66%
Portugese Government 5.375% 6/23/08 .......................    Eu     950,000      942,742
                                                                               -----------
                                                                                   942,742
                                                                               -----------
South Africa-4.76%
Republic of South Africa
   12.50% 1/15/02 .........................................    Sa   3,500,000      571,009
   13.00% 8/31/10 .........................................         2,500,000      391,080
                                                                               -----------
                                                                                   962,089
                                                                               -----------
Spain-4.85%
Spanish Government 5.15% 7/30/09 ..........................    Eu   1,000,000      980,580
                                                                               -----------
                                                                                   980,580
                                                                               -----------
Supranational-3.85%
International Bank Reconstruction &
   Development
   5.25% 1/12/09 ..........................................     $     500,000      439,203
   5.50% 4/15/04 ..........................................   NZ$     700,000      339,599
                                                                               -----------
                                                                                   778,802
                                                                               -----------
Sweden-3.76%
Swedish Export Credit 6.50% 6/5/01 ........................    Sk     500,000       59,956
Swedish Government
   8.00% 8/15/07 ..........................................         2,200,000      295,211
   9.00% 4/20/09 ..........................................         2,800,000      405,524
                                                                               -----------
                                                                                   760,691
                                                                               -----------
United Kingdom-4.06%
Halifax 5.625% 7/23/07 ....................................   Dem   1,600,000      820,627
                                                                               -----------
                                                                                   820,627
                                                                               -----------
United States-15.15%
Federal National Mortgage Association
   5.75% 9/5/00 ...........................................    A$     700,000      460,567
KFW International Finance
   6.50% 12/28/01 .........................................    C$      60,000       41,831
U.S. Treasury Inflation Index Notes
   3.375% 1/15/07 .........................................     $     635,844      599,359
   3.625% 1/15/08 .........................................           519,640      495,001
U.S. Treasury Notes
   5.75% 8/15/03 ..........................................           800,000      783,883
   6.25% 2/15/07 ..........................................           500,000      492,365
   6.375% 8/15/27 .........................................           200,000      192,094
                                                                               -----------
                                                                                 3,065,100
                                                                               -----------
Total Bonds (cost $21,013,345) ............................                     19,515,948
                                                                               -----------

                                                                   Global Bond-3

Global Bond Series
Statement of Net Assets (Continued)

                                                          Principal    Market
                                                           Amount*     Value
                                                                      (U.S. $)
REPURCHASE AGREEMENTS-0.89%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $51,000 U.S.
   Treasury Notes 4.75% due
   2/15/04, market value $49,073) .....................   $48,000      $48,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $20,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $19,871 and $19,000 U.S.
   Treasury Notes 6.625% due
   4/30/02, market value $19,367
   and $19,000 U.S. Treasury
   Notes 6.25% due 6/30/02,
   market value $18,942) ..............................    57,000       57,000
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized
   by $20,000 U.S. Treasury Notes
   5.625% due 11/30/00, market
   value $19,549 and $19,000
   U.S.Treasury Notes 5.375%
   due 2/15/01, market
   value $19,236) .....................................    38,000       38,000
With Prudential Securities 2.75%
   1/3/00 (dated 12/31/99, collateralized
   by $40,000 U.S. Treasury Bills
   due 5/18/00, market value $38,792) .................    38,000       38,000
                                                                     ---------
Total Repurchase Agreements
   (cost $181,000) ....................................                181,000
                                                                     ---------

TOTAL MARKET VALUE OF SECURITIES-97.36% (cost $21,194,345) ....... $19,696,948

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.64% ............     533,908
                                                                   -----------
NET ASSETS APPLICABLE TO 2,079,876 SHARES OUTSTANDING;
   EQUIVALENT TO $9.73 PER SHARE-100.00% ......................... $20,230,856
                                                                   ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) ... $21,773,953
Undistributed net investment income** ............................     142,390
Accumulated net realized loss on investments .....................    (175,022)
Net unrealized depreciation of investments and foreign currencies.  (1,510,465)
                                                                   -----------
Total net assets ................................................. $20,230,856
                                                                   ===========
------------------
* Principal amount is stated in the currency in which each bond is denominated. A$ - Australian Dollars
  C$ - Canadian Dollars
  Dem - German Deutsche Marks
  Eu - European Monetary Units
  NZ$ - New Zealand Dollars
  Sa - South African Rand
  Sk - Swedish Kroner
  $ - U. S. Dollars

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes


                                                                   Global Bond-4

Delaware Group Premium Fund-Global Bond Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Interest .........................................................   $1,411,902
                                                                     ----------
EXPENSES:
Management fees ..................................................      163,185
Accounting and administration ....................................        8,620
Custodian fees ...................................................        3,410
Professional fees ................................................          550
Reports and statements to shareholders ...........................          550
Registration fees ................................................          550
Taxes (other than taxes on income) ...............................          210
Dividend disbursing and transfer agent
   fees and expenses .............................................           50
Trustees' fees ...................................................          579
Other ............................................................        6,898
                                                                     ----------
                                                                        184,602

Less expenses paid indirectly ....................................         (710)
                                                                     ----------
Total expenses ...................................................      183,892
                                                                     ----------
NET INVESTMENT INCOME ............................................    1,228,010
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments ......................................................     (164,814)
Foreign currencies ...............................................     (314,634)
                                                                     ----------
Net realized loss ................................................     (479,448)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies ............   (1,541,203)
                                                                     ----------

NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES ............................   (2,020,651)
                                                                     ----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................................    ($792,641)
                                                                      =========

                             See accompanying notes

Delaware Group Premium Fund-Global Bond Series
Statements of Changes in Net Assets

                                                       Year Ended   Year Ended
                                                        12/31/99     12/31/98
                                                       ----------   ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ..............................  $ 1,228,010   $ 1,103,809
Net realized gain (loss) on investments
   and foreign currencies ..........................     (479,448)       47,334
Net change in unrealized appreciation /
   depreciation on investments and
   foreign currencies ..............................   (1,541,203)      309,368
                                                      -----------   -----------
Net increase (decrease) in net assets
   resulting from operations .......................     (792,641)    1,460,511
                                                      -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................   (1,084,242)   (1,059,148)
Net realized gain on investments ...................     (128,140)      (16,415)
                                                      -----------   -----------
                                                       (1,212,382)   (1,075,563)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................    4,466,372     6,858,379
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments ....................    1,212,382     1,075,563
                                                      -----------   -----------
                                                        5,678,754     7,933,942
Cost of shares repurchased .........................   (5,154,045)   (3,483,316)
                                                      -----------   -----------
Increase in net assets derived from
   capital share transactions ......................      524,709     4,450,626
                                                      -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ...................................   (1,480,314)    4,835,574
                                                      -----------   -----------

NET ASSETS:
Beginning of year ..................................   21,711,170    16,875,596
                                                      -----------   -----------
End of year ........................................  $20,230,856   $21,711,170
                                                      ===========   ===========


                             See accompanying notes

                                                                   Global Bond-5

Delaware Group Premium Fund-Global Bond Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                                   5/2/96(1)
                                                                    Year Ended December 31,           to
                                                                1999       1998         1997       12/31/96
                                                              ----------------------------------------------
Net asset value, beginning of period ......................   $10.680     $10.500      $10.960     $10.000

Income (loss) from investment operations:
Net investment income(2) ..................................     0.576       0.608        0.636       0.339
Net realized and unrealized gain (loss)
   on investments and foreign currencies ..................    (0.950)      0.182       (0.551)      0.831
                                                             --------    --------     --------     -------
Total from investment operations ..........................    (0.374)      0.790        0.085       1.170
                                                             --------    --------     --------     -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.514)     (0.600)      (0.460)     (0.210)
Distributions from net realized gain
   on investments .........................................    (0.062)     (0.010)      (0.085)       none
                                                             --------    --------     --------     -------
Total dividends and distributions .........................    (0.576)     (0.610)      (0.545)     (0.210)
                                                             --------    --------     --------     -------

Net asset value, end of period ............................  $  9.730     $10.680      $10.500     $10.960
                                                             ========     =======      =======     =======
Total return ..............................................    (3.60%)      7.82%        0.88%      11.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................  $ 20,231     $21,711      $16,876      $9,471
Ratio of expenses to average net assets ...................     0.85%       0.83%        0.80%       0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................     0.85%       0.92%        1.08%       1.19%
Ratio of net investment income to average net assets ......     5.64%       5.83%        6.03%       6.51%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly .....     5.64%       5.74%        5.75%       6.12%
Portfolio turnover ........................................      100%         79%          97%         56%

------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.

                             See accompanying notes

                                                                   Global Bond-6

Delaware Group Premium Fund-Global Bond Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Global Bond Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Withholding taxes on foreign interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Series will make distributions from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $500 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $210 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over of $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999 the management fee was calculated at the rate of 0.75% on the average daily net assets of the Series.


                                                                   Global Bond-7

Delaware Group Premium Fund-Global Bond Series
Notes to Financial Statements (Continued)

DIAL has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000. No reimbursement was due for the year ended December 31, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                             Dividend disbursing
             Investment        transfer agent,
             management        accounting fees          Other expenses
           fee payable to     and other expenses        payable to DMC
                DIAL            payable to DSC          and affiliates
           --------------    --------------------       --------------
              $12,960                $457                   $1,848

Certain officers of DMC, DSC and DIAL are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ..................          $18,019,208
   Sales ......................          $18,000,743

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate         Aggregate
            Cost of       unrealized         unrealized       Net unrealized
          investments    appreciation       depreciation       depreciation
          -----------    ------------       ------------      --------------
          $21,226,211      $35,411          ($1,564,674)       ($1,529,263)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                                     Year of
                                   Expiration
                                      2007
                                   -----------
                                    $147,409

4. Capital Shares
Transactions in capital shares were as follows:

                                                                   Shares issued upon
                                                              reinvestment of distributions
                                                             from net investment income and            Shares          Net
                                               Shares sold   net realized gain on investments        repurchased     increase
                                               -----------   --------------------------------        -----------     --------
   Year ended December 31, 1999 ...........      433,476                  119,782                     (506,787)       46,471
   Year ended December 31, 1998: ..........      656,617                  103,550                     (334,171)      425,996

5. Line of Credit
The Series has a committed line of credit for $1,200,000. No amount was outstanding at December 31, 1999, or at any time during the year.


                                                                   Global Bond-8

Global Bond Series
Notes to Financial Statements (Continued)

6. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding at December 31, 1999.

7. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                 (A)*               (B)*
               Long-Term          Ordinary         (C)
             Capital Gains         Income         Total          (D)**
             Distributions     Distributions   Distribution   Qualifying
              (Tax Basis)       (Tax Basis)     (Tax Basis)   Dividends(1)
             -------------     -------------   ------------   ------------
                  9%                91%            100%            -

------------
 * Items (A) and (B) are based on a percentage of the Series' total distributions.
**  Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                   Global Bond-9

Delaware Group Premium Fund-Global Bond Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Global Bond Series

We have audited the accompanying statement of net assets of Global Bond Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 2, 1996 (commencement of operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Bond Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period May 2, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States.




                                                           /s/ Ernst & Young LLP




Philadelphia, Pennsylvania
February 4, 2000

                                                                  Global Bond-10

FOR TOTAL RETURN

Growth and Income Series (Formerly Decatur Total Return Series)

Investment Strategy and Performance in 1999
   During most of 1999, a select group of large-cap growth stocks--mostly technology and internet-related companies--dominated market returns. This made it difficult for Growth and Income Series' large-cap value strategy to keep pace.
   For the year ended December 31, 1999, the Series provided a total return of -2.98% (capital change plus reinvestment of distributions) compared to the Standard & Poor's 500 Index, which returned 21.0% for the same period.
   We attribute our lower relative return largely to our avoidance of technology company stocks. With very high prices and very low dividend yields, most technology companies do not meet our investment criteria.

Portfolio Snapshot
   We believe that a stock's dividend yield can be a good indicator of a stock's future value. We focus on stocks yielding more than the average dividend yield of the unmanaged S&P 500 Index in an effort to uncover companies selling below their underlying worth. The potential benefits of this strategy are two-fold: a high yield may signal future appreciation potential and dividends provide up-front income.
   When a stock's yield falls below the average yield of the S&P 500, we view that as a signal that the stock is fairly priced and future appreciation potential is no longer attractive relative to possible risks. This is when we typically begin to sell the stock.
   Though a low yield is usually basis for selling, we may sell a stock with an above-average yield because of negative changes affecting the individual company, which might potentially reduce its future growth.
   During fiscal 1999, we increased our holdings in economically sensitive companies--including energy, paper, metals, auto and chemical companies--which have reported better than expected earnings. The Series benefited from the performance of several aluminum, paper and energy companies that have been managing their businesses more efficiently.

Investment Outlook
   We believe global economic recovery will continue. Based on our analysis of the companies we own, we believe that there is a strong likelihood that these companies will beat analysts' earnings and dividend growth expectations. We think their growth will be driven by global economic recovery.
   While we expect the stock market to exhibit some significant price swings in the coming months due to interest rate concerns, we believe investors will inevitably seek out companies and industries where solid earnings growth is available at deep price discounts. We believe the Series is well positioned to benefit if this broadening trend occurs.



--------------------------------------------------------------------------------
Growth and Income Series Investment Objective
Seeks the highest possible total rate of return by selecting securities that offer the potential for capital appreciation while providing higher than average dividend income.
--------------------------------------------------------------------------------

                                                             Growth and Income-1

                            Growth and Income Series
                          Average Annual Total Returns
                          ----------------------------
                          10 Years             +11.95%
                          Five Years           +18.39%
                          One Year              -2.98%

                      For periods ending December 31, 1999


Growth of a $10,000 Investment
January 1, 1990 through
December 31, 1999



                                      Growth and Income Series     S&P 500 Index

                  12/31/1989                 $10,000.00             $10,000.00
                  12/31/1990                 $ 8,668.00             $ 9,689.00
                  12/31/1991                 $10,603.00             $12,642.00
                  12/31/1992                 $11,539.00             $13,605.00
                  12/31/1993                 $13,322.00             $14,976.00
                  12/31/1994                 $13,295.00             $15,174.00
                  12/31/1995                 $18,097.00             $20,877.00
                  12/31/1996                 $21,848.00             $25,669.00
                  12/31/1997                 $28,621.00             $34,233.00
                  12/31/1998                 $31,868.00             $44,015.00
                  12/31/1999                 $30,919.00             $53,281.00

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Growth and Income Series and the S&P 500 Index for the 10-year period from January 1, 1990 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                             Growth and Income-2

Delaware Group Premium Fund-Growth and Income Series
Statement of Net Assets
December 31, 1999

                                                         Number        Market
                                                       of Shares       Value
 COMMON STOCK-97.94%
 Aerospace & Defense-1.23%
 General Dynamics ................................      117,400   $  6,192,850
                                                                  ------------
                                                                     6,192,850
                                                                  ------------
 Automobiles & Automotive Parts-4.06%
 Dana ............................................       68,300      2,044,731
 General Motors ..................................      106,300      7,726,681
 Rockwell International ..........................      126,900      6,075,338
 TRW .............................................       86,800      4,508,175
                                                                  ------------
                                                                    20,354,925
                                                                  ------------
 Banking, Finance & Insurance-20.93%
 American General ................................      156,200     11,851,675
 Aon .............................................      214,687      8,587,480
 Bank of America .................................      164,811      8,271,452
 Bank of New York ................................      211,300      8,452,000
 Bank One ........................................      220,394      7,066,383
 Chase Manhattan .................................       99,200      7,706,600
 Federal National Mortgage .......................      114,200      7,130,363
 First Union .....................................      143,200      4,698,750
 FleetBoston Financial ...........................      225,000      7,832,813
 J.P. Morgan .....................................       19,900      2,519,838
+Marsh & McLennan ................................       97,500      9,329,531
 Mellon Financial ................................      283,200      9,646,500
 Merrill Lynch ...................................       35,000      2,922,500
 Summit Bancorp ..................................      130,975      4,011,109
 U.S. Bancorp ....................................      211,300      5,031,581
                                                                  ------------
                                                                   105,058,575
                                                                  ------------
 Cable, Media & Publishing-3.52%
+Knight-Ridder ...................................       95,900      5,706,050
 MCGRAW-HILL .....................................      193,700     11,936,763
                                                                  ------------
                                                                    17,642,813
                                                                  ------------
 Chemicals-5.33%
 DOW CHEMICAL ....................................       91,100     12,173,238
 duPont(EI)deNemours .............................       96,852      6,380,116
 Imperial Chemical ADR ...........................      192,800      8,206,050
                                                                  ------------
                                                                    26,759,404
                                                                  ------------
 Computers & Technology-3.12%
 Minnesota Mining & Manufacturing ................       76,600      7,497,225
 Pitney Bowes ....................................      169,300      8,179,306
                                                                  ------------
                                                                    15,676,531
                                                                  ------------
 Consumer Products-2.35%
 Avon Products ...................................      136,500      4,504,500
 Clorox ..........................................      144,900      7,299,338
                                                                  ------------
                                                                    11,803,838
                                                                  ------------
 Electronics & Electrical Equipment-3.41%
 Eaton ...........................................       70,900      5,149,113
 Emerson Electric ................................       72,600      4,165,425
 Raytheon Class B ................................      142,300      3,779,844
+Thomas & Betts ..................................      126,400      4,029,000
                                                                  ------------
                                                                    17,123,382
                                                                  ------------
 Energy-14.44%
 Baker Hughes ....................................      272,100      5,731,106
+BP Amoco ADR ....................................          284         16,845
 CHEVRON .........................................      142,500     12,344,063
 Conoco Class B ..................................      314,523      7,823,760
-------------
Top 10 stock holdings, representing 24.4% of net assets, are printed in bold.

                                                         Number        Market
                                                       of Shares       Value

 COMMON STOCK (Continued)
 Energy (Continued)
+El Paso Energy ..................................      255,900   $  9,932,119
 EXXON MOBIL .....................................      154,653     12,459,232
 ROYAL DUTCH PETROLEUM ...........................      205,300     12,407,819
 Unocal ..........................................      253,800      8,518,163
 Williams ........................................      106,100      3,242,681
                                                                  ------------
                                                                    72,475,788
                                                                  ------------
 Food, Beverage & Tobacco-4.39%
 Bestfoods .......................................       99,700      5,240,481
 H.J. Heinz ......................................      133,300      5,307,006
 Nabisco Group Holdings ..........................      393,300      4,178,813
 PepsiCo .........................................      206,900      7,293,225
                                                                  ------------
                                                                    22,019,525
                                                                  ------------
 Healthcare & Pharmaceuticals-5.88%
 American Home Products ..........................      149,000      5,876,188
 AstraZeneca ADR .................................      127,000      5,302,250
 Baxter International ............................      147,100      9,239,719
 Glaxo Wellcome ADR ..............................       75,400      4,212,975
 Pharmacia & Upjohn ..............................      108,300      4,873,500
                                                                  ------------
                                                                    29,504,632
                                                                  ------------
 Industrial Machinery-2.80%
 Caterpillar .....................................       70,500      3,317,906
 Deere & Company .................................      247,500     10,735,313
                                                                  ------------
                                                                    14,053,219
                                                                  ------------
 Metals & Mining-4.80%
 ALCAN ALUMINUM ..................................      289,400     11,919,663
 ALCOA ...........................................      146,800     12,184,400
                                                                  ------------
                                                                    24,104,063
                                                                  ------------
 Paper & Forest Products-7.07%
+INTERNATIONAL PAPER .............................       236,667    13,356,894
 Kimberly-Clark ..................................      154,800     10,100,700
 WEYERHAEUSER ....................................      167,600     12,035,775
                                                                  ------------
                                                                    35,493,369
                                                                  ------------
 Retail-2.49%
 Albertson's .....................................      191,200      6,166,200
 May Department Stores ...........................      195,700      6,311,325
                                                                  ------------
                                                                    12,477,525
                                                                  ------------
 Utilities-1.34%
 Duke Energy .....................................      134,300      6,731,788
                                                                  ------------
                                                                     6,731,788
                                                                  ------------
 Telecommunications-8.14%
 ALLTEL ..........................................      126,800     10,484,775
 AT&T ............................................      136,100      6,907,075
+Cable & Wireless ADR ............................       138,200     7,315,963
 GTE .............................................      112,700      7,952,394
 SBC Communications ..............................      167,724      8,176,545
                                                                  ------------
                                                                    40,836,752
                                                                  ------------
 Transportation & Shipping-1.36%
 British Airways ADR .............................       63,400      4,081,375
 Norfolk Southern ................................      133,700      2,740,850
                                                                  ------------
                                                                     6,822,225
                                                                  ------------
 Miscellaneous-1.28%
 H&R Block .......................................      147,100      6,435,625
                                                                  ------------
                                                                     6,435,625
                                                                  ------------
 Total Common Stock
  (cost $483,653,119) ............................                 491,566,829
                                                                  ------------

                                                             Growth and Income-3

Growth and Income Series
Statement of Net Assets (Continued)

                                                       Principal       Market
                                                         Amount        Value
REPURCHASE AGREEMENTS-1.87%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $2,662,000
   U.S. Treasury Notes 4.75%
   due 2/15/04, market
   value $2,556,930) ................................  $2,499,000    $2,499,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $1,017,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $1,035,368 and $990,000 U.S.
   Treasury Notes 6.625% due
   4/30/02, market value
   $1,009,114 and $988,000 U.S.
   Treasury Notes 6.25% due
   6/30/02, market
   value $986,982) ..................................   2,971,000     2,971,000
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized
   by $1,018,000 U.S. Treasury
   Notes 5.625% due 11/30/00,
   market value $1,018,591 and
   $990,000 U.S.Treasury Notes
   5.375% due 2/15/01, market
   value $1,002,297) ................................   1,981,000     1,981,000
With Prudential Securities 2.75%
   1/3/00 (dated 12/31/99,
   collateralized by $2,064,000
   U.S. Treasury Bills due 5/18/00,
   market value $2,021,254) .........................   1,980,000     1,980,000
                                                                     ----------
Total Repurchase Agreements
   (cost $9,431,000) ................................                 9,431,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-99.81% (cost $493,084,119) ...... $500,997,829

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.19% ............      930,625
                                                                   ------------

NET ASSETS APPLICABLE TO 29,486,825 SHARES OUTSTANDING;
   EQUIVALENT TO $17.02 PER SHARE-100.00% ........................ $501,928,454
                                                                   ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization- no par) .. $469,783,449
Undistributed net investment income ..............................      681,620
Accumulated net realized gain on investments .....................   23,549,675
Net unrealized appreciation of investments .......................    7,913,710
                                                                   ------------
Total net assets ................................................. $501,928,454
                                                                   ============
------------
 ADR - American Depository Receipt
+Security is partially or fully on loan.

                             See accompanying notes

                                                             Growth and Income-4

Delaware Group Premium Fund
Growth and Income Series
Statement of Operations
For the Year Ended December 31, 1999


INVESTMENT INCOME:
Dividends .....................................................    $ 13,578,293
Interest ......................................................         452,360
                                                                   ------------
                                                                     14,030,653
                                                                   ------------
EXPENSES:
Management fees ...............................................       3,414,163
Accounting and administration .................................         227,149
Reports and statements to shareholders ........................          79,000
Professional fees .............................................          79,400
Registration fees .............................................          41,734
Taxes (other than taxes on income) ............................          48,700
Dividend disbursing and transfer agent
   fees and expenses ..........................................          19,200
Custodian fees ................................................          15,365
Trustees' fees ................................................           7,559
Other .........................................................         127,396
                                                                   ------------
                                                                      4,059,666
Less expenses paid indirectly .................................         (15,861)
                                                                   ------------
Total expenses ................................................       4,043,805
                                                                   ------------

NET INVESTMENT INCOME .........................................       9,986,848
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments ..............................      23,887,122
Net change in unrealized appreciation /
   depreciation of investments ................................     (50,476,169)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .............................................     (26,589,047)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................    ($16,602,199)
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund-
Growth and Income Series
Statements of Changes in Net Assets


                                                        Year           Year
                                                       Ended          Ended
                                                      12/31/99       12/31/98

Increase (Decrease) In Net Assets
   From Operations:
Net investment income ...........................  $  9,986,848    $ 10,116,886
Net realized gain on investments ................    23,887,122      43,739,574
Net change in unrealized appreciation /
   depreciation of investments ..................   (50,476,169)     (3,304,465)
                                                   ------------    ------------
Net increase (decrease) in net assets
   resulting from operations ....................   (16,602,199)     50,551,995
                                                   ------------    ------------
Distributions To Shareholders From:
Net investment income ...........................   (11,124,097)     (8,876,285)
Net realized gain on investments ................   (43,919,243)    (23,162,228)
                                                   ------------    ------------
                                                    (55,043,340)    (32,038,513)
                                                   ------------    ------------
Capital Share Transactions:
Proceeds from shares sold .......................    48,519,273     180,559,930
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments .................    55,043,340      32,038,513
                                                   ------------    ------------
                                                    103,562,613     212,598,443
Cost of shares repurchased ......................  (109,895,317)    (52,607,198)
                                                   ------------    ------------
Increase (decrease) in net assets
   derived from capital
   share transactions ...........................    (6,332,704)    159,991,245
                                                   ------------    ------------
Net Increase (Decrease) In
   Net Assets ...................................   (77,978,243)    178,504,727
                                                   ------------    ------------
Net Assets:
Beginning of year ...............................   579,906,697     401,401,970
                                                   ------------    ------------
End of year .....................................  $501,928,454    $579,906,697
                                                   ============    ============

                             See accompanying notes

                                                             Growth and Income-5

Delaware Group Premium Fund-Growth and Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                               Year Ended December 31,
                                                                1999        1998         1997        1996         1995
                                                              ---------------------------------------------------------
Net asset value, beginning of year ........................   $19.420     $18.800      $15.980     $14.830      $11.480

Income (loss) from investment operations:
Net investment income .....................................     0.323       0.361        0.324       0.377        0.416
Net realized and unrealized gain (loss) on investments ....    (0.882)      1.636        4.216       2.398        3.574
                                                             --------    --------     --------    --------      -------
Total from investment operations ..........................    (0.559)      1.997        4.540       2.775        3.990
                                                             --------    --------     --------    --------      -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.361)     (0.327)      (0.370)     (0.420)      (0.430)
Distributions from net realized gain on investments .......    (1.480)     (1.050)      (1.350)     (1.205)      (0.210)
                                                             --------    --------     --------    --------      -------
Total dividends and distributions .........................    (1.841)     (1.377)      (1.720)     (1.625)      (0.640)
                                                             --------    --------     --------    --------      -------
Net asset value, end of year ..............................   $17.020     $19.420      $18.800     $15.980      $14.830
                                                             ========    ========     ========    ========     ========
Total return ..............................................    (2.98%)     11.35%       31.00%      20.72%       36.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................  $501,928    $579,907     $401,402    $166,647     $109,003
Ratio of expenses to average net assets ...................     0.71%       0.71%        0.71%       0.67%        0.69%
Ratio of net investment income to average net assets ......     1.75%       2.00%        2.02%       2.66%        3.24%
Portfolio turnover ........................................       92%         81%          54%         81%          85%


                             See accompanying notes

                                                             Growth and Income-6

Delaware Group Premium Fund-Growth and Income Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Growth and Income Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $13,096 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $2,765 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.65% of the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.60% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors. DMC has elected to cap the management fee at 0.60% indefinitely.


                                                             Growth and Income-7

Growth and Income Series
Notes to Financial Statements (Continued)

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                                  Dividend disbursing      Other
                   Investment       transfer agent,       expenses
                   management       accounting fees        payable
                 fee payable to    and other expenses       to DMC
                      DMC            payable to DSC     and affiliates
                 --------------   -------------------   --------------
                   $257,810             $18,086            $7,525

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ...............      $510,780,453
   Sales ...................      $560,662,978

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                 Aggregate         Aggregate
              Cost of           unrealized        unrealized    Net unrealized
            investments        appreciation      depreciation    appreciation
           ------------        ------------     -------------   --------------
           $494,525,348        $52,712,984      ($46,240,503)     $6,472,481

4. Capital Shares
Transactions in capital shares were as follows:

                                                                   Shares issued upon
                                                              reinvestment of distributions
                                                                  from net investment
                                                                 income and net realized       Shares                  Net
                                              Shares sold         gain on investments        repurchased        increase (decrease)
                                              -----------     -----------------------------  -----------        -------------------
   Year ended December 31, 1999: .........     2,609,244                3,149,796            (6,128,772)             (369,732)
   Year ended December 31, 1998: .........     9,550,511                1,783,160            (2,829,984)            8,503,687

5. Line of Credit
The Series has a committed line of credit for $19,900,000. No amount was outstanding at December 31, 1999, or at any time during the year.


                                                             Growth and Income-8

Growth and Income Series
Notes to Financial Statements (Continued)

6. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1999 were as follows:

            Market Value of            Market Value of
          Securities on Loan            Collateral
          ------------------           ---------------
             $27,502,724                $27,665,424

Net income from securities lending activities for the year ended December 31, 1999 was $38,575 and is included in interest income on the Statement of Operations.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                  (A)*                (B)*
               Long-Term           Ordinary            (C)
             Capital Gains          Income            Total          (D)**
             Distributions       Distributions     Distribution   Qualifying
             (Tax Basis)          (Tax Basis)      (Tax Basis)    Dividends(1)
             -------------       -------------     ------------   ------------
                 70%                  30%             100%           100%

----------------
 * Items (A) and (B) are based on a percentage of the Series' total distributions.
**  Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                             Growth and Income-9

Delaware Group Premium Fund-Growth and Income Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Growth and Income Series

We have audited the accompanying statement of net assets of Growth and Income Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

                                                            Growth and Income-10

FOR INTERNATIONAL DIVERSIFICATION

International Equity Series

Investment Strategy and Performance in 1999
   Global economic conditions improved during 1999. We have seen strength in the economies along the Pacific Rim, along with moderate growth in Europe and the United Kingdom. International Equity Series benefited from this relative strength and provided a total return of 15.76% (capital change plus reinvestment of dividends) for the year ended December 31, 1999. However, the Series did not keep pace with its benchmark Morgan Stanley Europe, Australia, Far East (EAFE) Index, which had a return of 20.66% for the same period.
   International Equity Series invests primarily in developed countries, concentrating on Western Europe and select Pacific Rim nations that meet the Series' value standards. Our research of countries evaluates the potential effects of currency fluctuations, inflation, local economic and political issues. Next, we look for individual companies that offer superior income and capital appreciation potential.
   Our selection process, known as a dividend discount approach, seeks to lower the Series' overall risk profile.

Portfolio Snapshot
   Within Europe, we were cautious about the prospects for the euro and focused on countries that did not participate in the European Monetary Union. International Equity Series held the largest percentage of its net assets in the United Kingdom at year end.
   The Series also invested heavily in companies from Australia and New Zealand, which benefited from growing investor interest in commodity-based stocks.
   Because of the Series' value-oriented investment style, our holdings in Japanese stocks have historically been lower than the Index. This remained true as of year end. Over the last year, faster-than-expected economic growth signaled an improving outlook for the Japanese economy and helped generate stronger investment returns. This is the primary reason for International Equity Series' relative underperformance. We still view the Japanese market as overvalued and expect the economic recovery in the country to be slow and difficult.

Investment Outlook
   In the coming months, International Equity Series country allocations should remain relatively stable. The U.K., in our opinion, currently offers attractive values and will probably remain the Series' largest position.
   We continue to closely monitor economic conditions in Japan, while searching for select companies that offer reasonably priced stocks. We anticipate keeping our position in Japanese stocks relatively small.

-------------------------------------------------------------------------------
International Equity Series Investment Objective
Seeks long-term growth without undue risk to principal. It seeks to achieve this objective by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.
-------------------------------------------------------------------------------

                                                         International Equity-1

Growth of a $10,000 Investment
October 29, 1992 through
December 31, 1999


                          International Equity Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime              11.77%
                          Five Years            13.24%
                          One Year              15.76%

                      For periods ending December 31, 1999


                         International Equity Series         MSCI EAFE Index
10/29/1992                     $10,000.00                       $10,000.00
12/31/1992                     $10,030.00                       410,152.00
12/31/1993                     $11,631.62                       $13,497.00
12/31/1994                     $11,931.05                       $14,585.00
12/31/1995                     $13,598.74                       $16,270.00
12/31/1996                     $16,321.82                       $17,305.00
12/31/1997                     $17,399.63                       $17,661.00
12/31/1998                     $19,196.23                       $21,252.00
12/31/1999                     $22,221.31                       $27,054.00

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the International Equity Series and the Morgan Stanley EAFE Index for the period from the Series' inception on October 29, 1992 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.



                                                        International Equity-2

Delaware Group Premium Fund-International Equity Series
Statement of Net Assets
December 31, 1999

                                                     Number          Market
                                                   of Shares         Value
                                                                    (U.S. $)
   COMMON STOCK-95.14%
   AUSTRALIA- 10.00%
   Amcor .......................................   1,415,000      $ 6,632,159
   CSR .........................................   1,904,966        4,630,782
   Foster's Brewing Group ......................   2,411,051        6,922,344
   NATIONAL AUSTRALIA BANK .....................     587,657        8,995,912
   Orica .......................................     599,900        3,235,843
                                                                  -----------
                                                                   30,417,040
                                                                  -----------
   BELGIUM-1.41%
   Electrabel ..................................      13,115        4,289,867
                                                                  -----------
                                                                    4,289,867
                                                                  -----------
   FRANCE-9.85%
   ALCATEL .....................................      38,015        8,723,325
   Compagnie de Saint Gobain ...................      34,299        6,444,927
  +Societe Generale ............................      27,108        6,302,338
   Total Fina Class B ..........................      63,688        8,493,089
                                                                  -----------
                                                                   29,963,679
                                                                  -----------
   GERMANY-10.86%
   Bayer .......................................     134,600        6,394,098
   Bayerische Hypo-und Vereinsbank .............     103,900        7,089,857
   Continental .................................     117,200        2,353,221
   RWE .........................................     146,000        5,804,197
   SIEMENS .....................................      89,050       11,382,295
                                                                  -----------
                                                                   33,023,668
                                                                  -----------
   HONG KONG-3.41%
   Hong Kong Electric ..........................   1,458,000        4,557,715
   Jardine Matheson Holdings ...................     569,822        2,245,099
   Wharf Holdings ..............................   1,534,285        3,562,597
                                                                  -----------
                                                                   10,365,411
                                                                  -----------
   JAPAN-14.69%
   Canon .......................................     197,000        7,831,773
   Eisai .......................................     250,000        4,810,281
   HITACHI .....................................     648,000       10,406,069
  +Kinki Coca-Cola Bottling ....................     177,000        2,513,096
   Koito Manufacturing .........................     451,000        2,512,793
   MATSUSHITA ELECTRIC .........................     286,000        7,925,384
   Nichido Fire & Marine .......................     479,000        2,757,914
   West Japan Railway ..........................       1,669        5,916,063
                                                                  -----------
                                                                   44,673,373
                                                                  -----------
   MALAYSIA-0.53%
   Oriental Holdings ...........................     510,720        1,115,505
   Sime Darby ..................................     380,000          481,994
                                                                  -----------
                                                                    1,597,499
                                                                  -----------
   NETHERLANDS-7.22%
   Elsevier ....................................     424,150        5,062,865
   ING Groep ...................................      90,200        5,441,460
   Royal Dutch Petroleum .......................     109,500        6,706,052
  +Unilever ....................................      51,286        2,830,649
  *Vopak .......................................      80,534        1,912,861
                                                                  -----------
                                                                   21,953,887
                                                                  -----------
-------------
Top 10 stock holdings, representing 30.1% of net assets, are printed in bold.

                                                     Number          Market
                                                   of Shares         Value
                                                                    (U.S. $)

   COMMON STOCK (Continued)
   NEW ZEALAND-2.81%
   Carter Holt Harvey .........................   1,187,800     $  1,551,564
  +Telecom Corporation of New Zealand .........   1,486,193        6,988,823
                                                                ------------
                                                                   8,540,387
                                                                ------------
   SPAIN-8.13%
   BANCO SANTANDER CENTRAL
   HISPANAMERICANO ............................     733,492        8,297,627
  +Iberdrola ..................................     465,800        6,450,749
  *TELEFONICA .................................     399,067        9,960,696
                                                                ------------
                                                                  24,709,072
                                                                ------------
   UNITED KINGDOM-26.23%
   Bass .......................................     436,964        5,422,273
   BG .........................................     771,242        4,940,823
   Blue Circle Industries .....................     918,236        5,252,379
   Boots ......................................     648,199        6,321,747
   British Airways ............................     889,471        5,788,002
   CABLE & WIRELESS ...........................     556,000        9,399,685
   GKN ........................................     482,000        7,821,768
   GLAXO WELLCOME .............................     280,100        7,932,947
   Great Universal Stores .....................   1,361,000        7,548,779
   PowerGen ...................................     751,592        5,354,991
   Rio Tinto ..................................     271,100        6,513,648
   Taylor Woodrow .............................   1,365,000        2,953,448
   Unigate ....................................     808,000        4,501,138
                                                                ------------
                                                                  79,751,628
                                                                ------------
   Total Common Stock
   (cost $226,645,392) ........................                  289,285,511
                                                                ------------
                                                   Principal
                                                    Amount**
   FOREIGN BONDS-0.17%
   UNITED KINGDOM-0.17%
   BG Transco 4.1875% 12/14/22 ................ Gbp 110,669          178,250
   BG Transco 7.00% 12/16/24 .................. Gbp 110,669          173,622
   BG Transco 7.0573% 12/14/09 ................ Gbp 110,669          179,796
                                                                ------------
   Total Foreign Bonds
   (cost $541,016) ............................                      531,668
                                                                ------------

                                                        International Equity-3

International Equity Series
Statement of Net Assets (Continued)

                                                         Principal    Market
                                                         Amount**     Value
                                                                     (U.S. $)
REPURCHASE AGREEMENTS-4.70%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $4,031,000
   U.S. Treasury Notes 4.75%
   due 2/15/04, market
   value $3,872,131) ................................  $3,785,000  $3,785,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $1,540,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $1,567,927 and $1,500,000
   U.S. Treasury Notes 6.625%
   due 4/30/02, market value
   $1,528,169 and $1,496,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market
   value $1,494,653) ................................   4,499,000   4,499,000

                                                         Principal    Market
                                                         Amount**     Value
                                                                     (U.S. $)

REPURCHASE AGREEMENTS (Continued)
With PaineWebber 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $1,541,000
   U.S. Treasury Notes 5.625%
   due 11/30/00, market value
   $1,542,522 and $1,500,000
   U.S. Treasury Notes 5.375%
   due 2/15/01, market
   value $1,517,847) ................................  $2,999,000   $ 2,999,000
With Prudential Securities 2.75%
   1/3/00 (dated 12/31/99,
   collateralized by $3,126,000
   U.S. Treasury Bills due 5/18/00,
   market value $3,060,922)                             2,999,000     2,999,000
                                                                    -----------
Total Repurchase Agreements
    (cost $14,282,000) ..............................                14,282,000
                                                                    -----------

TOTAL MARKET VAUE OF SECURITIES-100.01% (cost $241,468,408) ...... $304,099,179

LIABILITES NET OF RECEIVABLES AND OTHER ASSETS-(0.01%) ...........      (39,128)
                                                                   ------------
NET ASSETS APPLICABLE TO 16,319,854 SHARES OUTSTANDING;
   EQUIVALENT TO $18.63 PER SHARE-100.00% ........................ $304,060,051
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization - no par) . $229,576,982
Undistributed net investment income*** ...........................    6,387,831
Accumulated net realized gain on investments .....................    5,461,502
Net unrealized appreciation of investments and foreign currencies.   62,633,736
                                                                   ------------
Total net assets ................................................. $304,060,051
                                                                   ============

--------
  *Non-income producing security for the year ended December 31, 1999. **Principal amount is stated in the currency in which each bond is denominated.
   Gbp - British Pounds
   $ - U.S. Dollars
***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
  +Security is partially or fully on loan.

                             See accompanying notes

                                                        International Equity-4

Delaware Group Premium Fund-
International Equity Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Dividends ......................................................   $ 7,861,461
Interest .......................................................       653,922
Foreign tax withheld ...........................................      (700,325)
                                                                   -----------
                                                                     7,815,058
                                                                   -----------
EXPENSES:
Management fees ................................................     2,071,821
Reports and statements to shareholders .........................       105,740
Accounting and administration ..................................       100,809
Professional fees ..............................................        24,350
Custodian fees .................................................        13,000
Taxes (other than taxes on income) .............................        11,400
Registration fees ..............................................         8,650
Dividend disbursing and transfer agent
   fees and expenses ...........................................         6,612
Trustees' fees .................................................         3,566
Other ..........................................................        35,333
                                                                   -----------
                                                                     2,381,281
                                                                   -----------
Less expenses absorbed or waived ...............................       (43,791)
Less expenses paid indirectly ..................................        (5,829)
                                                                   -----------
Total expenses .................................................     2,331,661
                                                                   -----------
NET INVESTMENT INCOME ..........................................     5,483,397
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments ....................................................     6,325,232
Foreign currencies .............................................     1,257,776
                                                                   -----------
Net realized gain ..............................................     7,583,008
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies .......................    26,659,663
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES ..........................    34,242,671
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................   $39,726,068
                                                                   ===========

                             See accompanying notes

Delaware Group Premium Fund-
International Equity Series
Statements of Changes in Net Assets

                                                   Year             Year
                                                   Ended            Ended
                                                  12/31/99         12/31/98
                                                  --------         --------
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ........................  $  5,483,397     $  5,415,775
Net realized gain on investments and
   foreign currencies ........................     7,583,008        1,031,088
Net change in unrealized appreciation /
   depreciation of investments and
   foreign currencies ........................    26,659,663       14,401,533
                                                ------------     ------------
Net increase in net assets resulting
   from operations ...........................    39,726,068       20,848,396
                                                ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................    (5,284,951)      (7,631,302)
Net realized gain on investments .............      (385,980)               -
                                                ------------     ------------
                                                  (5,670,931)      (7,631,302)
                                                ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ....................   150,884,715       66,971,858
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments ..............     5,670,931        7,631,302
                                                ------------     ------------
                                                 156,555,646       74,603,160
Cost of shares repurchased ...................  (130,086,773)     (43,147,474)
                                                ------------     ------------
Increase in net assets derived from
   capital share transactions ................    26,468,873       31,455,686
                                                ------------     ------------
NET INCREASE IN NET ASSETS ...................    60,524,010       44,672,780
                                                ------------     ------------
NET ASSETS:
Beginning of year ............................   243,536,041      198,863,261
                                                ------------     ------------
End of year ..................................  $304,060,051     $243,536,041
                                                ============     ============

                             See accompanying notes

                                                        International Equity-5

Delaware Group Premium Fund-International Equity Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                    Year Ended December 31,
                                                                     1999        1998         1997         1996        1995
                                                                   ---------------------------------------------------------
Net asset value, beginning of year .............................    $16.480     $15.520      $15.110     $13.120      $11.840

Income from investment operations:
Net investment income(1) .......................................      0.371       0.386        0.359       0.557        0.419
Net realized and unrealized gain on investments
   and foreign currencies ......................................      2.161       1.169        0.596       1.966        1.191
                                                                    -------     -------      -------     -------      -------
Total from investment operations ...............................      2.532       1.555        0.955       2.523        1.610
                                                                    -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ...........................     (0.356)     (0.595)      (0.545)     (0.420)      (0.240)
Distributions from net realized gain on investments ............     (0.026)       none         none      (0.113)      (0.090)
                                                                    -------     -------      -------     -------      -------
Total dividends and distributions ..............................     (0.382)     (0.595)      (0.545)     (0.533)      (0.330)
                                                                    -------     -------      -------     -------      -------
Net asset value, end of year ...................................    $18.630     $16.480      $15.520     $15.110      $13.120
                                                                    =======     =======      =======     =======      =======
Total return ...................................................     15.76%      10.33%        6.60%      20.03%       13.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ........................   $304,060    $243,536     $198,863    $131,428      $81,548
Ratio of expenses to average net assets ........................      0.92%       0.87%        0.85%       0.80%        0.80%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly .............      0.94%       0.88%        0.90%       0.91%        0.89%
Ratio of net investment income to average net assets ...........      2.16%       2.41%        2.28%       4.71%        3.69%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ..........      2.14%       2.40%        2.23%       4.60%        3.60%
Portfolio turnover .............................................         9%          5%           7%          8%          19%

-----------
(1) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.

                             See accompanying notes

                                                        International Equity-6

Delaware Group Premium Fund-International Equity Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the International Equity Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the Statement of Operations that result from fluctuations in foreign currency exchange rates. The Series isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,829 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2.  Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.85% of the first $500 million of average daily net assets of the series, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.75% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DIAL has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.95% of average daily net assets of the Series through April 30, 2000.

                                                        International Equity-7

International Equity Series
Notes to Financial Statements (Continued)

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                              Dividend disbursing             Other
          Investment            transfer agent,              expenses
          management            accounting fees               payable
        fee payable to        and other expenses              to DMC
            DIAL                payable to DSC            and affiliates
        --------------       --------------------         --------------
          $202,013                 $9,486                     $26,696

Certain officers of DMC, DIAL and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ................  $44,143,306
   Sales ....................  $23,000,350

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate           Aggregate
         Cost of        unrealized          unrealized      Net unrealized
       investments     appreciation        depreciation      appreciation
      ------------     ------------        ------------     --------------
      $241,472,448     $76,675,265         ($14,048,534)      $62,626,731

4. Capital Shares
Transactions in capital shares were as follows:

                                                            Shares issued upon
                                                      reinvestment of distributions
                                                            from net investment
                                                         income and net realized              Shares         Net
                                       Shares sold          gain on investments            repurchased     increase
                                       -----------    ------------------------------       -----------     --------
Year ended December 31, 1999: ......    8,758,569                356,214                   (7,575,588)     1,539,195
Year ended December 31, 1998: ......    4,191,375                498,862                   (2,725,472)     1,964,765

5. Line of Credit
The Series has a committed line of credit for $9,000,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                        International Equity-8

International Equity Series
Notes to Financial Statements (Continued)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding at December 31, 1999.

7. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1999 were as follows:

              Market Value of                  Market Value of
             Securities on Loan                  Collateral
             ------------------                ---------------
                $12,787,842                      $13,484,270

Net income from securities lending activities for the year ended December 31, 1999 was $124,788 and is included in interest income on the Statement of Operations.

9. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

      (A)*                 (B)*
   Long-Term             Ordinary          (C)
 Capital Gains            Income          Total            (D)**
 Distributions        Distributions    Distribution     Qualifying
  (Tax Basis)          (Tax Basis)      (Tax Basis)     Dividends(1)
 -------------        -------------    ------------     ------------
      7%                   93%             100%             -

---------
 * Items (A) and (B) are based on a percentage of the Series' total distributions.
**  Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                        International Equity-9

Delaware Group Premium Fund-International Equity Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund--International Equity Series

We have audited the accompanying statement of net assets of International Equity Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 4, 2000













                                                       International Equity-10

FOR TOTAL RETURN

REIT Series

Investment Strategy and Performance in 1999
   For much of 1999, real estate investment trusts (REITs) remained out of favor as investors stayed narrowly focused on large cap growth stocks. Recessionary fears and tight capital markets limited the ability of REITs to raise capital by borrowing or issuing stock. This lowered investors' perception of the future growth prospects for the REIT asset class.
   The Series' total return was -2.61% for the year ended December 31, 1999. In spite of REITs experiencing another difficult year, the Series outperformed its unmanaged benchmark, the NAREIT Equity REIT Index, which provided a total return of -4.62% for the period. Our ability to preserve capital better than our benchmark can be attributed to a combination of the Series' sector allocations and individual REIT selection.

Portfolio Snapshot
   The Series' sector allocations allowed it to capitalize on high performing sectors. The Series' largest sector--office and industrial REITs--performed consistently well throughout the year. Our holdings in the Office/Industrial sector comprised about 42% of net assets as of year end. Our higher concentration in this sector, compared to the index's 24% helped us perform better than the index. We continue to highlight this sector as we believe it has strong earnings potential.
   Apartment REITs in the Multi-Family sector were also a source of positive performance for the Series. This sector is still experiencing strong demand relative to supply in the major markets where the Series is invested.
   Hotel REITs in the Hotels/Diversified Reits sector continued to underperform amid concerns of overbuilding. This sector, which comprised about 9% of net assets, weighed down our performance.

Investment Outlook
   As of the date of this report, concerns persist about the direction interest rates will take and whether the growth rate for U.S. companies is sustainable. Another rate hike by the Fed could cause the market to slow down or even decline. Historically, two-thirds of REIT returns have come from dividends. This could be favorable during periods when stock prices are rising less rapidly.
   We believe REITs remain very attractively priced versus most financial assets. REIT yields are high relative to both Treasury yields and yields available from utility investments. We expect that as market leadership broadens, investments that deliver more stable returns with lower volatility will become relatively more attractive, potentially increasing the overall appeal of REITs.
   Our long-term outlook for the real estate sector remains positive. The sector is well positioned with strong economic fundamentals, attractive valuations and a relatively well-balanced supply. In a rising interest rate environment, the REIT sector is focusing on improving efficiencies by maximizing returns on existing properties, reducing operating expenses and developing new sources of revenues (Source: NAREIT). If these conditions continue, we believe REITs will be in a position to deliver earnings growth in the months ahead.



--------------------------------------------------------------------------------
REIT Series Investment Objective
Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.
--------------------------------------------------------------------------------
                                                                         REIT-1

Growth of a $10,000 Investment
May 4, 1998 to
December 31, 1999


                                  REIT Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime              -7.00%
                          One Year              -2.61%

                      For periods ending December 31, 1999


                                           REIT Series      NAREIT Equity Index
                        05/01/1998         $10,000.00            $10,000
                        06/30/1998         $ 9,850.00            $ 9,863
                        09/30/1998         $ 9,020.00            $ 8,825
                        12/31/1998         $ 9,100.00            $ 8,568
                        03/31/1999         $ 8,586.48            $ 8,155
                        06/30/1999         $ 9,578.00            $ 8,977
                        09/30/1999         $ 8,862.47            $ 8,255
                        12/31/1999         $ 8,862.00            $ 8,172

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the REIT Series and the NAREIT Equity REIT Index for the period from the Series' inception on May 4, 1998 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

REIT-2

Delaware Group Premium Fund-REIT Series
Statement of Net Assets
December 31, 1999

                                                          Number      Market
                                                        of Shares      Value
 COMMON STOCK-93.37%
 Hotels/Diversified REITs-9.07%
*Catellus Development ...............................    21,900     $  280,594
 Franchise Finance ..................................    11,900        284,856
 MeriStar Hospitality ...............................     8,700        139,200
 Starwood Hotels & Resorts Worldwide ................    14,870        349,445
                                                                    ----------
                                                                     1,054,095
                                                                    ----------
 Mall REITs-6.27%
 Macerich ...........................................    15,000        312,188
 SIMON PROPERTY GROUP ...............................    18,150        416,316
                                                                    ----------
                                                                       728,504
                                                                    ----------
 Manufactured Housing REITs-7.07%
 Chateau Communities ................................    15,460        400,994
 SUN COMMUNITIES ....................................    13,060        420,369
                                                                    ----------
                                                                       821,363
                                                                    ----------
 Multifamily REITs-17.93%
 APARTMENT INVESTMENT &
  MANAGEMENT ........................................    10,710        426,392
 AVALONBAY COMMUNITIES ..............................    14,873        510,334
 Equity Residential Properties Trust ................     9,600        409,800
 Essex Property Trust ...............................    10,610        360,740
 Grove Property Trust ...............................    28,450        376,963
                                                                    ----------
                                                                     2,084,229
                                                                    ----------
 Office/Industrial REITs-41.65%
 ALEXANDRIA R. E. EQUITIES ..........................    13,570        431,696
 AMB Property .......................................    15,790        314,813

----------------
 Top 10 stock holdings, representing 38.4% of net assets, are printed in bold.

                                                          Number      Market
                                                        of Shares      Value

 Common Stock (Continued)
 Office/Industrial REITs (Continued)
 Cabot Industrial Trust .............................    16,400     $  301,350
 CarrAmerica Realty .................................    13,580        286,878
 DUKE-WEEKS REALTY ..................................    23,600        460,196
 EQUITY OFFICE PROPERTIES TRUST .....................    18,290        450,391
 Liberty Property Trust .............................    12,560        304,580
*ProLogis Trust .....................................    11,300        217,525
 Prentiss Properties Trust ..........................    16,580        348,180
 RECKSON ASSOCIATES REALTY ..........................    22,090        452,845
 SL GREEN REALTY ....................................    20,690        450,008
 Spieker Properties .................................    10,315        375,853
 TRIZEC HAHN ........................................    26,500        447,188
                                                                    ----------
                                                                     4,841,503
                                                                    ----------
 Retail Strip Center REITs-8.08%
 First Washington Realty Trust ......................     7,500        140,156
 JDN Realty .........................................     7,570        122,066
 Kimco Realty .......................................     9,400        318,425
 Pan Pacific Retail Properties ......................    21,990        358,712
                                                                    ----------
                                                                       939,359
                                                                    ----------
 Self Storage REITs - 3.30%
 Public Storage .....................................    16,900        383,419
                                                                    ----------
                                                                       383,419
                                                                    ----------
 Total Common Stock
 (cost $11,407,272) .................................               10,852,472
                                                                    ----------

                                                                          REIT-3

REIT Series
Statement of Net Assets (Continued)

                                                        Principal       Market
                                                         Amount         Value
REPURCHASE AGREEMENTS-5.54%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $182,000
   U.S. Treasury Notes 4.75%
   due 2/15/04, market value
   $174,601) ........................................    $171,000      $171,000
With J.P. Morgan Securities
   3.00% 1/3/00 (dated 12/31/99,
   collateralized by $69,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $70,701 and $68,000
   U.S. Treasury Notes 6.625%
   due 4/30/02, market value
   $68,908, and $67,000 U.S.
   Treasury Notes 6.25%
   due 6/30/02, market value $67,396) ...............     203,000       203,000
With PaineWebber 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $69,000
   U.S. Treasury Notes 5.625%
   due 11/30/00, market value
   $69,555 and $68,000 U.S.
   Treasury Notes 5.375% due
   2/15/01, market value $68,442) ...................     135,000       135,000
With Prudential Securities
   2.75% 1/3/00 (dated 12/31/99,
   collateralized by $141,000
   U.S. Treasury Bills due 5/18/00,
   market value $138,022) ...........................     135,000       135,000
                                                                    -----------
Total Repurchase Agreements
   (cost $644,000) ..................................                   644,000
                                                                    -----------


TOTAL MARKET VALUE OF SECURITIES-98.91% (cost $12,051,272) .......  $11,496,472

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.09% ............      127,033
                                                                    -----------

NET ASSETS APPLICABLE TO 1,339,954 SHARES OUTSTANDING;
 EQUIVALENT TO $8.67 PER SHARE-100.00% ...........................  $11,623,505
                                                                    ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) ...  $12,195,265
Undistributed net investment income ..............................      484,304
Accumulated net realized loss on investments .....................     (501,264)
Net unrealized depreciation of investments .......................     (554,800)
                                                                    -----------
Total net assets .................................................  $11,623,505
                                                                    ===========
----------------
 REITs: Real Estate Investment Trusts
*Non-income producing security for the year ended December 31, 1999.

                             See accompanying notes.

                                                                          REIT-4

Delaware Group Premium Fund-REIT Series
Statement of Operations
Year Ended December 31, 1999



INVESTMENT INCOME:
Dividends ............................................  $ 529,266
Interest .............................................     29,590
                                                        ---------
                                                          558,856
                                                        ---------

EXPENSES:
Management fees ......................................     64,478
Reports and statements to shareholders ...............     10,975
Accounting and administration ........................      3,195
Custodian fees .......................................      1,095
Professional fees ....................................        480
Taxes (other than taxes on income) ...................        251
Dividend disbursing and transfer agent
   fees and expenses .................................        226
Trustees' fees .......................................        210
Registration fees ....................................        150
Other ................................................        934
                                                        ---------
                                                           81,994
Less expenses absorbed or waived .....................     (9,210)
Less expenses paid indirectly ........................       (198)
                                                        ---------
Total expenses .......................................     72,586
                                                        ---------
NET INVESTMENT INCOME ................................    486,270
                                                        ---------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments .....................   (325,253)
Net change in unrealized appreciation /
   depreciation of investments .......................   (451,401)
                                                        ---------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ...............................   (776,654)
                                                        ---------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................  ($290,384)
                                                         ========

                             See accompanying notes

Delaware Group Premium Fund-REIT Series
Statement of Changes in Net Assets


                                                       Year Ended   5/4/98* to
                                                        12/31/99     12/31/98
                                                       ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..............................  $   486,270  $  132,582
Net realized loss on investments ...................     (325,253)   (176,011)
Net change in unrealized appreciation /
   depreciation of investments .....................     (451,401)   (103,399)
                                                      -----------  ----------
Net decrease in net assets resulting
   from operations .................................     (290,384)   (146,828)
                                                      -----------  ----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ..............................     (134,548)          -
                                                      -----------  ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................    7,672,323   5,925,102
Net asset value of shares issued upon
   reinvestment of dividends from
   net investment income ...........................      134,548           -
                                                      -----------  ----------
                                                        7,806,871   5,925,102
Cost of shares repurchased .........................   (1,320,226)   (216,482)
                                                      -----------  ----------
Increase in net assets derived from
   capital share transactions ......................    6,486,645   5,708,620
                                                      -----------  ----------

NET INCREASE IN NET ASSETS .........................    6,061,713   5,561,792
                                                      -----------  ----------
NET ASSETS:
Beginning of period ................................    5,561,792           -
                                                      -----------  ----------
End of period ......................................  $11,623,505  $5,561,792
                                                      ===========  ==========
--------------
*Date of commencement of operations.

                             See accompanying notes

                                                                          REIT-5

Delaware Group Premium Fund-REIT Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                Year Ended   5/4/98* to
                                                                12/31/1999   12/31/1998
                                                                ----------   ----------
Net asset value, beginning of period ........................... $ 9.100      $10.000

Income (loss) from investment operations:
Net investment income ..........................................   0.334        0.217
Net realized and unrealized loss on investments ................  (0.574)      (1.117)
                                                                 -------      -------
Total from investment operations ...............................  (0.240)      (0.900)
                                                                 -------      -------
Less dividends:
Dividends from net investment income ...........................  (0.190)        none
                                                                 -------      -------
Total dividends ................................................  (0.190)        none
                                                                 -------      -------

Net asset value, end of period ................................. $ 8.670      $ 9.100
                                                                 =======      -======
Total return ...................................................  (2.61%)      (9.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ........................ $11,624       5,562
Ratio of expenses to average net assets ........................   0.85%        0.85%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly .....................   0.96%        1.02%
Ratio of net investment income to average net assets ...........   5.65%        6.42%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly ....   5.54%        6.25%
Portfolio turnover .............................................     33%          39%

--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                                          REIT-6

Delaware Group Premium Fund-REIT Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the REIT Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $198 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over $2,500 million. Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-advisor to the Series.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                                          REIT-7

REIT Series
Notes to Financial Statements (Continued)

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                                Dividend disbursing
                Investment        transfer agent,
                management        accounting fees        Other expenses
              fee payable to     and other expenses      payable to DMC
                    DMC            payable to DSC        and affiliates
              --------------    -------------------      --------------
                  $6,162              $380                    None

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ......    $9,179,388
   Sales ..........    $2,673,114

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                 Aggregate         Aggregate
                  Cost of        unrealized       unrealized      Net unrealized
                investments     appreciation     depreciation      depreciation
                -----------     ------------     ------------     --------------
                $12,111,733       $199,381        ($814,642)        ($615,261)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                                     Year of Expiration
                              2006          2007        Total
                            --------      --------     --------
                            $127,938      $147,232     $275,170
4. Capital Shares
Transactions in capital shares were as follows:

                                                                         Shares issued upon
                                                                     reinvestment of dividends
                                                                        from net investment         Shares        Net
                                                        Shares sold            income            repurchased    increase
                                                        -----------  --------------------------  -----------    --------
Year ended December 31, 1999 .........................    864,979              15,718              (152,143)    728,554
Period ended December 31, 1998* ......................    636,299                   -               (24,899)    611,400

-------------------------
*Commenced operations on 5/4/98.

5. Line of Credit
The Series has a committed line of credit for $400,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                (A)*               (B)*
             Long-Term           Ordinary           (C)
           Capital Gains          Income           Total           (D)**
           Distributions       Distributions    Distribution    Qualifying
            (Tax Basis)         (Tax Basis)     (Tax Basis)     Dividends(1)
           -------------      --------------    ------------    ------------
                -                  100%             100%             -
-----------------
 * Items (A) and (B) are based on a percentage of the Series' total distributions.
** Item (D) is based on a percentage of ordinary income of the
   Series.
 1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                          REIT-8

Delaware Group Premium Fund-REIT Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-REIT Series

We have audited the accompanying statement of net assets of REIT Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period May 4, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REIT Series at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 4, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.




                                                           /s/ Ernst & Young LLP






Philadelphia, Pennsylvania
February 4, 2000

                                                                          REIT-9

FOR GROWTH OF CAPITAL

Social Awareness Series

Investment Strategy and Performance in 1999
   During fiscal 1999, the stock market experienced some of its biggest gains in history. The Dow Jones Industrial Average climbed to a new record high. The Standard and Poor's 500 Index also made impressive gains during the period. These advances, however, were driven by a small number of large-cap growth stocks and selected technology companies. Stocks of mid-size companies did not fare as well and their prices rose to a much lesser extent.
   Social Awareness Series--which invests in both mid- and large-cap stocks--did not benefit as much from the market's gains. The Series provided a total return of +12.91% for the year. The Series' benchmarks, the Standard & Poor's 500 Index and the Domini Social 400 Index, delivered returns of 21.0% and 24.49%, respectively.
   While over the long term, social screens should have no material impact on relative returns, the exposures created by the screens can impact returns in the short-term, especially in a period where certain market segments outperform others by a significant amount. The social screens result in the Series having a lower average market capitalization than the S&P 500. As a result, the Series emphasized the smaller companies in the Index, the segment that underperformed. In addition, the Series' emphasis on value stocks also dragged on returns compared to the Index.
   The Series' subadviser, Vantage Investment Advisors, located in New York, combines a socially responsible selection process with computer-driven, quantitative stock selection. In general, the Series seeks attractively priced stocks with favorable long-term prospects.
   Our stock picking technique evaluates some 1200 mid- and large-cap U.S. stocks every day. Companies are first examined to see whether they meet the Series' socially responsible screens. The Series avoids companies that:
   o Pollute the environment;
   o Produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;
   o Make military weapons;
   o Conduct animal testing for cosmetic or personal care products;
   o Make alcoholic beverages or tobacco products; or
   o Are involved in the gambling industry.

Portfolio Snapshot
   During fiscal 1999, approximately 800 companies met our social screens. We then analyze each company based on stock price and earnings fundamentals.
   This past year, we generally avoided the energy sector as we typically do, because many of these companies do not pass screens for environmental standards. However, energy delivered strong returns with the spike in oil prices and we missed out on this sector's strong performance.
   Instead, we overweighted the Series in areas of technology and financial services in an attempt to keep pace with the S&P 500. Our technology holdings, which offered attractive capital appreciation prospects, helped boost the Series' performance in 1999.
   While fiscal 1999 was a strong year for computers and technology, financial services companies did not fare as well. This past year was challenging for these companies as they dealt with a rapidly changing interest rate environment and increased pricing competition. The trouble experienced by this sector helps explain why the Series underperformed the S&P 500 Index for the year ended December 31, 1999.
   In 1999, we avoided many "super cap" stocks--very large company stocks with relatively high price/earnings ratios--because they fail to rate highly according to our growth and value investment parameters. One super cap stock that did meet our investment parameters this past year was Microsoft, which was a strong performer in 1999.

--------------------------------------------------------------------------------
Social Awareness Series Investment Objective
Seeks long-term capital appreciation. It attempts to achieve this objective by investing in large- and mid-capitalization stocks of U.S. companies expected to grow over time and deemed socially responsible.
--------------------------------------------------------------------------------

                                                              Social Awareness-1

Investment Outlook
   We believe the current economic environment of steady growth and low inflation provides fertile ground for long-term stock market growth.
   The positioning of Social Awareness Series' portfolio over the past year has helped it benefit from U.S. economic growth. At this time, we think there is room for continued optimism for the stock market and believe the Series is well positioned to capitalize on any market strength in the first half of 2000.

                            Social Awareness Series
                             Average Annual Returns
                      -----------------------------------
                      Lifetime                      21.27%
                      One Year                      12.91%

                      For periods ending December 31, 1999

Growth of a $10,000 Investment
May 1, 1997 through
December 31, 1999

Social Awareness Series
                          Dollar
                          Value
                          ------
05/01/1997              $10,000.00
05/31/1997              $10,480.00
06/30/1997              $10,790.00
07/31/1997              $11,860.00
08/31/1997              $11,440.00
09/30/1997              $12,290.00
10/31/1997              $12,020.00
11/30/1997              $12,560.00
12/31/1997              $12,840.00
03/31/1998              $14,671.01
06/30/1998              $14,742.33
09/30/1998              $12,205.46
12/31/1998              $14,823.83
06/30/1999              $15,510.04
12/31/1999              $16,738.75


  Period                              Domini
   End         S&P 500 Index     Social 400 Index
  ------       -------------     ----------------
05/01/1997       $10,000             $10,000
06/30/1997       $11,084             $10,944
09/30/1997       $11,914             $11,862
12/31/1997       $12,256             $12,419
03/31/1998       $13,966             $14,209
06/30/1998       $14,427             $14,769
09/30/1998       $12,992             $13,352
12/31/1998       $15,759             $16,709
03/31/1999       $16,546             $17,578
06/30/1999       $17,712             $18,771
09/30/1999       $16,605             $17,637
12/31/1999       $19,076             $20,803

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Social Awareness Series, the S&P 500 Index and the Domini Social 400 Index for the period from the Series' inception on May 1, 1997 through December 31, 1999. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objective and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Social Awareness-2

Delaware Group Premium Fund-Social Awareness Series
Statement of Net Assets
December 31, 1999

                                                          Number      Market
                                                         of Shares    Value
 COMMON STOCK-99.38%
 Banking, Finance & Insurance-19.52%
 A.G. Edwards ........................................      4,745   $ 152,137
 Allmerica Financial .................................      2,000     111,250
 Allstate ............................................      6,380     153,120
 Ambac Financial Group ...............................        500      26,094
 American Express ....................................      2,800     465,500
 American International Group ........................      4,125     446,016
 AmSouth Bancorp .....................................      4,455      86,037
 Bank One ............................................      3,512     112,603
 Chase Manhattan .....................................      6,210     482,439
 CITIGROUP ...........................................     10,335     574,238
 City National .......................................      4,025     132,573
 Comerica ............................................      2,662     124,282
 Conseco .............................................      3,700      66,137
 Countrywide Credit Industries .......................      6,000     151,500
 Dime Bancorp ........................................     12,800     193,600
 Federal Home Loan Mortgage ..........................      1,800      84,713
 Federal National Mortgage ...........................      5,600     349,650
*FIRSTPLUS Financial Group ...........................      6,800         476
 Financial Security Assurance Holdings ...............      1,200      62,550
 First Union .........................................      2,970      97,453
 Hibernia Class A ....................................     11,500     122,188
 John Nuveen .........................................      3,000     108,188
 J.P. Morgan .........................................      1,600     202,600
 Marsh & McLennan ....................................      3,215     307,635
 Mellon Financial ....................................      2,410      82,091
 Metris ..............................................     11,510     410,763
 Morgan Stanley Dean Witter ..........................      3,000     428,250
 National City .......................................      7,220     171,024
 Paine Webber Group ..................................      3,870     150,204
 PMI Group ...........................................      2,350     114,709
 PNC Bank ............................................      6,800     302,600
 SLM Holding .........................................      3,002     126,835
 SouthTrust ..........................................      1,700      64,281
 St. Paul ............................................      2,000      67,375
 T. Rowe Price Associates ............................      2,200      81,263
*UICI ................................................     11,000     116,188
 UnionBanCal .........................................      8,500     335,219
 Washington Mutual ...................................      4,000     104,000
                                                                    ---------
                                                                    7,167,781
                                                                    ---------
 Buildings & Materials-0.79%
*American Standard ...................................      1,300      59,637
 Kaufman & Broad Home ................................      8,000     193,500
 York International ..................................      1,400      38,413
                                                                    ---------
                                                                      291,550
                                                                    ---------
 Cable, Media & Publishing-6.02%
*Circle.Com ..........................................        925      11,389
 Dun & Bradstreet ....................................      4,805     141,747
 Gannett .............................................      2,070     168,834
 Knight-Ridder .......................................      1,700     101,150
 McGraw-Hill .........................................      5,800     357,425
 New York Times ......................................     10,200     501,075
 Omnicom Group .......................................      1,200     120,000
 Reynolds & Reynolds Class A .........................      6,700     150,750
*R.H. Donnelley ......................................      5,361     101,189
*Snyder Communications ...............................      3,700      71,225
 Time Warner .........................................      2,200     159,363

                                                          Number      Market
                                                         of Shares    Value
 COMMON STOCK (Continued)
 Cable, Media & Publishing (Continued)
*Valassis Communications .............................      7,500  $  316,875
*Ventiv Health .......................................      1,233      11,328
                                                                   ----------
                                                                    2,212,350
                                                                   ----------
 Chemicals-1.02%
 Lubrizol ............................................     12,100     373,588
                                                                   ----------
                                                                      373,588
                                                                   ----------
 Computers & Technology-23.35%
*Adaptec .............................................      3,100     154,612
 Adobe Systems .......................................      1,100      73,975
*America Online ......................................      4,400     331,925
*American Power Conversion ...........................      4,050     106,819
*Apple Computer ......................................      3,900     400,969
*BMC Software ........................................      6,300     503,606
*CISCO SYSTEMS .......................................     12,200   1,306,925
 Compaq Computer .....................................      5,000     135,312
 COMPUTER ASSOCIATES INTERNATIONAL ...................      8,600     601,462
*Compuware ...........................................      7,100     264,475
*Comverse Technology .................................      3,000     434,250
*Dell Computer .......................................      7,500     382,500
 Deluxe ..............................................      3,315      90,955
*EMC .................................................      6,940     758,195
*Lexmark International Group Class A .................      5,200     470,600
*Micron Technology ...................................      2,400     186,600
*MICROSOFT ...........................................     16,160   1,886,680
*SunGard Data Systems ................................      4,000      95,000
*Symantec ............................................      1,500      87,938
*Teradyne ............................................      4,600     303,600
                                                                   ----------
                                                                    8,576,398
                                                                   ----------
 Consumer Products-1.87%
 Avon Products .......................................      4,060     133,980
 Clorox ..............................................      2,380     119,892
 Gillete .............................................      3,300     135,919
*United Stationers ...................................     10,400     297,050
                                                                   ----------
                                                                      686,841
                                                                   ----------
 Electronics & Electrical Equipment-2.65%
*Applied Materials ...................................      1,400     177,362
 General Cable .......................................      9,000      68,063
*LSI Logic ...........................................      2,600     175,500
*Novellus Systems ....................................        700      85,772
*Sanmina .............................................      1,400     139,825
*Waters ..............................................      6,200     328,600
                                                                   ----------
                                                                      975,122
                                                                   ----------
 Energy-3.39%
 Apache ..............................................      7,600     280,725
*Barrett Resources ...................................      3,900     114,806
 Enron ...............................................     10,800     479,250
 Equitable Resources .................................      5,800     193,575
*Noble Drilling ......................................      4,400     144,100
 Questar .............................................      2,300      34,500
                                                                   ----------
                                                                    1,246,956
                                                                   ----------
 Food & Beverage-2.93%
*Agribrands International ............................         27       1,242
 General Mills .......................................      6,400     228,800
 Interstate Bakeries .................................      1,870      33,894
*Keebler Foods .......................................      9,300     261,563
 Quaker Oats .........................................      3,925     257,578

Top 10 stock holdings, representing 23.3% of net assets, are printed in bold.

                                                              Social Awareness-3

Social Awareness Series
Statement of Net Assets (Continued)

                                                          Number      Market
                                                         of Shares    Value
 COMMON STOCK (Continued)
 Food & Beverage (Continued)
*Suiza Foods .........................................      3,900  $  154,538
 Supervalu ...........................................      3,600      72,000
 Universal Foods .....................................      3,200      65,200
                                                                   ----------
                                                                    1,074,815
                                                                   ----------
 Healthcare & Pharmaceuticals-7.30%
*AmeriSource Health Class A ..........................      5,300      80,494
*AMGEN ...............................................     10,000     600,625
 Bergen Brunswig Class A .............................     12,294     102,194
*Biogen ..............................................        800      67,600
*Boston Scientific ...................................      4,000      87,500
 Cardinal Health .....................................      3,553     170,100
 C.R. Bard ...........................................      5,100     270,300
 Eli Lilly ...........................................      2,600     172,900
*Health Management Associates Class A ................     12,250     163,844
*IVAX ................................................      3,400      87,550
*Lincare Holdings ....................................      2,590      89,841
 McKesson ............................................      2,941      66,356
 Medtronic ...........................................     10,588     385,801
 Mylan Laboratories ..................................      6,200     156,163
*Rexall Sundown ......................................     12,900     133,031
*VISX ................................................        900      46,575
                                                                   ----------
                                                                    2,680,874
                                                                   ----------
 Industrial Machinery-1.67%
 Illinois Tool Works .................................      4,121     278,425
 Ingersoll-Rand ......................................      6,100     335,881
                                                                   ----------
                                                                      614,306
                                                                   ----------
 Leisure, Lodging & Entertainment-1.77%
*Brinker International ...............................      9,800     235,200
 McDonald's ..........................................      6,200     249,938
 Walt Disney .........................................      5,700     166,725
                                                                   ----------
                                                                      651,863
                                                                   ----------
 Metals & Mining-0.42%
 Cleveland Cliffs Iron ...............................      2,700      84,037
 Worthington Industries ..............................      4,300      71,219
                                                                   ----------
                                                                      155,256
                                                                   ----------
 Packaging & Containers-0.07%
*Sealed Air ..........................................        500      25,906
                                                                   ----------
                                                                       25,906
                                                                   ----------
 Retail-9.62%
 Dayton Hudson .......................................      1,000      73,437
*Dollar Tree Stores ..................................      3,500     169,531
 Gap .................................................      6,769     311,374

                                                          Number      Market
                                                         of Shares    Value
 COMMON STOCK (Continued)
 Retail (Continued)
 Home Depot ..........................................     11,400   $ 781,613
 Jostens .............................................      7,245     176,144
 Lowe's Companies ....................................      3,800     227,050
 Ross Stores .........................................     11,460     205,564
*Safeway .............................................      4,460     158,609
 TJX .................................................      8,520     174,128
 Tupperware Corporation ..............................      2,100      35,569
 WAL-MART STORES .....................................     13,200     912,450
*Zale ................................................      6,400     309,600
                                                                   ----------
                                                                    3,535,069
                                                                   ----------
 Telecommunications-13.16%
 ALLTEL ..............................................      4,850     401,034
 AT&T ................................................      9,892     502,017
 BELLSOUTH ...........................................     12,180     570,176
 CenturyTel ..........................................      7,350     348,206
 Corning .............................................      3,600     464,175
*MCI WorldCom ........................................      7,500     397,969
 Nortel Networks .....................................      2,300     232,300
 SBC COMMUNICATIONS ..................................     11,709     570,814
*Tellabs .............................................      6,400     410,800
*United States Cellular ..............................      2,300     232,156
 U.S.West ............................................      6,370     458,640
 Vodafone Group ......................................      5,000     247,500
                                                                   ----------
                                                                    4,835,787
                                                                   ----------
 Textiles, Apparel & Furniture-1.12%
 Shaw Industries .....................................      9,900     152,831
*Tommy Hilfiger ......................................      6,640     154,795
 Westpoint Stevens ...................................      5,900     103,250
                                                                   ----------
                                                                      410,876
                                                                   ----------
 Transportation & Shipping-1.66%
*Alaska Air Group ....................................      7,000     245,875
 Delta Air Lines .....................................      2,300     114,569
 Tidewater ...........................................      4,400     158,400
*UAL .................................................      1,180      91,524
                                                                   ----------
                                                                      610,368
                                                                   ----------
 Utilities-1.05%
 OGE Energy ..........................................      7,900     150,100
 Utilicorp United ....................................     12,100     235,194
                                                                   ----------
                                                                      385,294
                                                                   ----------
 Total Common Stock
   (cost $29,208,300) ................................             36,511,000
                                                                   ----------

                                                              Social Awareness-4

Social Awareness  Series
Statement of Net Assets (Continued)

                                                       Principal     Market
                                                         Amount      Value
REPURCHASE AGREEMENTS-3.92%
With Chase Manhattan 2.50% 1/3/00
   (dated 12/31/99, collateralized by
   $407,000 U.S. Treasury Notes 4.75%
   due 2/15/04, market value
   $390,683) .........................................   $382,000    $382,000
With J.P. Morgan Securities 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $155,000 U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $158,198 and $151,000 U.S. Treasury Notes 6.625%
   due 4/30/02, market value
   $154,186 and $151,000 U.S. Treasury Notes 6.25%
   due 6/30/02, market value
   $150,805) .........................................    453,000     453,000
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $155,000 U.S. Treasury Notes 5.625%
   due 11/30/00, market value
   $155,635 and $151,000 U.S. Treasury
   Notes 5.375% due 2/15/01, market
   value $153,145) ...................................    303,000     303,000
With Prudential Securities 2.75% 1/3/00
   (dated 12/31/99, collateralized by
   $315,000 U.S. Treasury Bills
   due 5/18/00, market value
   $308,836) .........................................    303,000     303,000
                                                                   ----------
Total Repurchase Agreements
   (cost $1,441,000) .........................................      1,441,000
                                                                   ----------



TOTAL MARKET VALUE OF SECURITIES-103.30% (COST $30,649,300) ..    $37,952,000

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(3.30%) ......     (1,213,382)
                                                                  -----------

NET ASSETS APPLICABLE TO 2,245,871 SHARES OUTSTANDING;
   EQUIVALENT TO $16.36 PER SHARE-100.00% ....................    $36,738,618
                                                                  ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par)    $29,576,854
Undistributed net investment income ..........................         91,862
Accumulated net realized loss on investments .................       (232,798)
Net unrealized appreciation of investments ...................      7,302,700
                                                                  -----------
Total net assets .............................................    $36,738,618
                                                                  ===========

------------
*Non-income producing security for the year ended December 31, 1999.

                             See accompanying notes

                                                              Social Awareness-5

Delaware Group Premium Fund-
Social Awareness Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Dividends ...........................................   $ 314,055
Interest ............................................      53,609
                                                       ----------
                                                          367,664
                                                       ----------

EXPENSES:
Management fees .....................................     241,011
Reports and statements to shareholders ..............      16,658
Accounting and administration .......................      12,730
Professional fees ...................................       5,650
Taxes (other than taxes on income) ..................       2,450
Registration fees ...................................       1,450
Custodian fees ......................................       1,249
Dividend disbursing and transfer agent
   fees and expenses ................................       1,050
Trustees' fees ......................................         568
Other ...............................................       4,698
                                                       ----------
                                                          287,514

Less expenses absorbed or waived ....................     (14,657)
Less expenses paid indirectly .......................      (1,002)
                                                       ----------
Total expenses                                            271,855
                                                       ----------

NET INVESTMENT INCOME ...............................      95,809
                                                       ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ....................     344,943
Net change in unrealized appreciation /
   depreciation of investments ......................   3,613,446
                                                       ----------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ..............................   3,958,389
                                                       ----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ........................  $4,054,198
                                                       ==========

See accompanying notes

Delaware Group Premium Fund-
Social Awareness Series
Statements of Changes in Net Assets

                                                        Year Ended   Year Ended
                                                         12/31/99     12/31/98
                                                        ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..............................  $    95,809   $   124,637
Net realized gain (loss) on investments ............      344,943      (574,831)
Net change in unrealized appreciation /
   depreciation of investments .....................    3,613,446     3,051,264
                                                      -----------   -----------
Net increase in net assets resulting
   from operations .................................    4,054,198     2,601,070
                                                      -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................     (123,491)      (33,744)
Net realized gain on investments ...................            -      (124,853)
                                                      -----------   -----------
                                                         (123,491)     (158,597)
                                                      -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................   15,310,894    19,771,054
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments .............................      123,491       158,597
                                                      -----------   -----------
                                                       15,434,385    19,929,651
Cost of shares repurchased .........................   (9,588,372)   (3,210,331)
                                                      -----------   -----------
Increase in net assets derived from
   capital share transactions ......................    5,846,013    16,719,320
                                                      -----------   -----------

NET INCREASE IN NET ASSETS .........................    9,776,720    19,161,793
                                                      -----------   -----------

NET ASSETS:
Beginning of year ..................................   26,961,898     7,800,105
                                                      -----------   -----------
End of year ........................................  $36,738,618   $26,961,898
                                                      ===========   ===========

                             See accompanying notes

                                                              Social Awareness-6

Delaware Group Premium Fund-Social Awareness Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                  Year Ended         5/1/97(1)
                                                                  December 31,           to
                                                                1999       1998       12/31/97
                                                              -------     -------    ----------
Net asset value, beginning of period ......................   $14.550     $12.840      $10.000

Income from investment operations:
Net investment income .....................................     0.036       0.065        0.051
Net realized and unrealized gain
   on investments .........................................     1.834       1.880        2.789
                                                              -------     -------      -------
Total from investment operations ..........................     1.870       1.945        2.840
                                                              -------     -------      -------

Less dividends and distributions:
Dividends from net investment income ......................    (0.060)     (0.050)        none
Distributions from net realized gain
   on investments .........................................      none      (0.185)        none
                                                              -------     -------      -------
Total dividends and distributions .........................    (0.060)     (0.235)        none
                                                              -------     -------      -------

Net asset value, end of period ............................   $16.360     $14.550      $12.840
                                                              =======     =======      =======

Total return ..............................................    12.91%      15.45%       28.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $36,739     $26,962       $7,800
Ratio of expenses to average net assets ...................     0.85%       0.83%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................     0.90%       0.89%        1.40%
Ratio of net investment income to average net assets ......     0.30%       0.80%        1.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly     0.25%       0.74%        0.53%
Portfolio turnover ........................................       22%         30%          52%

--------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized

                                                              Social Awareness-7

Delaware Group Premium Fund-Social Awareness Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Social Awareness Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $739 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $263 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fees were calculated at the rate of 0.75% of the average daily net assets of the Series. Vantage Global Advisors, Inc., an affiliate of DMC, receives a fee equal to 0.25% of average daily net assets up to $20 million, 0.35% of average daily net assets between $20 million and $50 million, and 0.40% of average daily net assets over $50 million of the Series for acting as a sub-advisor to this Series. The Series does not pay any fees to the sub-adviser.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                              Social Awareness-8

Social Awareness Series
Notes to Financial Statements (Continued)

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing             Other
   Investment                 transfer agent,             expenses
     management               accounting fees             payable
  fee payable to          and other expenses               to DMC
       DMC                   payable to DSC             and affiliates
  --------------          --------------------          --------------
    $21,857                     $1,555                     $3,132

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ..................................       $13,143,118
   Sales ......................................        $6,864,152

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate             Aggregate
     Cost of           unrealized            unrealized         Net unrealized
   investments        appreciation          depreciation         appreciation
   -----------        ------------          ------------        --------------
   $30,649,300         $10,332,872          ($3,030,172)          $7,302,700

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1999 as follows:

                    Year of
                  Expiration
     2006                           2007                 Total
   --------                       --------             --------
   $103,467                       $129,331             $232,798

4. Capital Shares
Transactions in capital shares were as follows:

                                                       Shares issued upon
                                                  reinvestment of distributions
                                                      from net investment
                                                     income and net realized        Shares               Net
                                      Shares sold      gain on investments       repurchased           increase
                                      -----------   ---------------------------  -----------          ----------
Year ended December 31, 1999 ......    1,034,353              8,635               (650,169)             392,819
Year ended December 31, 1998 ......    1,464,605             12,698               (231,596)           1,245,707

5. Line of Credit
The Series has a committed line of credit for $1,200,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

       (A)*                   (B)*
    Long-Term              Ordinary            (C)
   Capital Gains            Income            Total               (D)**
   Distributions         Distributions     Distribution       Qualifying
   (Tax Basis)             (Tax Basis)     (Tax Basis)       Dividends(1)
   -------------         -------------     ------------      ------------
       -                      100%             100%              100%

-----------
  * Items (A) and (B) are based on a percentage of the Series' total distributions.
 ** Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                              Social Awareness-9

Delaware Group Premium Fund-Social Awareness Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Social Awareness Series

We have audited the accompanying statement of net assets of Social Awareness Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Awareness Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

                                                             Social Awareness-10

FOR GROWTH OF CAPITAL

Small Cap Value Series

Investment Strategy and Performance in 1999
   For most of 1999, investors focused almost exclusively on a handful of companies--especially high priced technology and internet-related stocks.
   For much of the year, Small Cap Value Series stock selection strategy ran counter to market trends, resulting in a disappointing return of -4.86% for the year ended December 31, 1999. This was less than the Series' unmanaged benchmark, the Russell 2000 Index, largely due to the performance of our technology holdings. Although the Series' overall technology allocation was close to the Russell 2000 Index, the market clearly favored technology companies which had little or no earnings. Small Cap Value Series, however, looks for companies with high sales and earnings potential relative to competitors. This prevented us from investing in some of the technology sector's best performers. The Russell 2000 Value Index, which tracks the return of Small Cap Value Stocks and has a lower allocation to technology than the Russell 2000 Index, returned -1.55% for the year.

Portfolio Snapshot
   Small Cap Value Series focuses on less expensive stocks from smaller, under-recognized companies. We generally purchase stocks from companies with market capitalizations between $400 million and $1.4 billion. When selecting stocks, we look for companies that trade actively. This allows us to increase or decrease our holdings of a company without significantly affecting its price. Another important consideration is free cash flow, or the amount of money a business generates through its operations. Free cash flow helps us gauge a company's ability to expand and respond to competition.
   Because the market has been so narrowly focused on a few growth and technology stocks, we've been able to add high quality companies to our portfolio at inexpensive prices. For example, due to rising interest rates in the summer and fall of 1999, prices for a number of financial services companies fell and now meet Small Cap Value Series' value criteria. Over the next several months we may take advantage of these lower prices and increase the Series' allocation to the financial services sector.
   After nearly two years of recession, we expected many foreign economies to rebound in 1999. We added to our holdings of consumer cyclical stocks and energy stocks, which normally rise during periods of economic growth, to position Small Cap Value Series to benefit from this expected turnaround. This strategy worked well last April and May, during a brief period when undervalued consumer cyclical stocks and energy stocks rallied strongly.

Investment Outlook
   Three Federal Reserve interest rate hikes during the summer and fall of 1999 essentially brought us back to where we were a year ago, before the Fed tilted its interest rate policy in favor of economic growth as a means to compensate for the global recession. After a relatively uneventful transition to the year 2000, we think the Fed may raise rates again to slow the rapid pace of U.S. economic growth.
   We expect the global recovery that began in 1999 to continue throughout 2000. In our opinion, as the world's economies continue to recover, a wider range of companies may begin to demonstrate reliable earnings growth, attracting the attention of investors and sharing more in the stock market's appreciation potential. We have positioned Small Cap Value Series for this possibility.

-------------------------------------------------------------------------------
Small Cap Value Series Investment Objective
Seeks capital appreciation. It attempts to achieve this objective by investing in stocks of small companies whose market value appears low relative to underlying value or future potential.
-------------------------------------------------------------------------------

                                                             Small Cap Value-1

                             Small Cap Value Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +11.07%
                          Five Years           +12.81%
                          One Year              -4.86%
                      For periods ending December 31, 1999

Premium Fund
Growth of a $10,000 investment

                              Small Cap Value Series     Russell 2000 Index
12/27/1993                            10,000                 $10,000
12/31/1993                            10,210                 $10,000
12/31/1994                            10,290                 $ 9,818
12/31/1995                            12,744                 $12,610
12/31/1996                            15,617                 $14,690
12/31/1997                            20,757                 $17,974
12/31/1998                            19,762                 $17,516
12/31/1999                            18,802                 $21,182

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Small Cap Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                             Small Cap Value-2

Delaware Group Premium Fund-Small Cap Value Series
Statement of Net Assets
December 31, 1999

                                                           Number       Market
                                                         of Shares       Value
  COMMON STOCK-93.94%
  Aerospace & Defense-1.08%
  Cordant Technologies .....................              31,300     $ 1,032,900
                                                                     -----------
                                                                       1,032,900
                                                                     -----------
  Automobiles & Automotive Parts-6.44%
  Arvin Industries .........................              42,800       1,214,450
 *AVIS RENT A CAR ..........................              69,700       1,781,706
  BORG-WARNER AUTOMOTIVE ...................              46,808       1,895,724
  Federal Signal ...........................              78,300       1,257,694
                                                                     -----------
                                                                       6,149,574
                                                                     -----------
  Banking, Finance & Insurance-12.85%
  Bank United Class A ......................              24,700         673,075
  Colonial Bancgroup .......................              66,000         684,750
  Enhance Financial Services Group .........              64,200       1,043,250
  Everest Reinsurance Holdings .............              36,900         823,331
 *Farm Family Holdings .....................              26,500       1,119,625
 *Financial Federal ........................              61,950       1,413,234
  Horace Mann Educators ....................              47,700         936,113
  Liberty Financial Companies ..............              35,900         823,456
  North Fork Bancorporation ................              95,050       1,663,375
  PEOPLES HERITAGE FINANCIAL GROUP .........             113,400       1,708,088
  Westamerica Bancorporation ...............              49,300       1,377,319
                                                                     -----------
                                                                      12,265,616
                                                                     -----------
  Buildings & Materials-4.61%
  D.R. Horton ..............................              97,100       1,341,194
 *Griffon ..................................             104,800         818,750
 *JACOBS ENGINEERING GROUP .................              68,900       2,239,250
                                                                     -----------
                                                                       4,399,194
                                                                     -----------
  Business Services-2.60%
 *Metamor Worldwide ........................              33,600         978,600
 *Modis Professional Services ..............             105,600       1,504,800
                                                                     -----------
                                                                       2,483,400
                                                                     -----------
  Chemicals-5.00%
  CK Witco .................................              65,700         878,738
  Hanna (M.A.) .............................              71,700         784,219
  OM Group .................................              35,500       1,222,531
 *SCOTTS CLASS A ...........................              46,700       1,879,675
                                                                     -----------
                                                                       4,765,163
                                                                     -----------
  Computers & Technology-4.08%
 *Metro Information Services ...............              52,000       1,248,000
 *SYNOPSYS .................................              39,600       2,643,300
                                                                     -----------
                                                                       3,891,300
                                                                     -----------
  Electronics & Electrical Equipment-1.76%
 *Etec Systems .............................              37,500       1,682,813
                                                                     -----------
                                                                       1,682,813
                                                                     -----------
  Energy-9.72%
 *Forest Oil ...............................              48,800         643,550
  Helmerich & Payne ........................              31,200         680,550
 *Louis Dreyfus Natural Gas ................              36,400         659,750
  NICOR ....................................              49,600       1,612,000
  NUI ......................................              30,300         799,163
 *Ocean Energy .............................              79,700         617,675
 *Oceaneering International ................              57,500         858,906

------------------
Top 10 stock holdings, representing 22.3% of net assets, are printed in bold.

                                                           Number       Market
                                                         of Shares       Value
  COMMON STOCK (Continued)
  Energy (Continued)
 *Santa Fe Snyder ..........................             143,100      $1,144,800
 *Titan Exploration ........................             115,500         628,031
 *Tom Brown ................................              43,400         580,475
  Valero Energy ............................              52,800       1,049,400
                                                                     -----------
                                                                       9,274,300
                                                                     -----------
  Food, Beverage & Tobacco-6.12%
  Corn Products ............................              51,500       1,686,625
 *SUIZA FOODS ..............................              44,300       1,755,388
  UNIVERSAL FOODS ..........................             117,700       2,398,138
                                                                     -----------
                                                                       5,840,151
                                                                     -----------
  Healthcare & Pharmaceuticals-3.76%
 *AmeriSource Health Class A ...............              47,800         725,963
 *Conmed ...................................              31,900         825,413
 *VARIAN MEDICAL SYSTEMS ...................              68,300       2,036,194
                                                                     -----------
                                                                       3,587,570
                                                                     -----------
  Industrial Machinery-6.81%
  CLARCOR ..................................              55,850       1,005,300
  Harsco ...................................              28,200         895,350
  IDEX .....................................              32,950       1,000,856
  Milacron .................................              80,100       1,231,538
  Regal Beloit .............................              55,200       1,138,500
  Smith (A.O.) .............................              56,050       1,226,094
                                                                     -----------
                                                                       6,497,638
                                                                     -----------
  Metals & Mining-1.62%
 *CIRCOR International .....................              18,500         190,781
 *Mueller Industries .......................              37,400       1,355,750
                                                                     -----------
                                                                       1,546,531
                                                                     -----------
  Paper & Forest Products-3.38%
  Caraustar Industries .....................              43,600       1,046,400
  Chesapeake ...............................              32,100         979,050
  Rayonier .................................              24,900       1,202,981
                                                                     -----------
                                                                       3,228,431
                                                                     -----------
  Real Estate-6.64%
  Cabot Industrial Trust ...................              69,500       1,277,063
  Chateau Communities ......................              27,015         700,702
  Kilroy Realty ............................              41,600         915,200
  MeriStar Hospitality .....................              19,445         311,120
  Pan Pacific Retail Properties ............              64,300       1,048,894
  Prentiss Properties Trust ................              52,500       1,102,500
  Reckson Associates Realty ................              47,800         979,900
                                                                     -----------
                                                                       6,335,379
                                                                     -----------
  Retail-5.11%
 *BJ's Wholesale Club ......................              25,600         934,400
  Casey's General Stores ...................              97,500       1,017,656
 *ZALE .....................................              60,400       2,921,850
                                                                     -----------
                                                                       4,873,906
                                                                     -----------
  Telecommunications-1.69%
 *Brightpoint ..............................             122,600       1,609,125
                                                                     -----------
                                                                       1,609,125
                                                                     -----------


                                                               Small Cap Value-3

Small Cap Value Series
Statement of Net Assets (Continued)

                                                          Number       Market
                                                        of Shares       Value
   COMMON STOCK (Continued)
   Textiles, Apparel & Furniture-4.66%
  *Furniture Brands International ..........              63,600      $1,399,200
   HON Industries ..........................              47,900       1,050,806
   Kellwood ................................              55,900       1,086,556
   Wolverine World Wide ....................              83,500         913,281
                                                                     -----------
                                                                       4,449,843
                                                                     -----------
   Transportation & Shipping-4.39%
   Alexander & Baldwin .....................              47,500       1,083,594
  *Mesaba Holdings .........................              69,500         794,906
  *M.S. Carriers ...........................              45,200       1,079,150
   USFreightways ...........................              25,700       1,230,388
                                                                     -----------
                                                                       4,188,038
                                                                     -----------
   Utilities-1.62%
   California Water Service Group ..........              27,100         821,469
   Sierra Pacific Resources ................              41,732         722,485
                                                                     -----------
                                                                       1,543,954
                                                                     -----------
   Total Common Stock
   (cost $89,789,553) ......................                          89,644,826
                                                                     -----------

                                                        Principal      Market
                                                          Amount        Value
REPURCHASE AGREEMENTS-5.92%
With Chase Manhattan 2.50%
 1/3/00 (dated 12/31/99, collateralized
 by $1,594,000 U.S. Treasury Notes
 4.75% due 2/15/04, market
 value $1,531,284) .........................          $1,497,000     $1,497,000
With J.P. Morgan Securities 3.00%
 1/3/00 (dated 12/31/99, collateralized
 by $609,000 U.S. Treasury Notes
 6.375% due 9/30/01, market value
 $620,057 and $593,000 U.S. Treasury
 Notes 6.625% due 4/30/02, market
 value $604,334 and $591,500 U.S.
 Treasury Notes 6.25% due 6/30/02,
 market value $591,080) ....................           1,779,000      1,779,000
With PaineWebber 3.00% 1/3/00
 (dated 12/31/99, collateralized by
 $609,000 U.S. Treasury Notes
 5.625% due 11/30/00, market value
 $610,010 and $593,000 U.S.Treasury
 Notes 5.375% due 2/15/01, market
 value $600,252) ...........................           1,186,000      1,186,000
With Prudential Securities 2.75%
 1/3/00 (dated 12/31/99, collateralized
 by $1,236,000 U.S. Treasury Bills due
 5/18/00, market value $1,210,481) .........           1,186,000      1,186,000
Total Repurchase Agreements                                         -----------
 (cost $5,648,000) .........................                          5,648,000
                                                                    -----------
TOTAL MARKET VALUE OF SECURITIES-99.86% (cost $95,437,553) .......  $95,292,826

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.14% ............      132,056
                                                                    -----------
NET ASSETS APPLICABLE TO 6,211,017 SHARES OUTSTANDING;
   EQUIVALENT TO $15.36 PER SHARE-100.00% ........................  $95,424,882
                                                                    ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization- no par) ..  $93,705,646
Undistributed net investment income ..............................    1,123,621
Accumulated net realized gain on investments .....................      740,342
Net unrealized depreciation of investments .......................     (144,727)
                                                                    -----------
Total net assets .................................................  $95,424,882
                                                                    ===========
--------------
*Non-income producing security for the year ended December 31, 1999.

                             See accompanying notes

                                                               Small Cap Value-4

Delaware Group Premium Fund-
Small Cap Value Series
Statement of Operations
For the Year Ended December 31, 1999



INVESTMENT INCOME:
Dividends .................................................          $1,692,976
Interest ..................................................             258,270
                                                                     ----------
                                                                      1,951,246
                                                                     ----------
EXPENSES:
Management fees ...........................................             727,190
Accounting and administration .............................              38,405
Professional fees .........................................              13,685
Reports and statements to shareholders ....................               8,250
Registration fees .........................................               5,500
Custodian fees ............................................               6,341
Taxes (other than taxes on income) ........................               6,240
Dividend disbursing and transfer agent fees
   and expenses ...........................................               2,900
Trustee's fees ............................................               1,843
Other .....................................................              15,863
                                                                     ----------
                                                                        826,217
Less expenses paid indirectly .............................              (2,230)
                                                                     ----------
Total expenses ............................................             823,987
                                                                     ----------

NET INVESTMENT INCOME .....................................           1,127,259
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ..........................           2,075,493
Net change in unrealized appreciation / depreciation
   of investments .........................................          (8,409,767)
                                                                     ----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ....................................          (6,334,274)
                                                                     ----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................         ($5,207,015)
                                                                     ==========
See accompanying notes

Delaware Group Premium Fund-
Small Cap Value Series
Statements of Changes in Net Assets

                                                       Year             Year
                                                       Ended           Ended
                                                     12/31/99         12/31/98
                                                     --------         --------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .......................     $  1,127,259     $  1,245,041
Net realized gain (loss) on investments .....        2,075,493         (827,096)
Net change in unrealized appreciation /
   depreciation of investments ..............       (8,409,767)      (5,586,278)
                                                  ------------     ------------
Net decrease in net assets resulting
   from operations ..........................       (5,207,015)      (5,168,333)
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................       (1,227,218)        (638,385)
Net realized gain on investments ............         (503,474)      (2,340,745)
                                                  ------------     ------------
                                                    (1,730,692)      (2,979,130)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ...................       18,087,758       34,478,733
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ......................        1,730,692        2,979,130
                                                  ------------     ------------
                                                    19,818,450       37,457,863
Cost of shares repurchased ..................      (21,445,285)      (9,392,119)
                                                  ------------     ------------
Increase (decrease) in net assets derived
   from capital share transactions ..........       (1,626,835)      28,065,744
                                                  ------------     ------------
NET INCREASE (DECREASE)
   IN NET ASSETS ............................       (8,564,542)      19,918,281
                                                  ------------     ------------
NET ASSETS:
Beginning of year ...........................      103,989,424       84,071,143
                                                  ------------     ------------
End of year .................................     $ 95,424,882     $103,989,424
                                                  ============     ============

                             See accompanying notes

                                                               Small Cap Value-5

Delaware Group Premium Fund-Small Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                         Year Ended December 31,
                                                                    1999          1998           1997          1996          1995
                                                                  ------------------------------------------------------------------
Net asset value, beginning of year ............................   $16.450       $17.920        $14.500       $12.470        $10.290

Income (loss) from investment operations:
Net investment income .........................................     0.182         0.196          0.122         0.112          0.192
Net realized and unrealized gain (loss) on investments ........    (0.997)       (1.036)         4.338         2.548          2.208
                                                                  -------       -------        -------       -------        -------
Total from investment operations ..............................    (0.815)       (0.840)         4.460         2.660          2.400
                                                                  -------       -------        -------       -------        -------
Less dividends and distributions:
Dividends from net investment income ..........................    (0.195)       (0.135)        (0.110)       (0.180)        (0.150)
Distributions from net realized gain on investments ...........    (0.080)       (0.495)        (0.930)       (0.450)        (0.070)
                                                                  -------       -------        -------       -------        -------
Total dividends and distributions .............................    (0.275)       (0.630)        (1.040)       (0.630)        (0.220)
                                                                  -------       -------        -------       -------        -------
Net asset value, end of year ..................................   $15.360       $16.450        $17.920       $14.500        $12.470
                                                                  =======       =======        =======       =======        =======
Total return ..................................................    (4.86%)       (4.79%)        32.91%        22.55%         23.85%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .........................   $95,425      $103,989        $84,071       $23,683        $11,929
Ratio of expenses to average net assets .......................     0.85%         0.83%          0.80%         0.80%          0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly ...     0.85%         0.85%          0.90%         0.99%          0.96%
Ratio of net investment income to average net assets ..........     1.16%         1.32%          1.24%         1.28%          2.13%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly .........     1.16%         1.30%          1.14%         1.09%          1.97%
Portfolio turnover ............................................       47%           45%            41%           84%            71%

                             See accompanying notes

                                                               Small Cap Value-6

Delaware Group Premium Fund-Small Cap Value Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Small Cap Value Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,230 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the series, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.75% on the average daily net assets of the series.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000. No reimbursement was due for the year ended December 31, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.


                                                               Small Cap Value-7

Small Cap Value Series
Notes to Financial Statements (Continued)

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                              Dividend disbursing            Other
     Investment                 transfer agent,             expenses
     management                 accounting fees              payable
   fee payable to             and other expenses             to DMC
        DMC                     payable to DSC           and affiliates
   --------------             -------------------        --------------
      $58,470                        $962                    $18,966

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ....................................     $43,185,129
   Sales ........................................     $45,324,757

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate           Aggregate
     Cost of           unrealized          unrealized        Net unrealized
   investments        appreciation        depreciation        depreciation
   -----------        ------------        ------------       --------------
   $95,516,408         $8,780,502         ($9,004,084)          ($223,582)

4. Capital Shares
Transactions in capital shares were as follows:

                                                            Shares issued upon
                                                      reinvestment of distributions
                                                            from net investment                                      Net
                                                          income and net realized            Shares                increase
                                     Shares sold            gain on investments            repurchased            (decrease)
                                     -----------      -----------------------------        -----------            ----------
Year ended December 31, 1999: ......  1,162,723                   118,948                  (1,390,784)             (109,113)
Year ended December 31, 1998: ......  2,030,407                   175,656                    (578,317)            1,627,746

5. Line of Credit
The Series has a committed line of credit for $4,400,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                                           (A)*                     (B)*
                                        Long-Term                Ordinary                 (C)
                                       Capital Gains              Income                 Total                   (D)**
                                       Distributions           Distributions          Distribution           Qualifying
                                        (Tax Basis)             (Tax Basis)           (Tax Basis)           Dividends(1)
                                       -------------           -------------          ------------          ------------
Year ended December 31, 1998: .......       29%                      71%                   100%                   42%

  * Items (A) and (B) are based on a percentage of the Series' total distributions.
 ** Item (D) is based on a percentage of ordinary income of the Series.
 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                               Small Cap Value-8

Delaware Group Premium Fund-Small Cap Value Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Small Cap Value Series

We have audited the accompanying statement of net assets of Small Cap Value Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

                                                               Small Cap Value-9

FOR INCOME

Strategic Income Series

Investment Strategy and Performance in 1999
   In 1999, bond market conditions were shifting and sometimes volatile. The Series provided a total return of -3.29% (capital change plus reinvestment of distributions) for the year ended December 31, 1999. Its benchmark Lehman Brothers Aggregate Bond Index returned -0.82%, and the Lehman Brothers Treasury Index returned -2.56% for the same period.
   Strategic Income Series invests primarily in:
   o U.S. government and investment grade corporate bonds;
   o higher risk, high-yield U.S. corporate bonds; and
   o foreign government and investment grade corporate bonds.

Portfolio Snapshot
   Following the economic crises of the summer of 1998, global markets responded positively as the U.S., 11 Euro-zone nations and other countries abroad lowered interest rates during the fall of 1998. Lower interest rates added liquidity, helping to ease both domestic and international concerns. The International Monetary Fund also played a role in the global turnaround by providing billions of dollars to struggling economies in Brazil, Russia and Asia.
   Lower interest rates, continued growth of the U.S. economy and a brightening picture abroad restored faith in the equity markets worldwide. This favorable scenario for stocks, however, put a damper on both U.S. and foreign fixed income securities, which had benefited from a global flight to quality in 1998.
   Robust U.S. economic growth and improved foreign economies reduced demand for U.S. government debt, reducing bond prices and pushing yields higher. U.S. Treasury bonds, particularly 30-year Treasuries, were hit hardest. The yield on the benchmark 30-year bond rose from 5.09% on January 1, 1999 to 6.50% as of December 31, 1999.
   U.S. government bonds, which represented 6.86% of net assets, fared better than corporate bonds in 1999. However, because we tend to underweight U.S. Treasuries relative to the Index, this contributed less to the Series' performance.
   Our most significant holdings in non-government securities during the past year were corporate bonds. These bonds began to appreciate from early winter through spring 1999, as they capitalized on the comeback of both equity and credit markets. We reduced our holdings in response to the trend of monetary tightening by the Federal Reserve Board and in anticipation of Y2K anxiety. We will probably increase our weighting in this area when we believe that the yield premium is large enough to compensate for the uncertainty facing this segment of the bond market
   Investment grade corporate bonds represented 6.82% of the total assets as of December 31, 1999.
   Throughout fiscal 1999, the high-yield bond market suffered from reduced demand and a corresponding low level of liquidity. The lack of liquidity stemmed in large part from unwillingness among Wall Street underwriters to use their own capital to create capital markets for issues they had underwritten.
   Our allocation to U.S. high-yield bonds represented 36.10% of the Series' total assets as of December 31, 1999. The Series' return was negatively impacted by this sector's disappointing performance. Typically, we expect high-yield bonds to lead the Series' investments, in terms of both income generated and total return potential.
   Foreign bonds represented 28.76% of the Series net assets as of December 31, 1999. Demand for foreign fixed-income investments appeared to wane as investor confidence increased with economic recovery. Over the year, we lost value in our investments in Australia and New Zealand, due to decreased demand in commodities. We reduced our exposure to these countries in favor of better values we see in Europe. The Euro's weakness increased bond yields in European Monetary Union member nations, creating better value.

 Investment Outlook
   As long as the stock market continues to perform well, we do not foresee any stampede into fixed-income securities. As a result, we don't expect demand to push bond prices higher. As yields rise on a global basis, fixed-income markets appear increasingly attractive. In 2000, we will continue to maintain positions in liquid securities while also investing in sectors where yields seem high enough to overcompensate for perceived risk. We believe this should help us to maximize our return potential.


--------------------------------------------------------------------------------
Strategic Income Series Investment Objective
To seek high current income and total return. It attempts to achieve its objective by investing primarily in three sectors of the fixed-income market: high-yield, investment grade U.S. bonds and high quality international fixed-income securities.
--------------------------------------------------------------------------------

                                                              Strategic Income-1

                            Strategic Income Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime              +1.99%
                          One Year              -3.29%

                      For periods ending December 31, 1999



Growth of a $10,000 Investment
May 1, 1997 to
December 31, 1999


                                                             Lehman Brothers
                              Strategic Income Series      Aggregate Bond Index
            05/01/1997             $10,000.00                   $10,000
            06/30/1997             $10,230.00                   $10,214
            09/30/1997             $10,570.00                   $10,554
            12/31/1997             $10,620.00                   $10,865
            03/31/1998             $10,837.23                   $11,033
            06/30/1998             $10,826.95                   $11,291
            09/30/1998             $10,724.13                   $11,768
            12/31/1998             $10,898.92                   $11,808
            03/31/1999             $10,944.00                   $11,748
            06/30/1999             $10,660.73                   $11,644
            09/30/1999             $10,562.53                   $11,724
            12/31/1999             $10,540.00                   $11,710

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Strategic Income Series and the Lehman Brothers Aggregate Bond Index for the period from the Series' inception on May 1, 1997 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Strategic Income-2

Delaware Group Premium Fund-Strategic Income Series
Statement of Net Assets
December 31, 1999

                                                         Principal     Market
                                                          Amount*      Value
                                                                      (U.S. $)
CORPORATE BONDS-42.92%
Aerospace & Defense-0.50%
Lockheed Martin notes 8.20% 12/1/09 ..................   $100,000  $   99,787
                                                                   ----------
                                                                       99,787
                                                                   ----------
Automobiles & Automotive Parts-2.87%
Accuride sr sub notes 9.25% 2/1/08 ...................    150,000     138,750
Avis Rent A Car co guarantee
   11.00% 5/1/09 .....................................    200,000     211,500
Meritor Automotive notes 6.80% 2/15/09 ...............    150,000     135,973
Stanadyne Automotive co guarantee
   10.25% 12/15/07 ...................................    100,000      83,000
                                                                   ----------
                                                                      569,223
                                                                   ----------
Banking, Finance & Insurance-2.58%
American Financial Group debs
   7.125% 4/15/09 ....................................     50,000      45,549
Banco Santander notes 6.50% 11/1/05 ..................     50,000      47,220
Caithness Coso Fund sec 9.05% 12/15/09 ...............    150,000     148,875
Conseco notes 9.00% 10/15/06 .........................    100,000     102,565
Fairfax Financial Holdings notes
   7.375% 3/15/06 ....................................     75,000      67,714
Osprey Trust sec 8.31% 1/15/03 .......................    100,000      99,054
                                                                   ----------
                                                                      510,977
                                                                   ----------
Building & Materials-0.84%
Henry co guarantee 10.00% 4/15/08 ....................    200,000     166,000
                                                                   ----------
                                                                      166,000
                                                                   ----------
Cable, Media & Publishing-5.25%
Adelphia Communications sr notes
   7.75% 1/15/09 .....................................    150,000     135,750
American Lawyer Media co guarantee
   9.75% 12/15/07 ....................................    100,000      99,000
American Media Operation sr sub notes
   10.25% 5/1/09 .....................................    200,000     202,500
Cox Communications notes 6.15% 8/1/03 ................     65,000      62,466
Muzak co guarantee 9.875% 3/15/09 ....................    200,000     193,500
PSiNet sr notes 10.00% 2/15/05 .......................    150,000     149,250
STC Broadcasting sr sub notes
   11.00% 3/15/07 ....................................    150,000     150,000
United News and Media notes
   7.75% 7/1/09 ......................................     50,000      48,599
                                                                   ----------
                                                                    1,041,065
                                                                   ----------
Chemicals-5.50%
Equistar Chemicals notes 8.75% 2/15/09 ...............    100,000      99,000
General Chemical sr sub notes
   10.625% 5/1/09 ....................................    200,000     198,000
Huntsman sr sub notes 9.50% 7/1/07 ...................     25,000      23,750
LaRoche sr sub notes 9.50% 9/15/07 ...................    200,000      55,000
Lyondell Chemical sr notes
   9.625% 5/1/07 .....................................    250,000     257,500
Octel Developments co guarantee
   10.00% 5/1/06 .....................................    300,000     309,000
Sterling Chemicals sr sub notes
   11.75% 8/15/06 ....................................    200,000     150,000
                                                                   ----------
                                                                    1,092,250
                                                                   ----------
Computers & Technology-0.74%
Seagate Technology sr notes
   7.45% 3/1/37 ......................................    100,000      86,367
Sun Microsystems sr notes
   7.65% 8/15/09 .....................................     60,000      59,791
                                                                   ----------
                                                                      146,158
                                                                   ----------

                                                          Principal    Market
                                                           Amount*     Value
                                                                      (U.S. $)
CORPORATE BONDS (Continued)
Consumer Products-1.06%
Drypers sr notes 10.25% 6/15/07 ......................    $25,000    $ 20,438
Outboard Marine co guarantee
   10.75% 6/1/08 .....................................    200,000     146,000
Precise Technology co guarantee
   11.125% 6/15/07 ...................................     25,000      22,563
Riddell Sports co guarantee
   10.50% 7/15/07 ....................................     25,000      21,313
                                                                     --------
                                                                      210,314
                                                                     --------
Energy-0.92%
General Electric Capital notes
   8.85% 3/1/07 ......................................     75,000      81,162
PSEG Energy sr notes 10.00% 10/1/09 ..................    100,000     101,960
                                                                     --------
                                                                      183,122
                                                                     --------
Food, Beverage & Tobacco-2.52%
Big V Supermarkets sr sub notes
   11.00% 2/15/04 ....................................    150,000     147,000
Canandaigua Brands co guarantee
   8.50% 3/1/09 ......................................    200,000     191,000
Standard Commercial Tobacco co
   guarantee 8.875% 8/1/05 ...........................    200,000     163,000
                                                                     --------
                                                                      501,000
                                                                     --------
Industrial Machinery-2.13%
Alliance Laundry Systems co guarantee
   9.625% 5/1/08 .....................................    300,000     267,000
Burke Industries co guarantee
   10.00% 8/15/07 ....................................     25,000      12,000
Holley Performance Products sr notes
   12.25% 9/15/07 ....................................    150,000     143,250
                                                                     --------
                                                                      422,250
                                                                     --------
Leisure, Lodging & Entertainment-2.30%
Cinemark USA sr sub nts 9.625% 8/1/08 ................    100,000      92,500
Derby Cycle sr notes 10.00% 5/15/08 ..................    200,000     114,000
Hollywood Casino co guarantee
   11.25% 5/1/07 .....................................    200,000     209,000
United Artists Theatre sr sub notes
   9.75% 4/15/08 .....................................    200,000      40,000
                                                                     --------
                                                                      455,500
                                                                     --------
Metals & Mining-1.88%
Algoma Steel 1st mtg nts12.375% 7/15/05 ..............    200,000     189,000
Metallurg co guarantee 11.00% 12/1/07 ................    200,000     185,000
                                                                     --------
                                                                      374,000
                                                                     --------
Packaging & Containers-1.00%
Riverwood International co guarantee
   10.875% 4/1/08 ....................................    200,000     198,000
                                                                     --------
                                                                      198,000
                                                                     --------
Paper & Forest Products-0.94%
US Timberlands sr notes
   9.625% 11/15/07 ...................................    200,000     186,000
                                                                     --------
                                                                      186,000
                                                                     --------
Retail-2.91%
Advance Stores co guarantee
    10.25% 4/15/08 ...................................    300,000     261,000
Frank's Nursery and Crafts sr sub notes
   10.25% 3/1/08 .....................................    250,000     170,000

                                                              Strategic Income-3

Strategic Income Series
Statement of Net Assets (Continued)

                                                         Principal    Market
                                                          Amount*     Value
                                                                     (U.S. $)
   CORPORATE BONDS (Continued)
   Retail (Continued)
   Leslie's Poolmart sr notes
     10.375% 7/15/04 .................................    $25,000  $   22,375
   Wilsons The Leather Expert co
     guarantee 11.25% 8/15/04 ........................    125,000     125,000
                                                                   ----------
                                                                      578,375
                                                                   ----------
   Telecommunications-5.28%
   Global Crossing sr notes
      9.50% 11/15/09 .................................    150,000     149,250
   KMC Telecom Holdings sr notes
      13.50% 5/15/09 .................................    125,000     123,438
   Metromedia Fiber Network sr notes
      10.00% 11/15/08 ................................    150,000     154,125
***Microcell Telecommunications sr disc
      notes 14.00% 6/1/06 ............................    175,000     155,313
***Nextel Communications sr disc nts
      10.65% 9/15/07 .................................    200,000     150,500
   Nextlink Communications sr notes
      10.75% 11/15/08 ................................    150,000     156,000
***Telecorp PCS co guarantee
      11.625% 4/15/09 ................................    250,000     158,125
                                                                   ----------
                                                                    1,046,751
                                                                   ----------
   Textiles, Apparel & Furniture-0.65%
   McNaughton Apparel Group co
      guarantee 12.50% 6/1/05 ........................    150,000     128,250
                                                                   ----------
                                                                      128,250
                                                                   ----------
   Utilities-0.58%
   Ras Laffan Liquid Natural Gas sec
      8.294% 3/15/14 .................................    125,000     114,166
                                                                   ----------
                                                                      114,166
                                                                   ----------
   Miscellaneous-2.47%
   Allied Waste sr sub notes
      10.00% 8/1/09 ..................................    150,000     134,250
   Budget Group sr notes 9.125% 4/1/06 ...............    200,000     186,000
   First Wave Marine sr notes
      11.00% 2/1/08 ..................................    100,000      70,625
   Stagecoach Holdings notes
      8.625% 11/15/09 ................................    100,000      99,818
                                                                   ----------
                                                                      490,693
                                                                   ----------
   Total Corporate Bonds
     (cost $9,239,715)                                              8,513,881
                                                                   ----------

   Foreign Bonds-28.76%
   Australia-1.69%
   Queensland Treasury Global
     8.00% 8/14/01 ................................... A$ 200,000     135,082
     8.00% 5/14/03 ...................................    100,000      68,143
   Toyota Finance Australia
     7.00% 12/5/01 ...................................    200,000     131,861
                                                                   ----------
                                                                      335,086
                                                                   ----------
   Austria-1.89%
   Bank of Austria 10.875% 11/17/04 ...................A$ 200,000     147,102
   Republic of Austria 7.25% 5/3/07 .................Dem  400,000     227,644
                                                                   ----------
                                                                      374,746
                                                                   ----------

                                                         Principal    Market
                                                          Amount*     Value
                                                                     (U.S. $)
FOREIGN Bonds (Continued)
Canada-2.95%
General Electric Capital of Canada
      7.125% 2/12/04 ...........................   C$     150,000    $105,773
Government of Canada 10.25% 3/15/14                       160,000     151,314
Ontario Province 6.25% 12/3/08 .................  NZ$     400,000     185,226
Scott's Hospitality 10.95% 4/16/01 .............   C$     100,000      72,683
Toyota Credit Canada 8.00% 12/29/00 ............          100,000      70,661
                                                                     --------
                                                                      585,657
                                                                     --------
Germany-0.42%
Deutschland Republic 6.25% 1/4/24 ..............   Eu      80,000      83,535
                                                                     --------
                                                                       83,535
                                                                     --------
Greece-0.68%
Hellenic Republic 8.70% 4/8/05 .................  Grd  40,000,000     134,031
                                                                     --------
                                                                      134,031
                                                                     --------
Italy-1.05%
Buoni Poliennali Del Tes
   4.50% 5/1/09 ................................   Eu     130,000     121,680
   9.50% 2/1/01 ................................           83,000      88,330
                                                                     --------
                                                                      210,010
                                                                     --------
Netherlands-1.93%
Bank Neder Gemeenten 9.125% 9/27/04 ............   C$     300,000     228,144
Rabobank Nederland 9.75% 8/5/04 ................          200,000     155,359
                                                                     --------
                                                                      383,503
                                                                     --------
Netherlands Antilles-1.01%
Commerzbank 10.25% 4/28/00 .....................   A$     300,000     199,692
                                                                     --------
                                                                      199,692
                                                                     --------
New Zealand-2.30%
New Zealand Government
   8.00% 4/15/04 ...............................  NZ$     220,000     118,863
   8.00% 11/15/06 ..............................          620,000     337,892
                                                                     --------
                                                                      456,755
                                                                     --------
South Africa-5.66%
Electric Supply Communication
   11.00% 6/1/08 ...............................   Sa   2,100,000     289,386
Republic of South Africa
   12.50% 1/15/02 ..............................        1,900,000     309,976
   12.50% 12/21/06 .............................        2,200,000     339,195
Transnet 16.50% 4/1/10 .........................        1,000,000     183,865
                                                                     --------
                                                                    1,122,422
                                                                     --------
Supranational-0.49%
International Bank of
   Reconstruction & Development
   5.50% 4/15/04 ...............................  NZ$     200,000      97,028
                                                                     --------
                                                                       97,028
                                                                     --------
Sweden-4.63%
Swedish Government
   8.00% 8/15/07 ...............................   Sk   3,800,000     509,909
   9.00% 4/20/09 ...............................        1,000,000     144,830
   10.25% 5/5/00 ...............................          400,000      47,996
   10.25% 5/5/03 ...............................        1,600,000     216,135
                                                                     --------
                                                                      918,870
                                                                     --------
United Kingdom-3.78%
DeBeers Centenary 8.25% 3/31/09 ................  Gbp      50,000       82,971
Ford Credit Europe Bank 9.45% 3/1/00 ...........  Grd  80,000,000      243,043
Halifax 5.625% 7/23/07 .........................  Dem     400,000      205,157

                                                              Strategic Income-4

Strategic Income Series
Statement of Net Assets (Continued)

                                                          Principal     Market
                                                           Amount*      Value
                                                                       (U.S. $)
   FOREIGN BONDS (Continued)
   United Kingdom (Continued)
   Northumbrian Water Group
      9.25% 2/1/02 .............................  Gbp      40,000   $   66,907
   United Kingdom Treasury
      8.00% 6/10/03                                        90,000      152,836
                                                                    ----------
                                                                       750,914
                                                                    ----------
   United States-0.28%
   Toyota Motor Credit 7.50% 11/5/01 ...........  Itl 100,000,000       54,588
                                                                    ----------
                                                                        54,588
                                                                    ----------
   Total Foreign Bonds
      (cost $6,246,869) ........................                     5,706,837
                                                                    ----------

   U.S. Treasury Obligations-6.86%
  +U.S. Treasury Bond 6.125% 11/15/27 ..........          120,000      111,759
   U.S. Treasury Inflation Index Notes
      3.625% 7/15/02 ...........................          104,836      103,822
   U.S. Treasury Notes
      5.875% 11/15/04 ..........................          750,000      735,526
      6.125% 8/15/29 ...........................          365,000      347,997
+++U.S. Treasury Strips 8.875% 2/15/19 .........          225,000       61,743
                                                                    ----------
   Total U.S. Treasury Obligations
      (cost $1,434,885) ........................                     1,360,847
                                                                    ----------

   Agency Mortgage-Backed Securities-6.83%
   Federal Home Loan Mortgage Corporation
      6.25% 10/15/02 ...........................        $ 100,000       99,061
      6.50% 1/25/15 ............................          100,000       97,563
   Federal National Mortgage Association
      6.50% 7/25/28 ............................           47,039       46,341
      7.50% 9/1/29 .............................           89,449       88,498
   Government National Mortgage Association
      7.50% 11/15/29 ...........................          574,598      568,493
      8.00% 11/15/29 ...........................          449,699      454,477
                                                                    ----------
   Total Agency Mortgage-Backed Securities
      (cost $1,365,258) ........................                     1,354,433
                                                                    ----------

   Asset-Backed Securities-5.77%
   CIT RV Trust Series
      98-A A5 6.12% 11/15/13 ...................          100,000       96,450
   Countrywide Home Equity Loan
      Series 97-1 A4 6.95% 5/25/21 .............           50,000       49,695
   EQCC Home Equity Loan Trust Series
      99-3 A3F 7.067% 1/25/25 ..................           75,000       74,133
      98-2 A3F 6.229% 3/15/13 ..................          211,000      208,363
   Honda Auto Lease Trust Series 99-A A4
      6.45% 9/16/02 ............................          100,000       99,550
   MBNA Master Credit Card Trust
      99-L A 5.66% 3/16/09 .....................          400,000      401,360
   MetLife Capital Equipment Loan Trust
      Series 97-AA 6.85% 5/20/08 ...............           60,000       59,754
   NationsCredit Grantor Trust
      Series 97-1A 6.75% 8/15/13 ...............           73,602       72,498

                                                         Principal     Market
                                                          Amount*      Value
                                                                      (U.S. $)
   ASSET-BACKED SECURITIES (Continued)
   Philadelphia, Pennsylvania Authority
      For Industrial Development
      Tax Claim Revenue Class A
      6.488% 6/15/04 ...........................          $89,420   $   84,055
                                                                    ----------
   Total Asset-Backed Securities
      (cost $1,160,728) ........................                     1,145,858
                                                                    ----------

   COLLATERIZED MORTGAGE OBLIGATIONS-3.60%
   Asset Securitization Corporation Series
      97-D5 A2 6.816% 2/14/41 ..................           75,000       67,594
   DLJ Commerical Mortgage Series
      99-CG1 A1B 6.46% 1/10/09 .................          100,000       93,125
   First Union-Chase Commerical Mortgage Series
      99-C2 A2 6.65% 4/15/09 ...................          105,000       99,291
   Government National Mortgage Series
      98-9 B 6.85% 12/20/25 ....................          100,000       95,008
   Lehman Large Loan Series
      97-LLI A1 6.79% 6/12/04 ..................           94,915       94,010
   Mortgage Capital Funding Series
      96-MC2-C 7.224% 9/20/06 ..................          100,000       96,313
   Nomura Asset Securities-Series 93-1
      A1 6.68% 12/15/01 ........................           72,457       71,257
   Residential Accredit Loans Series
      98-QS9 A3 6.75% 7/25/28 ..................          100,000       98,648
                                                                    ----------
   Total Collateralized Mortgage
      Obligations (cost $752,123) ..............                       715,246
                                                                    ----------

                                                            Number
                                                           of Shares
   PREFERRED STOCKS-0.26%
   Energy-0.00%
   TCR Holdings
   Class B .....................................              219            2
   Class C .....................................              121            1
   Class D .....................................              318            3
   Class E .....................................              658            7
                                                                    ----------
                                                                            13
                                                                    ----------
   Telecommunications-0.26%
   21st Century
      Telecommunications pik ...................               62       51,784
                                                                    ----------
                                                                        51,784
                                                                    ----------
   Total Preferred Stocks
      (cost $56,493) ...........................                        51,797
                                                                    ----------

   WARRANTS-0.07%
   Banking, Finance & Insurance-0.07%
 **21st Century Telecommunications .............            2,750       10,000
 **American Banknote ...........................            3,011        3,000
                                                                    ----------
   Total Warrants
      (cost $5,761) ............................                        13,000
                                                                    ----------

                                                              Strategic Income-5

Strategic Income Series
Statement of Net Assets (Continued)
                                                         Principal    Market
                                                          Amount*     Value
                                                                     (U.S. $)
REPURCHASE AGREEMENTS-2.36%
With Chase Manhattan 2.50% 1/3/00
   (dated 12/31/99, collateralized by
   $132,000 U.S. Treasury Notes 4.75%
   due 2/15/04, market value
   $127,155) ..........................................  $124,500      $124,500
With J.P. Morgan Securities 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $51,000 U.S. Treasury Notes 6.375%
   due 9/30/01, market value $51,488 and
   $49,000 U.S. Treasury Notes 6.625%
   due 4/30/02, market value $50,183
   and $49,000 U.S. Treasury Notes
   6.25% due 6/30/02, market value
   $49,082) ...........................................   148,000       148,000
With PaineWebber 3.00% 1/3/00
   (dated 12/31/99, collateralized by
   $51,000 U.S. Treasury Notes 5.625%
   due 11/30/00, market value $50,654 and
   $49,000 U.S.Treasury Notes 5.375%
   due 2/15/01, market value $49,844) .................    98,500        98,500
With Prudential Securities 2.75% 1/3/00
   (dated 12/31/99, collateralized by
   $103,000 U.S. Treasury Bills due
   5/18/00, market value $100,516). ...................    98,000        98,000
                                                                       --------
Total Repurchase Agreements
   (cost $469,000) ....................................                 469,000
                                                                       --------
TOTAL MARKET VALUE OF SECURITIES-97.43% (cost $20,730,832) ........ $19,330,899

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.57% .............     510,920
                                                                    -----------
NET ASSETS APPLICABLE TO 2,054,186 SHARES OUTSTANDING;
   EQUIVALENT TO $9.66 PER SHARE-100.00% .......................... $19,841,819
                                                                    ===========
Components of net assets at December 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) .... $21,507,546
Undistributed net investment income++ .............................   1,622,698
Accumulated net realized loss on investments ......................  (1,876,813)
Net unrealized depreciation of investments and foreign currencies .  (1,411,612)
                                                                    -----------
Total net assets .................................................. $19,841,819
                                                                    ===========
---------------------
 *Principal amount is stated in the currency in which each bond is denominated.
  A$ - Australian Dollars
  C$ - Canadian Dollars
  Dem - German DeutscheMarks
  Eu - European Monetary Units
  Gbp - British Pounds
  Grd - Greek Drakma
  Itl - Italian Lire
  NZ$ - New Zealand Dollars
  Sa - South African Rand
  Sk - Swedish Kroner
  $ - U. S. Dollars

 **Non income producing security for the year ended December 31, 1999.
***Zero coupon security as of December 31, 1999. The coupon shown is the step-up rate.
  +Fully or partially pledged as collateral for financial futures contracts. ++Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
+++Zero coupon security as of December 31, 1999. The coupon shown is the effective rate.

   Summary of Abbreviations:
   1st mtg - first mortgage
   co guarantee - company guaranteed
   debs - debentures
   disc - discount
   pik - payment in kind
   sec - secured
   sr - senior
   sub - subordinated

                             See accompanying notes

                                                              Strategic Income-6

Delaware Group Premium Fund-
Strategic Income Series
Statement of Operations
Year Ended December 31, 1999


INVESTMENT INCOME:
Interest ...................................................   $1,811,141
Dividends ..................................................       41,905
Foreign tax withheld .......................................       (1,232)
                                                               ----------
                                                                1,851,814
                                                               ----------
EXPENSES:
Management fees ............................................      138,695
Accounting and administration ..............................        8,454
Custodian fees .............................................        7,075
Professional fees ..........................................        2,941
Registration fees ..........................................        2,700
Taxes (other than taxes on income) .........................        2,240
Reports and statements to shareholders .....................        2,335
Dividend disbursing and transfer agent
   fees and expenses .......................................          748
Trustees' Fees .............................................          541
Other ......................................................        6,558
                                                               ----------
                                                                  172,287
Less expenses paid indirectly ..............................       (1,666)
                                                               ----------

Total expenses .............................................      170,621
                                                               ----------

NET INVESTMENT INCOME ......................................    1,681,193
                                                               ----------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES:
Net realized loss on:
   Investments .............................................   (1,766,565)
   Futures contracts .......................................      (20,267)
   Options written .........................................       (2,701)
   Foreign currencies ......................................      (35,237)
                                                               ----------
Net realized loss ..........................................   (1,824,770)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies ......     (600,544)
                                                               ----------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES ......................................   (2,425,314)
                                                               ----------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................    ($744,121)
                                                               ==========

                             See accompanying notes

Delaware Group Premium Fund-
Strategic Income Series
Statements of Changes in Net Assets

                                                       Year Ended   Year Ended
                                                        12/31/99    12/31/98
                                                       ----------  ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ............................     $1,681,193  $1,235,293
Net realized loss on investments and
   foreign currencies ............................     (1,824,770)   (144,029)
Net change in unrealized appreciation /
   depreciation of investments and
   foreign currencies ............................       (600,544)   (784,625)
                                                      -----------  ----------
Net increase (decrease) in net assets
   resulting from operations .....................       (744,121)    306,639
                                                      -----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................     (1,197,603)   (246,632)
Net realized gain on investments                                -     (22,836)
                                                      -----------  ----------
                                                       (1,197,603)   (269,468)
                                                      -----------  ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................      5,634,142  16,915,964
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments ..................      1,197,603     269,468
                                                      -----------  ----------
                                                        6,831,745  17,185,432
Cost of shares repurchased .......................     (5,618,966) (5,258,026)
                                                      -----------  ----------
Increase in net assets derived from
   capital share transactions ....................      1,212,779  11,927,406
                                                      -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS .................................       (728,945) 11,964,577
                                                      -----------  ----------

NET ASSETS:
Beginning of year ................................     20,570,764   8,606,187
                                                      -----------  ----------
End of year ......................................    $19,841,819 $20,570,764
                                                      =========== ===========

                             See accompanying notes

                                                              Strategic Income-7

Delaware Group Premium Fund-Strategic Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    Year Ended        5/1/97(1)
                                                                    December 31,         to
                                                                1999        1998      12/31/97
                                                              -------     -------     --------
Net asset value, beginning of period ......................   $10.600     $10.620      $10.000

Income (loss) from investment operations:
Net investment income(2) ..................................     0.779       0.832        0.523
Net realized and unrealized gain (loss)
   on investments and foreign currencies ..................    (1.109)     (0.557)       0.097
                                                               ------      ------        -----
Total from investment operations ..........................    (0.330)      0.275        0.620
                                                               ------      ------        -----

Less dividends and distributions:
Dividends from net investment income ......................    (0.610)     (0.270)        none
Distributions from net realized gain
   on investments .........................................      none      (0.025)        none
                                                               ------      ------        -----
Total dividends and distributions .........................    (0.610)     (0.295)        none
                                                               ------      ------        -----

Net asset value, end of period ............................    $9.660     $10.600      $10.620
                                                               ======     =======      =======

Total return ..............................................    (3.29%)      2.63%        6.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $19,842     $20,571       $8,606
Ratio of expenses to average net assets ...................     0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................     0.80%       0.81%        1.23%
Ratio of net investment income to average net assets ......     7.88%       7.90%        7.44%
Ratio of net investment income to average net assets
   prior to expense limitation and
   expenses paid indirectly ...............................     7.88%       7.89%        7.01%
Portfolio turnover ........................................      101%        143%          70%

---------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.

                             See accompanying notes

                                                              Strategic Income-8

Delaware Group Premium Fund-Strategic Income Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Strategic Income Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the Statement of Operations that result from fluctuations in foreign currency exchange rates. The Series does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Withholding taxes have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, will be distributed following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $491 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $1,175 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.65% of the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.65% on the average daily net assets of the Series. Delaware International Advisers Ltd., an affiliate of DMC, receives one third of the management fee paid to DMC for managing the foreign bond portion of the Series.

                                                              Strategic Income-9

Strategic Income Series
Notes to Financial Statements (Continued)

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                                  Dividend disbursing        Other
                     Investment     transfer agent,         expenses
                     management     accounting fees          payable
                  fee payable to   and other expenses        to DMC
                       DMC           payable to DSC       and affiliates
                  --------------  -------------------     --------------
                     $11,290             $527                 $3,710

Certain officers of DMC, DIAL and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ........     $20,396,077
   Sales ............     $16,686,147

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                 Aggregate       Aggregate
                 Cost of        unrealized       unrealized      Net unrealized
               investments     appreciation     depreciation      depreciation
              ------------     ------------     ------------     --------------
              $20,730,858        $120,644       ($1,520,603)      ($1,399,959)

For federal income tax purposes the Series had accumulated capital losses at December 31, 1999 as follows:

                                 Year of Expiration
                       2006             2007             Total
                      ------     ------------------   ----------
                      $7,365         $1,573,761       $1,581,126

4. Capital Shares
Transactions in capital shares were as follows:

                                                                           Shares issued upon
                                                                     reinvestment of distributions
                                                                          from net investment
                                                                        income and net realized            Shares         Net
                                                        Shares sold       gain on investments           repurchased     increase
                                                        -----------  -----------------------------      -----------     ---------
Year ended December 31, 1999 .......................      563,667              120,241                   (570,992)        112,916
Year ended December 31, 1998 .......................    1,604,989               25,762                   (500,017)      1,130,734

5. Line of Credit
The Series has a committed line of credit for $1,100,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                                             Strategic Income-10

Strategic Income Series
Notes to Financial Statements (Continued)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency contracts were outstanding at December 31, 1999.

7. Futures Contracts
The Series invests in financial futures contracts for the purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 1999 were as follows:

                    Contracts                 Notional                          Unrealized
                      to buy                 cost amount    Expiration date        loss
           -----------------------------     -----------    ---------------     -----------
           3 U.S. Treasury 20 year notes      $276,188           3/00             ($3,375)

8. Options Written
During the year ended December 31, 1999, the Series entered into options contracts in accordance with its investments objectives. When the Series writes an option, a premium is received is and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series as writer of an option bears the market risk of an unfavorable change in the price of the seurity underlying the written option.

Transactions in options written during the year ended December 31, 1999 for the Series were as follows:

                                                           Number      Premiums
                                                       of contracts    received
                                                       ------------    --------
Options outstanding at December 31, 1998 ............             -         $-
Options written .....................................             8      3,821
Options terminated in closing purchase transaction ..            (8)    (3,821)
                                                       ------------    -------
Options written outstanding at December 31, 1999 ....             -         $-
                                                       ============    =======

9. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.


                                                             Strategic Income-11

Strategic Income Series
Notes to Financial Statements (Continued)

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

10. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                     (A)*                (B)*
                  Long-Term           Ordinary           (C)
                 Capital Gains         Income           Total          (D)**
                 Distributions      Distributions    Distribution    Qualifying
                  (Tax Basis)        (Tax Basis)     (Tax Basis)    Dividends(1)
                 -------------      -------------    ------------   ------------
                       -                 100%           100%            2%

---------------
 * Items (A) and (B) are based on a percentage of the Series' total distributions.
**  Item (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                             Strategic Income-12

Delaware Group Premium Fund-Strategic Income Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Strategic Income Series

We have audited the accompanying statement of net assets of Strategic Income Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Income Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period May 1, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.



                                                               /s/ Ernst & Young




Philadelphia, Pennsylvania
February 4, 2000




                                                             Strategic Income-13

FOR CAPITAL GROWTH

Trend Series

Investment Strategy and Performance in 1999
   Throughout most of 1999, investors focused almost exclusively on a handful of stocks--mostly large technology and internet-related companies. Medium size and smaller stocks, for the most part, remained on the sidelines.
   Despite the difficulties experienced by its peers, Trend Series generated excellent returns during the year. Our strategic focus on bottom-up stock selection allowed the Series to pinpoint stocks that performed very well even in a market environment that was generally unfavorable to small companies.
   Trend Series provided a robust return of 70.45% for the year. It significantly outperformed its primary benchmark, the Russell 2000 Growth Index, which had a return of 43.10% for the period. Trend Series was successful during this period because the Series focused on companies that were, in our view, well-managed and displayed above average sales growth.

Portfolio Snapshot
   Our focus on technology and the business services sector helped us, but was offset by weakness in consumer and financial stocks. We attribute strong performance in the technology sector to our positions in electronics and electrical equipment companies. We continue to see strong profit margins for small cap stocks operating in the electronics segment of the technology sector.
   The software industry continues to underperform. Because software companies focused so much on solving Year 2000 problems, they did not develop as much new software, which has led to slowing sales. We believe the software sector will regain earnings momentum and perform well in 2000.
   Performance in the health care industry continues to be disappointing, largely the result of underperformance on the service side of the industry--that is hospitals and hospital management companies. We kept our holdings in this area low compared to the Russell 2000 Growth Index.
   Many of our consumer stock selections performed well in 1999 as consumer confidence soared. Our position, representing the Series' largest weighting at approximately 30% of the portfolio, included a combination of retailers, food processors and consumer services companies.

Investment Outlook
   Large-cap stocks dominated small cap stocks in 1999 until approximately late September (Source: Bloomberg). In the last three months of fiscal 1999, however, we have seen small cap stocks start to stage a comeback. As investors become more confident in the U.S. economy's ability to sustain the longest peacetime expansion on record, they returned to the small cap market.
   We remain convinced that over the long term, smaller companies offer investors substantial opportunities for capital appreciation. Although past market activity does not ensure future results and we certainly can't predict it, we are optimistic as we have witnessed powerful rallies by small company stocks, often in environments similar to what we are now experiencing.

--------------------------------------------------------------------------------
Trend Series Investment Objective
Seeks long-term capital appreciation. It attempts to achieve this objective by investing primarily in small growth-oriented companies that we believe are responsive to changes in the marketplace and have the fundamental characteristics to support continued growth.
--------------------------------------------------------------------------------

                                                                         Trend-1

                                  Trend Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime              24.68%
                          Five Years            29.97%
                          One Year              70.45%

                      For periods ending December 31, 1999

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1999
                                                       Russell 2000
                                     Trend Series      Growth Index
                    12/27/1993       $10,000.00        $10,000
                    12/31/1994       $10,160.00        $ 9,757
                    12/31/1995       $14,143.94        $12,785
                    12/31/1996       $15,699.00        $14,225
                    12/31/1997       $19,053.70        $16,068
                    12/31/1998       $22,109.70        $16,266
                    12/31/1999       $37,685.70        $23,276

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in both the Trend Series and the Russell 2000 Growth Index for the period from the Series' inception on December 27, 1993 through December 31, 1999. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                         Trend-2

Delaware Group Premium Fund-Trend Series
Statement of Net Assets
December 31, 1999

                                                         Number         Market
                                                        of Shares       Value
  COMMON STOCK-88.44%
  Banking, Finance & Insurance-3.89%
  Ambac Financial Group ..........................        118,900    $ 6,205,094
  Doral Financial ................................        164,000      2,019,250
  Metris .........................................        159,800      5,702,863
*+Sovereign Bancorp ..............................        223,800      1,668,009
  Webster Financial ..............................        170,400      4,015,050
                                                                     -----------
                                                                      19,610,266
                                                                     -----------
  Business Services-3.46%
 *Bright Horizons Family Solutions ...............         87,100      1,633,125
 *DBT Online .....................................        110,600      2,695,875
*+Diamond Technology Partners ....................         41,300      3,549,219
 *NFO Worldwide ..................................         42,800        957,650
 *Profit Recovery Group ..........................        323,650      8,596,953
                                                                     -----------
                                                                      17,432,822
                                                                     -----------
  Cable, Media & Publishing-8.88%
 *Acme Communications ............................         50,500      1,679,125
*+AMFM ...........................................         44,900      3,513,425
 *Consolidated Graphics ..........................        125,400      1,873,178
 *Cumulus Media Class A ..........................         30,700      1,558,025
 *Emmis Broadcasting .............................         53,500      6,668,273
*+Getty Images ...................................         53,200      2,600,150
 *Insight Communications .........................        163,700      4,849,613
 *Radio One ......................................         92,200      8,482,400
 *Salem Communications Class A ...................        102,100      2,310,013
 *USA NETWORKS ...................................        202,804     11,204,921
                                                                     -----------
                                                                      44,739,123
                                                                     -----------
  Chemicals-2.34%
 *Mettler-Toledo International ...................        308,400     11,777,025
                                                                     -----------
                                                                      11,777,025
                                                                     -----------
  Computers & Technology-13.04%
*+Bindview Development ...........................        149,700      7,438,219
*+eSPEED Class A .................................         22,900        814,381
 *Exchange Applications ..........................         68,400      3,821,850
  Henry (Jack) & Associates ......................        135,800      7,290,763
*+HotJobs.com ....................................         61,400      2,682,413
 *Legato Systems .................................        112,800      7,762,050
 *Onyx Software ..................................         54,800      2,027,600
 *RSA Security ...................................         31,700      2,456,750
*+Sanchez Computer Associates ....................         88,300      3,636,856
 *Technology Solutions ...........................        118,200      3,871,050
 *VERITAS SOFTWARE ...............................        166,825     23,876,828
                                                                     -----------
                                                                      65,678,760
                                                                     -----------
  Consumer Products-4.65%
  G&K Services Class A ...........................        157,100      5,086,113
*+GEMSTAR INTERNATIONAL
  GROUP LIMITED ..................................        257,000     18,311,250
                                                                     -----------
                                                                      23,397,363
                                                                     -----------
  Electronics & Electrical Equipment-15.41%
 *APPLIED MICRO CIRCUITS .........................        198,400     25,246,400
 *Etec Systems ...................................         44,900      2,014,888
 *Lam Research ...................................         42,700      4,763,719
 *MICREL .........................................        323,500     18,419,281
 *Novellus Systems ...............................         38,300      4,692,947
 *PMC-SIERRA .....................................         91,100     14,604,469
*+Teradyne .......................................        119,000      7,854,000
                                                                     -----------
                                                                      77,595,704
                                                                     -----------
----------
Top 10 stock holdings, representing 35.3% of net assets, are printed in bold.

                                                         Number        Market
                                                        of Shares      Value
  COMMON STOCK-(Continued)
  Environmental Services-0.50%
 *Waste Connections ............................         174,300    $  2,516,456
                                                                    ------------
                                                                       2,516,456
                                                                    ------------
  Food, Beverage & Tobacco-2.15%
 *American Italian Pasta Class A ...............         118,300       3,637,725
 *Cheesecake Factory ...........................         181,300       6,345,500
  Morrison Management Specialist ...............          39,600         853,875
                                                                    ------------
                                                                      10,837,100
                                                                    ------------
  Healthcare & Pharmaceuticals-2.99%
 *Brookdale Living Communities .................         165,900       2,053,013
 *CIMA Labs ....................................          45,600         595,650
 *Neurocrine Biosciences .......................          21,000         519,750
 *Pharmacopeia .................................          67,600       1,529,450
 *Trimeris .....................................         118,900       2,809,013
*+United Therapeutics ..........................         104,900       4,825,400
 *Wesley Jessen VisionCare .....................          60,900       2,306,588
 *Women First Healthcare .......................          75,900         398,475
                                                                    ------------
                                                                      15,037,339
                                                                    ------------
  Industrial Machinery-0.02%
 *Spinnaker Industries .........................           5,800          68,875
 *Spinnaker Industries Class A .................           4,500          54,000
                                                                    ------------
                                                                         122,875
                                                                    ------------
  Leisure, Lodging & Entertainment-4.74%
 *CEC Entertainment ............................         298,100       8,458,588
 *Extended Stay America ........................         110,200         840,275
  Ruby Tuesday .................................         122,000       2,218,875
 *Westwood One .................................          73,200       5,563,200
 *Sonic ........................................         238,850       6,807,225
                                                                    ------------
                                                                      23,888,163
                                                                    ------------
  Retail-12.24%
*+American Eagle Outfitters ....................         139,900       6,295,500
 *Cost Plus ....................................         293,925      10,471,078
 *DOLLAR TREE STORES ...........................         295,200      14,298,750
*+DUANE READE ..................................         196,900       5,427,056
 *Linens' n Things .............................         188,700       5,590,238
*+O'Reilly Automotive ..........................         238,800       5,134,200
  Schultz Sav-O Stores .........................          30,000         382,500
 +Talbots ......................................          73,700       3,288,863
 *Too ..........................................         193,200       3,332,700
 *Tweeter Home Entertainment Group .............         180,400       6,404,200
 *West Marine ..................................         125,200       1,032,900
                                                                    ------------
                                                                      61,657,985
                                                                    ------------
  Telecommunications-13.05%
*+Concord Communications .......................         112,400       4,987,750
 *Dycom ........................................         231,800      10,213,688
 *NETWORK APPLIANCE ............................         270,000      22,426,875
*+NEXTLINK COMMUNICATIONS CLASS A ..............         210,100      17,451,431
 *Pinnacle Holdings ............................         233,800       9,907,275
 *Tickets.com ..................................          51,200         732,800
                                                                    ------------
                                                                      65,719,819
                                                                    ------------
  Transportation & Shipping-1.08%
 *Forward Air ..................................         125,900       5,460,913
                                                                    ------------
                                                                       5,460,913
                                                                    ------------
  Total Common Stock
  (cost $278,748,121) ..........................                     445,471,713
                                                                    ------------

                                                                         Trend-3

Trend Series
Statement of Net Assets (Continued)

                                                       Principal        Market
                                                        Amount          Value
REPURCHASE AGREEMENTS-12.14%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $17,253,000
   U.S. Treasury Notes 4.75%
   due 2/15/04, market value
   $16,573,545) ...................................   $16,201,000    $16,201,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $6,592,000
   U.S. Treasury Notes 6.375%
   due 9/30/01, market value
   $6,711,062 and $6,418,000
   U.S. Treasury Notes 6.625%
   due 4/30/02, market value
   $6,540,889 and $6,402,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market value
   $6,397,433) ....................................    19,255,000     19,255,000
With PaineWebber 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $6,596,000
   U.S. Treasury Notes 5.625%
   due 11/30/00, market value
   $6,602,322 and $6,418,000
   U.S. Treasury Notes 5.375%
   due 2/15/01, market value
   $6,496,706) ....................................   $12,837,000    $12,837,000
With Prudential Securities 2.75%
   1/3/00 (dated 12/31/99,
    collateralized by $13,379,000
   U.S. Treasury Bills
   due 5/18/00, market value
   $13,101,398) ...................................    12,837,000     12,837,000
                                                                     -----------
Total Repurchase Agreements
   (cost $61,130,000) ...........................................     61,130,000
                                                                     -----------


TOTAL MARKET VALUE OF SECURITIES-100.58% (cost $339,878,121 ) .... $506,601,713

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.58%) ..........   (2,944,422)
                                                                   -------------

NET ASSETS APPLICABLE TO 14,964,599 SHARES OUTSTANDING;
   EQUIVALENT TO $33.66 PER SHARE-100.00% ........................ $ 503,657,291
                                                                   =============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization-no par) ... $ 295,803,936
Accumulated net realized gain on investments .....................    41,129,763
Net unrealized appreciation of investments .......................   166,723,592
                                                                   -------------
Total net assets ................................................. $ 503,657,291
                                                                   =============

----------
*Non-income producing security for the year ended December 31, 1999. +Security is partially or fully on loan.

                             See accompanying notes

                                                                         Trend-4

Delaware Group Premium Fund-Trend Series
Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Interest ................................................         $   1,323,296
Dividends ...............................................               256,834
                                                                  -------------
                                                                      1,580,130
                                                                  -------------
EXPENSES:
Management fees .........................................             1,858,141
Accounting and administration ...........................                85,590
Reports and statements to shareholders ..................                28,020
Professional fees .......................................                14,830
Custodian fees ..........................................                10,277
Taxes (other than taxes on income) ......................                 6,299
Dividend disbursing and transfer agent
   fees and expenses ....................................                 5,358
Registration fees .......................................                 5,050
Trustees' fees ..........................................                 2,829
Other ...................................................                14,370
                                                                  -------------
                                                                      2,030,764
Less expenses absorbed or waived ........................                (9,990)
Less expenses paid indirectly ...........................                (9,375)
                                                                  -------------
Total expenses ..........................................             2,011,399
                                                                  -------------
NET INVESTMENT LOSS .....................................              (431,269)
                                                                  -------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments ........................            42,917,993
Net change in unrealized appreciation /
   depreciation of investments ..........................           125,502,501
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .......................................           168,420,494
                                                                  -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ............................         $ 167,989,225
                                                                  =============

                             See accompanying notes

Delaware Group Premium Fund-Trend Series
Statements of Changes in Net Assets

                                                Year Ended           Year Ended
                                                 12/31/99             12/31/98
                                                ----------           ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income (loss) ............     $    (431,269)      $      42,700
Net realized gain (loss) on investments..        42,917,993          (1,048,182)
Net change in unrealized appreciation /
   depreciation of investments ..........       125,502,501          23,501,658
                                              -------------       -------------
Net increase in net assets
   resulting from operations ............       167,989,225          22,496,176
                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...................           (17,149)           (135,410)
Net realized gain on investments ........                --          (2,315,513)
                                              -------------       -------------
                                                    (17,149)         (2,450,923)
                                              -------------       -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ...............       299,364,862         113,799,362
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ..................            17,149           2,450,923
                                              -------------       -------------
                                                299,382,011         116,250,285
Cost of shares repurchased ..............      (131,948,006)        (86,320,418)
                                              -------------       -------------
Increase in net assets derived from
   capital share transactions ...........       167,434,005          29,929,867
                                              -------------       -------------
NET INCREASE IN NET ASSETS ..............       335,406,081          49,975,120
                                              -------------       -------------
NET ASSETS:
Beginning of year .......................       168,251,210         118,276,090
                                              -------------       -------------
End of year .............................     $ 503,657,291       $ 168,251,210
                                              =============       =============

                             See accompanying notes

                                                                         Trend-5

Delaware Group Premium Fund-Trend Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                            Year Ended December 31,
                                                                            1999       1998         1997        1996         1995
                                                                         -----------------------------------------------------------
Net asset value, beginning of year ....................................  $ 19.760    $ 17.380     $ 14.560     $14.020      $10.160

Income (loss) from investment operations:
Net investment income (loss)(1) .......................................    (0.043)      0.006        0.019       0.050        0.098
Net realized and unrealized gain on investments .......................    13.945       2.736        3.031       1.380        3.852
                                                                         --------    --------     --------     -------      -------
Total from investment operations ......................................    13.902       2.742        3.050       1.430        3.950
                                                                         --------    --------     --------     -------      -------

Less dividends and distributions:
Dividends from net investment income ..................................    (0.002)     (0.020)      (0.050)     (0.090)      (0.090)
Distributions from net realized gain on investments ...................      none      (0.342)      (0.180)     (0.800)        none
                                                                         --------    --------     --------     -------      -------
Total dividends and distributions .....................................    (0.002)     (0.362)      (0.230)     (0.890)      (0.090)
                                                                         --------    --------     --------     -------      -------

Net asset value, end of year ..........................................  $ 33.660    $ 19.760     $ 17.380     $14.560      $14.020
                                                                         ========    ========     ========     =======      =======

Total return ..........................................................    70.45%      16.04%       21.37%      11.00%       39.21%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .................................  $503,657    $168,251     $118,276     $56,423      $20,510
Ratio of expenses to average net assets ...............................     0.82%       0.81%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ............................     0.82%       0.85%        0.88%       0.92%        0.96%
Ratio of net investment income (loss) to average net assets ...........    (0.18%)      0.03%        0.16%       0.56%        1.03%
Ratio of net investment income (loss) to average net assets prior
   to expense limitation and expenses paid indirectly .................    (0.18%)     (0.01%)       0.08%       0.44%        0.87%
Portfolio turnover ....................................................       82%        121%         125%        112%          76%

----------
(1) Per share information for the year ended December 31, 1999 was based on the average shares outstanding method.

                             See accompanying notes

                                                                         Trend-6

Delaware Group Premium Fund-Trend Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the Trend Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                         Trend-7

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,698 for the year ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $3,677 for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the series, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. Prior to May 1, 1999, the management fee was calculated at the rate of 0.75% on the average daily net assets of the Series.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2000.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                              Dividend disbursing            Other
        Investment              transfer agent,             expenses
        management              accounting fees              payable
       fee payable to         and other expenses             to DMC
            DMC                 payable to DSC           and affiliates
       --------------         -------------------        --------------
         $285,726                   $1,631                   $40,772

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

                                                                         Trend-8

Trend Series
Notes to Financial Statements (Continued)

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ...................................   $303,588,950
   Sales .......................................   $186,886,351

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                                                Aggregate          Aggregate
                                                     Cost of                   unrealized         unrealized         Net unrealized
                                                   investments                 appreciation       depreciation         appreciation
                                                   ------------                ------------       -------------      --------------
                                                   $340,809,473                $177,099,950       ($11,307,710)        $165,792,240

4. Capital Shares
Transactions in capital shares were as follows:

                                                                           Shares issued upon
                                                                       reinvestment of distributions
                                                                            from net investment
                                                                         income and net realized       Shares               Net
                                                   Shares sold             gain on investments       repurchased         increase
                                                   -----------         ----------------------------  -----------         --------
   Year ended December 31, 1999 ................    12,063,724                        895            (5,616,834)         6,447,785
   Year ended December 31, 1998 ................     6,458,076                    147,114            (4,891,718)         1,713,472

5. Line of Credit
The Series has a committed line of credit for $12,100,000. No amount was outstanding at December 31, 1999, or at any time during the year.

6. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1999 were as follows:

                                                                         Trend-9

                                                  Market value of              Market value of
                                                securities on loan               collateral
                                                ------------------             ---------------
                                                   $54,413,902                   $54,705,600

Net income from securities lending activities for the year ended December 31, 1999 was $80,724 and is included in interest income on the Statement of Operations.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 1999, the Series designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                                                       (A)*                       (B)*
                                                    Long-Term                   Ordinary                (C)
                                                   Capital Gains                 Income                Total              (D)**
                                                   Distributions              Distributions         Distribution        Qualifying
                                                   (Tax Basis)                 (Tax Basis)          (Tax Basis)        Dividends(1)
                                                   -------------              -------------         ------------       ------------
                                                        -                         100%                100%                  2%

  * Items (A) and (B) are based on a percentage of the Series' total distributions.
 ** Item (D) is based on a percentage of ordinary income of the
    Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.To the Shareholders and Board of Directors

                                                                        Trend-10

Delaware Group Premium Fund-Trend Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund--Trend Series

We have audited the accompanying statement of net assets of Trend Series (the "Series") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trend Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                               /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 4, 2000

                                                                        Trend-11

FOR CAPITAL GROWTH

U.S. Growth Series

Investment Strategy and Performance in 1999
   Mixed signals from the U.S. economy over the past year set a challenging backdrop for equity investors. Equity markets flourished during much of the first half of 1999. However throughout the summer and fall of 1999, the market faltered as renewed inflation fears and increasing interest rates eroded investor confidence.
   U.S. Growth Series provided a total cumulative return of 5.90% (capital change plus reinvestment of distributions) for the period from its inception on November 15, 1999 through December 31, 1999. The Series kept pace with its benchmark, the Standard & Poor's 500 Index which returned 5.89% for the period.
   U.S. Growth Series focuses on stocks that demonstrate signs of positive fundamental change, accelerating earnings and strong long-term growth prospects. We particularly focus on companies that are undergoing a positive fundamental change, such as:
   o A new product innovation;
   o Recently introduced new products;
   o An improved industry environment; or
   o A corporate restructuring or a "turnaround" situation.

Portfolio Snapshot
   U.S. Growth Series strives to maintain a well-balanced portfolio to offset the risks associated with investing heavily in only one sector.
   We believe the Series was able to perform well due to our focus on companies that took advantage of technological advances. We see dynamic growth opportunities in electronic commerce, technology and broadband communications. We attribute these opportunities to significant technological innovation, new product cycles and continued consumer confidence. As a result, a large number of U.S. Growth Series' holdings are found in these sectors.
   The Series also benefited from our holdings in the retail sector. In our opinion, benign inflation, record high consumer comfort and historically low unemployment levels continue to bode well for retail stocks.
   We also saw opportunities in certain healthcare sectors as a result of new product innovation, an aging U.S. population and consolidation within the industry. We have focused particularly on medical and biotechnology companies that have led advances in medicine.

Investment Outlook
   Our outlook for the U.S. economy during the next few months remains favorable. We believe that U.S. Growth Series is well positioned to take advantage of advances in numerous technological areas over the coming year. We will focus on stocks that demonstrate signs of positive fundamental change, accelerating earnings and strong long-term growth prospects. We expect continued growth from these companies which should, in our opinion, enable U.S. Growth Series to continue to provide healthy returns.

                               U.S. Growth Series
                            Cumulative Total Return
                      ----------------------------------
                      Lifetime*                    5.90%

                  *From inception on November 15, 1999 through
               December 31, 1999. Such a short period will not be
                   representative of the Series' performance.


--------------------------------------------------------------------------------
U.S. Growth Series Investment Objective
Seeks to provide maximum capital appreciation. It invests primarily in companies of all sizes that the investment manager believes will grow faster than the U.S. economy in general.
--------------------------------------------------------------------------------

                                                                    U.S Growth-1

Delaware Group Premium Fund-U.S. Growth Series
Statement of Net Assets
December 31, 1999

                                                           Number      Market
                                                         of Shares     Value
 COMMON STOCK-60.76%
 Banking, Finance & Insurance-3.85%
 American Express .................................         1,000    $166,250
 Citigroup ........................................         2,000     111,125
 SLM Holding ......................................         1,400      59,150
                                                                     --------
                                                                      336,525
                                                                     --------
 Cable, Media & Publishing-10.37%
*CBS ..............................................         3,800     242,963
*Clear Channel Communications .....................         2,500     223,125
*EchoStar Communications ..........................           800      78,000
 Time Warner ......................................         2,800     202,825
*USA Networks .....................................         2,900     160,225
                                                                     --------
                                                                      907,138
                                                                     --------
 Computers & Technology-10.04%
*Cisco Systems ....................................         1,700     182,113
 Hewlett-Packard ..................................         1,400     159,513
*Oracle ...........................................           700      78,444
*Parametric Technology ............................         2,100      56,831
 Pitney Bowes .....................................         5,100     246,394
*Sun Microsystems .................................         2,000     154,875
                                                                     --------
                                                                      878,170
                                                                     --------
 Consumer Products-0.59%
 Gillette .........................................         1,250      51,484
                                                                     --------
                                                                       51,484
                                                                     --------
 Electronics & Electrical Equipment-5.70%
 Motorola .........................................         1,100     161,975
*National Semiconductor ...........................         4,300     184,094
*Solectron ........................................         1,600     152,200
                                                                     --------
                                                                      498,269
                                                                     --------
 Energy-3.58%
 Enron ............................................         3,800     168,624
 Schlumberger .....................................         2,300     129,375
 Transocean Sedco Forex ...........................           445      15,000
                                                                     --------
                                                                      312,999
                                                                     --------
-----------------
Top 10 stock holdings, representing 24.4% of net assets, are printed in bold.

                                                           Number      Market
                                                         of Shares     Value
 COMMON STOCK (Continued)
 Food, Beverage & Tobacco-1.13%
 Coca-Cola ........................................         1,700  $   99,025
                                                                   ----------
                                                                       99,025
                                                                   ----------
 Healthcare & Pharmaceuticals-5.67%
*Amgen ............................................         1,400      84,088
*Genentech ........................................           900     121,050
*Guidant ..........................................         3,000     141,000
 Medtronic ........................................         4,100     149,394
                                                                   ----------
                                                                      495,532
                                                                   ----------
 Industrial Machinery-3.97%
*Applied Materials ................................         1,600     202,700
*Celestica ........................................         2,600     144,300
                                                                   ----------
                                                                      347,000
                                                                   ----------
 Telecommunications-13.89%
 AT&T .............................................         2,800     142,100
 Lucent Technologies ..............................         2,900     216,955
*MCI WorldCom .....................................         4,350     230,822
*NEXTEL Communications ............................         1,300     134,063
*Sprint ...........................................         1,400     143,500
*Tellabs ..........................................         2,300     147,632
*VoiceStream Wireless .............................         1,400     199,237
                                                                   ----------
                                                                    1,214,309
                                                                   ----------
 Utilities-1.97%
*AES ..............................................         2,300     171,925
                                                                   ----------
                                                                      171,925
                                                                   ----------
 Total Common Stock
  (cost $4,952,305) ...............................                 5,312,376
                                                                   ----------

                                                                    U.S Growth-2

U.S. Growth Series
Statement of Net Assets (Continued)

                                                        Principal     Market
                                                          Amount      Value
REPURCHASE AGREEMENTS-37.89%
With Chase Manhattan 2.50%
   1/3/00 (dated 12/31/99,
   collateralized by $935,000
   U.S. Treasury Notes 4.75%
   due 2/15/04, market
   value $898,219) .................................     $878,000  $  878,000
With J.P. Morgan Securities 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $357,000 U.S.
   Treasury Notes 6.375% due
   9/30/01, market value $363,713
   and $348,000 U.S. Treasury
   Notes 6.625% due 4/30/02,
   market value $354,490 and
   $347,000 U.S. Treasury Notes
   6.25% due 6/30/02, market
   value $346,715) .................................    1,043,000   1,043,000


                                                        Principal     Market
                                                          Amount      Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 3.00%
   1/3/00 (dated 12/31/99,
   collateralized by $357,000
   U.S. Treasury Notes 5.625%
   due 11/30/00, market
   value $357,819 and $348,000
   U.S. Treasury Notes 5.375%
   due 2/15/01, market value
   $352,095) .......................................     $696,000  $  696,000
With Prudential Securities
   2.75% 1/3/00 (dated 12/31/99,
   collateralized by $725,000
   U.S. Treasury Bills due 5/18/00,
   market value $710,000) ..........................      696,000     696,000
                                                                   ----------
Total Repurchase Agreements
   (cost $3,313,000) ...............................                3,313,000
                                                                   ----------

TOTAL MARKET VALUE OF SECURITIES-98.65% (cost $8,265,305) .......  $8,625,376

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.35% ...........     118,204
                                                                   ----------

NET ASSETS APPLICABLE TO 825,355 SHARES OUTSTANDING;
   EQUIVALENT TO $10.59 PER SHARE-100.00% .......................  $8,743,580
                                                                   ==========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1999:
Shares of beneficial interest (unlimited authorization -
   no par) ......................................................  $8,362,047
Undistributed net investment income .............................      21,462
Net unrealized appreciation of investments ......................     360,071
                                                                   ----------
Total net assets ................................................  $8,743,580
                                                                   ==========

-------------------
*Non-income producing security for the year ended December 31, 1999.

                             See accompanying notes

                                                                    U.S Growth-3

Delaware Group Premium Fund-U.S. Growth Series
Statement of Operations

                                                     11/15/99* to
                                                         12/31/99
                                                     ------------
INVESTMENT INCOME:
Dividends ...........................................   $  24,301
Interest ............................................       1,914
                                                        ---------
                                                           26,215
                                                        ---------
EXPENSES:
Management fees .....................................       4,141
Accounting and administration .......................         270
Reports and statements to shareholders ..............         210
Custodian fees ......................................         117
Professional fees ...................................          67
Taxes (other than taxes on income) ..................          40
Trustee's fees ......................................          18
Dividend disbursing and transfer agent fees and
   expenses .........................................          15
Other ...............................................         178
                                                        ---------
                                                            5,056
Less expenses absorbed or waived ....................        (252)
Less expenses paid indirectly .......................         (51)
                                                        ---------
Total expenses ......................................       4,753
                                                        ---------
NET INVESTMENT INCOME ...............................      21,462
                                                        ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ....................           -
Net change in unrealized appreciation /
   depreciation of investments ......................     360,071
                                                        ---------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ...................................     360,071
                                                        ---------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................   $ 381,533
                                                        =========
--------------
*Date of commencement of operations.

                             See accompanying notes

Delaware Group Premium Fund-U.S. Growth Series
Statement of Changes in Net Assets

                                                           11/15/99* to
                                                               12/31/99
                                                           ------------
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ....................................   $   21,462
Net realized gain on investments .........................            -
Net change in unrealized appreciation / depreciation
   of investments ........................................      360,071
                                                             ----------
Net increase in net assets resulting from operations .....      381,533
                                                             ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ................................    8,362,469
Cost of shares repurchased ...............................         (422)
                                                             ----------
Increase in net assets derived from capital
   share transactions ....................................    8,362,047
                                                             ----------
NET INCREASE IN NET ASSETS ...............................    8,743,580
                                                             ----------
NET ASSETS:
Beginning of period ......................................            -
                                                             ----------
End of period ............................................   $8,743,580
                                                             ==========
----------------
*Date of commencement of operations.

                             See accompanying notes

                                                                   U.S Growth-4

Delaware Group Premium Fund - U.S. Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                          11/15/99(1)
                                                                   to
                                                             12/31/99
                                                          -----------
Net asset value, beginning of period ......................   $10.000

Income from investment operations:
Net investment income .....................................     0.026
Net realized and unrealized gain on investments ...........     0.564
                                                              -------
Total from investment operations ..........................     0.590
                                                              -------
Net asset value, end of period ............................   $10.590
                                                              =======
Total return ..............................................     5.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $ 8,744
Ratio of expenses to average net assets ...................     0.75%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................     0.79%
Ratio of net investment income to average net assets ......     3.33%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses
   paid indirectly ........................................     3.29%
Portfolio turnover ........................................        0%

-----------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                                    U.S Growth-5

Delaware Group Premium Fund-U.S. Growth Series
Notes to Financial Statements
December 31, 1999

Delaware Group Premium Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers 18 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, the Trend Series and the U.S. Growth Series. These financial statements and the related notes pertain to the U.S. Growth Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxe--The Series intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series will make distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14 for the period ended December 31, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $37 for the period ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.65% of the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets over $2,500 million. Lynch & Mayer, Inc., an affiliate of DMC, receives 60% of the advisory fee paid to DMC for acting as a sub-advisor to the Series.

DMC has elected to waive its fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Series through April 30, 2000.


                                                                    U.S Growth-6

U.S. Growth Series
Notes to Financial Statements (Continued)

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1999, the Series had liabilities payable to affiliates as follows:

                              Dividend disbursing                 Other
     Investment                  transfer agent,                 expenses
     management                  accounting fees                  payable
   fee payable to              and other expenses                 to DMC
        DMC                      payable to DSC                and affiliates
   --------------             -------------------              --------------
      $4,141                           -                              -

Certain officers of DMC and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ....................................      $4,952,305
   Sales ........................................               -

At December 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate         Aggregate
     Cost of          unrealized        unrealized        Net unrealized
   investments       appreciation      depreciation        appreciation
   -----------       ------------      ------------       --------------
   $8,265,305          $452,083          ($92,012)           $360,071

4. Capital Shares
Transactions in capital shares were as follows:

                                                         Shares           Net
                                    Shares sold       repurchased       increase
                                    -----------       -----------       --------
Period ended December 31, 1999*:...   825,396             (41)          825,355

-----------------
*Commenced operations on 11/15/99.

                                                                    U.S Growth-7

Delaware Group Premium Fund-U.S. Growth Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund--U.S. Growth Series

We have audited the accompanying statement of net assets of U.S. Growth Series (the "Series") as of December 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the period November 15, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Growth Series at December 31, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the period November 15, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000

                                                                    U.S Growth-8